As filed with the Securities and Exchange Commission on April 28, 2017

  Registration Nos. 333-182483
  and 811-5013

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☐
  PRE-EFFECTIVE AMENDMENT NO.  ☐

  POST-EFFECTIVE AMENDMENT NO. 5  ☒

and

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

  Amendment No. 36  ☒

United Investors Annuity Variable Account

(Exact Name of Registrant)

Protective Life Insurance Company

(Name of Depositor)

2801 Highway 280 South,

Birmingham, Alabama 35223

(Address of Depositor's Principal Executive Offices)

(205) 268-1000

Depositor's Telephone Number, including Area Code:

MAX BERUEFFY, Esq.

Protective Life Insurance Company

2801 Highway 280 South

Birmingham, Alabama 35223

Name and Address of Agent for Service:

Copy to:

STEPHEN E. ROTH, Esq.

THOMAS E. BISSET, Esq.

Eversheds Sutherland (US) LLP

700 Sixth Street, N.W., Suite 700

Washington, DC 20001-3980

It is proposed that this filing will become effective (check appropriate box):

☐  Immediately upon filing pursuant to paragraph (b) of Rule 485;

☒  on May 1, 2017 pursuant to paragraph (b) of Rule 485;

☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485;

☐  on ___________ pursuant to paragraph (a)(1) of Rule 485;

Title of Securities Being Registered:

Interests in a Separate Account issued through Variable Annuity Contracts.

PROSPECTUS May 1, 2017

Please read this prospectus carefully before investing, and keep it for future reference. It contains important information about the Advantage IISM variable annuity policy.

The policy is issued by Protective Life Insurance Company. Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company. (See "Protective Life Insurance Company" for information about the merger of United Investors Life Insurance Company with and into Protective Life Insurance Company.) We do not currently offer this policy for sale to new purchasers.

To learn more about the policy, you may want to look at the Statement of Additional Information dated May 1, 2017 (known as the "SAI"). For a free copy of the SAI, contact us at our Administrative Office at:

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

Protective Life has filed the SAI with the U.S. Securities and Exchange Commission (the "SEC") and has incorporated it by reference into this prospectus. The SAI's table of contents appears at the end of this prospectus.

The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information.

ADVANTAGE IISM VARIABLE ANNUITY

DEFERRED VARIABLE ANNUITY POLICY issued by Protective Life Insurance Company (formerly issued by United Investors Life Insurance Company) through United Investors Annuity Variable Account

The policy has 11 funding choices — one fixed account (paying a guaranteed minimum fixed rate of interest) and ten variable investment divisions which invest in the following mutual fund portfolios of Ivy Funds Variable Insurance Portfolios:

•  Ivy VIP Asset Strategy

•  Ivy VIP Balanced

•  Ivy VIP Bond

•  Ivy VIP Core Equity

•  Ivy VIP Growth

•  Ivy VIP High Income

•  Ivy VIP Global Growth

•  Ivy VIP Government Money Market

•  Ivy VIP Science and Technology

•  Ivy VIP Small Cap Growth

Variable annuity policies involve certain risks, and you may lose some or all of your investment.

•  We do not guarantee how any of the investment divisions will perform.

•  The policy is not a deposit or obligation of any bank, and no bank or government agency endorses or guarantees the policy.

•  Neither the U.S. Government nor any Federal agency insures your investment in the policy.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

VARIABLE ANNUITY POLICIES:

ARE NOT FDIC INSURED	ARE NOT BANK GUARANTEED	MAY LOSE VALUE

U-1053, Ed. 5-17

Glossary	3
Summary	3
The Policy	3
Annuity Payments	4
Purchasing the Policy	4
Funding Choices	4
Charges and deductions	5
Fee tables	5
Taxes	7
Surrender and Partial Withdrawals	7
Death Benefit	7
Other Information	7
Inquiries	8
Protective Life Insurance Company	8
United Investors Annuity Variable Account	9
Ivy Variable Insurance Portfolios	9
Certain Payments We Receive with Regard to the Portfolios	12
Fund Management	12
Fixed Account	12
The Policy	12
State Variations	12
Issuance of a Policy	12
Purchase Payments	13
Allocation of Purchase Payments	13
Processing Your Policy Transactions: "Good Order" Requirements	14
Policy Value	14
Variable Account Value	14
Fixed Account Value	15
Surrender and Partial Withdrawals	15
Withdrawals	15
Automatic Partial Withdrawals	15
Surrender	16
Signature Guarantees	16
Restrictions Under the Texas ORP and Section 403(b) Plans	16
Restrictions Under Other Qualified Policies	17
Transfers	17
Dollar Cost Averaging	19
Death benefit	19
Escheatment of Death Benefit	20
Required Distributions	20
"Free Look" Period	21
Delay or Suspension of Payments	21
Business Disruption and Cyber-Security Risks	22
Charges and Deductions	22
Annual Deduction	22
Sales Charge	22
Annual Policy Fee	23
Withdrawal Charge	23
Waiver of Withdrawal Charges Rider	24
Mortality and Expense Risk Charge	24
Transaction Charge	25
Premium Taxes	25
Other Taxes	25
Fund Expenses	25
Older Policies	25
Reduction in Charges for Certain Groups	25
Annuity Payments	25
Election of Annuity Payment Method	25
Retirement Date	26
Annuity Payment Methods	26
Distribution of the Policies	27
Federal Tax Matters	28
Qualified Retirement Plans	32
Federal Income Tax Withholding	35
Voting Rights	35
Legal Proceedings	36
Financial Statements	36
Condensed Financial Information	37
Statement of Additional Information
Table of Contents	38

Glossary

Administrative Office

Protective Life Insurance Company, P.O. Box 1928, Birmingham, Alabama 35202-1928 (for written notice sent by U.S. postal service) or Protective Life Insurance Company, 2801 Highway 280 South, Birmingham, Alabama 35223 (for written notice sent by a nationally recognized overnight delivery service).

Annuitant	The annuitant is the individual whose life expectancy determines the size of annuity payments and whose actual lifetime may determine the duration of annuity payments.
Beneficiary	The beneficiary is the individual or individuals to whom the death benefit is paid if the annuitant dies before the retirement date.
Business Day

Each day that the New York Stock Exchange is open for regular trading and our Administrative Office is open for business. The close of regular trading on the New York Stock Exchange usually is 4:00 p.m. Eastern Time. (The policy form uses the term "Valuation Period" to refer to business days.)

Joint Annuitant

The joint annuitant, if any, is a second individual whose joint life expectancy with the annuitant determines the size of annuity payments and whose actual lifetime with the annuitant may determine the duration of annuity payments.

Owner's Designated Beneficiary	The owner's designated beneficiary (a joint owner, if any, or the beneficiary named in the policy) is the individual who becomes owner of the policy upon the death of an owner.
Policy Year	A policy year is a year that starts on the policy's effective date or on a policy anniversary.
Retirement Date	The retirement date is the date on which annuity payments are to start.
We, Us, Our	We are Protective Life Insurance Company.
You, Your	You are the policy owner.

Summary

This is a summary of some of the more important points that you should know about the Advantage II variable annuity policy. This policy is no longer being sold, although you can still make additional purchase payments if you own a policy.

The Policy

The Advantage II variable annuity policy lets you invest on a tax-deferred basis for your retirement or other long-term purposes. Tax deferral allows the entire amount you have invested, plus earnings, if any, to remain in the policy where they can continue to produce an investment return. Therefore, your money could grow faster than in a comparable taxable investment where current income taxes would be due each year.

You may divide your Advantage II policy value among the fixed account and its variable investment divisions which invest in portfolios of Ivy Funds Variable Insurance Portfolios. We guarantee the principal and a minimum interest rate you will receive from the fixed account. However, the value of what you allocate to the variable investment divisions is not guaranteed. Instead, your investment in the variable investment divisions will go up or down with the performance of the particular Ivy Funds Variable Insurance Portfolios you select. You may lose money on investments in the variable investment divisions.

Like most annuity policies, different rules apply to the Advantage II policy before and after the retirement date you select for your policy. Before the retirement date, you may invest more money in your policy. After the retirement date, you will receive one or more annuity payments. The amount of money you accumulate in your policy before the retirement date has a major effect on the size of the payments you receive after the retirement date.

This policy is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes; and for persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high Federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of losing money that you put in.

There are various additional fees and charges associated with variable annuities. You should consider whether the features and benefits unique to variable annuities, such as the opportunity for lifetime income payments, a guaranteed death benefit and the guaranteed level of certain charges are appropriate for your needs. Variable annuities provide tax-deferral when purchased outside of qualified plans. However, the tax deferral features of variable annuities are unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases.

Annuity Payments

On the retirement date, you may apply your policy value to receive fixed annuity payments, variable annuity payments or a combination. We guarantee that fixed annuity payments will remain constant throughout the payment period. However, the amount of each variable annuity payment will go up or down with the performance of the particular investment divisions you select.

You may choose among the following ways of receiving your annuity payments:

1.  Payments for the lifetime of an individual you select (the annuitant).

2.  Payments for the lifetime of the survivor of two individuals you select (the annuitant and joint annuitant).

3.  Payments for the lifetime of an individual (the annuitant), but guaranteed to continue for at least 10 or 20 years.

Other annuity payment methods are available with our written consent.

Purchasing the Policy

Your policy can be either a "qualified" policy (one that is designed for use with retirement plans entitled to special income tax treatment under the Internal Revenue Code, e.g., IRAs, Roth IRAs, and Section 403(b) tax-sheltered annuities), or a policy on a non-qualified tax basis. For a non-qualified policy, the minimum initial investment is $5,000. For a qualified policy, the initial investment must be at least $1,200, although we will accept installments of at least $100 per month through a bank draft authorization or a preapproved group payment method. You can make more investments of at least $100 each before the retirement date.

Funding Choices

You may allocate each new investment (and your existing policy value) among variable investment divisions which invest in the following portfolios of Ivy Funds Variable Insurance Portfolios:

•  Ivy VIP Asset Strategy

•  Ivy VIP Balanced

•  Ivy VIP Bond

•  Ivy VIP Core Equity

•  Ivy VIP Growth

•  Ivy VIP High Income

•  Ivy VIP Global Growth

•  Ivy VIP Government Money Market

•  Ivy VIP Science and Technology

•  Ivy VIP Small Cap Growth

In most states, you may also allocate purchase payments and your policy value to the fixed account. We guarantee your fixed account allocation will earn at least 4% interest per year.

Charges and deductions

We do not deduct any charges from your purchase payments when received, except for any premium taxes charged in your location.

We deduct a sales charge of 8.5% of each purchase payment (taken from your policy value in ten annual installments of 0.85% each). We also deduct $50 a year from your policy value for certain administrative expenses. These amounts are deducted on your policy anniversary.

If you surrender your policy or make a cash withdrawal, we may deduct a withdrawal charge. This withdrawal charge is 8% of purchase payments withdrawn that are less than one year old. It decreases by 1% for each additional policy year since we received the purchase payment deemed to be withdrawn. There is no withdrawal charge on purchase payments eight or more years old. We also do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of:

(a)  10% of the total purchase payments you have invested in the policy; or

(b)  10% of your policy value at the time the withdrawal is made.

Some restrictions may apply.

The withdrawal charge also applies at the retirement date. In addition, we deduct a $20 transaction charge for each withdrawal in excess of four in any one policy year.

We also deduct a daily charge from the variable investment divisions to compensate us for certain mortality and expense risks. This charge is at an effective annual rate of 0.90% of the daily net assets of the variable investment divisions.

In addition, investment management fees, 12b-1 fees, and other expenses are deducted from each portfolio of Ivy Funds Variable Insurance Portfolios.

Fee tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy. State premium taxes may also be deducted.

Transaction Fees
Charge	Amount Deducted — Maximum Guaranteed Charge
Policyowner Transaction Expenses
Deferred Sales Charge(1) (as a percentage of each purchase payment)	8.50% (deducted at 0.85% per year on each of the first ten policy anniversaries following receipt of purchase payment)
Withdrawal Charges(2) (as a percentage of purchase payment being withdrawn)	Upon withdrawal, surrender or annuitization, 8% of purchase payments withdrawn that are less than 1 year old
Transaction Charge	$20 upon each withdrawal in excess of 4 per policy year
Premium Tax Charge	0%-3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	Amount Deducted — Maximum Guaranteed Charge
Policy Fee:	$50 per policy anniversary
Variable Account Annual Expenses (as a percentage of daily net assets): Mortality and Expense Risk Charge	Daily charge at an annual rate of 0.90%

(1)  Policies issued before May 1, 1992, or later in some states, may have a Sales Charge of 6% deducted from any purchase payment after the initial purchase payment. For these additional purchase payments, the 8.5% Deferred Sales Charge does not apply and there is no Withdrawal Charge for such payments.

(2)  Withdrawal Charge (% of purchase payment being withdrawn):

Number of Policy Anniversaries Since Receipt of Purchase Payment	0	1	2	3	4	5	6	7	8+
% of purchase payment	8%	7%	6%	5%	4%	3%	2%	1%	0%

We do not deduct a withdrawal charge on the free withdrawal amount, which is the greater of: (a) 10% of the total purchase payments you have invested in the policy; or (b) 10% of your policy value at the time the withdrawal is made. The withdrawal charge also applies at the retirement date.

The next item shows the lowest and highest total operating expenses deducted from portfolio assets (before waiver or reimbursement) during the fiscal year ended December 31, 2016. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES

	Lowest	Highest
Total Annual Portfolio Operating Expenses (expenses that are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses as a percentage of net assets of the portfolio)	0.46%	1.17%

Examples: The following examples are intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include policy owner transaction expenses, policy fees, variable account annual expenses, and portfolio operating expenses. These examples do not reflect any premium tax charges.

The examples assume that you invest $10,000 in the policy for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum portfolio expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

>If you surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 Year	3 Years	5 Years	10 Years
IVY VIP Asset Strategy	$859	$1,141	$1,428	$2,406
IVY VIP Balanced	$858	$1,138	$1,424	$2,395
IVY VIP Bond	$837	$1,073	$1,311	$2,157
IVY VIP Core Equity	$853	$1,120	$1,392	$2,331
IVY VIP Global Growth	$869	$1,175	$1,485	$2,523
IVY VIP Government Money Market	$805	$973	$1,139	$1,789
IVY VIP Growth	$857	$1,135	$1,419	$2,385
IVY VIP High Income	$850	$1,112	$1,378	$2,298
IVY VIP Science and Technology	$874	$1,186	$1,505	$2,565
IVY VIP Small Cap Growth	$870	$1,177	$1,490	$2,534

>If you do not surrender or annuitize your policy at the end of the applicable time period, you would pay the following expenses:

Investment Division	1 Year	3 Years	5 Years	10 Years
IVY VIP Asset Strategy	$211	$651	$1,117	$2,406
IVY VIP Balanced	$210	$648	$1,112	$2,395
IVY VIP Bond	$187	$579	$996	$2,157
IVY VIP Core Equity	$204	$629	$1,080	$2,331
IVY VIP Global Growth	$222	$686	$1,175	$2,523
IVY VIP Government Money Market	$153	$474	$819	$1,789
IVY VIP Growth	$209	$645	$1,107	$2,385
IVY VIP High Income	$201	$620	$1,065	$2,298
IVY VIP Science and Technology	$227	$698	$1,196	$2,565
IVY VIP Small Cap Growth	$223	$689	$1,181	$2,534

These examples are not intended to represent past or future expenses. Actual expenses may be greater or less than those shown. The assumed 5% return is purely hypothetical. Actual returns (investment performance) will vary, and may be more or less than 5%.

Taxes

You are generally required to pay taxes on amounts earned in a non-qualified policy only when they are withdrawn. When you take distributions or withdrawals from your policy before your retirement date, taxable earnings generally are considered to be paid out first, followed by your investment in the policy. After the retirement date, annuity payments from non-qualified policies are considered in part a return of your investment so that a portion of each payment is not taxable until your investment in the policy has been recovered.

You are generally required to pay taxes on all amounts withdrawn from a qualified policy because purchase payments were made with before-tax dollars. You are not required to pay taxes on distributions of purchase payments made with after-tax dollars.

Taxable distributions from the policy are taxed as ordinary income. You may owe a 10% Federal tax penalty for distributions or withdrawals taken before age 59 1/2.

Surrender and Partial Withdrawals

You may surrender the policy before the retirement date for its policy value less any withdrawal charge and any premium tax charge.

You may make a partial withdrawal of cash from your policy value. The withdrawal must be at least $250, and the policy value remaining after the withdrawal must be at least $2,000.

Surrenders and withdrawals may be taxable, and if taken before age 59 1/2, then a 10% Federal tax penalty may apply. Surrenders and withdrawals from qualified policies may be severely restricted or prohibited.

You cannot surrender the policy or make a withdrawal after the retirement date.

Withdrawals will negatively affect your policy value and may negatively affect the death benefit and any other policy guarantees.

Death Benefit

The policy provides a death benefit if the annuitant dies before the retirement date. We will pay the death benefit in a lump sum or as a series of annuity payments, as permitted under applicable law.

The death benefit is the greatest of:

(a)  your policy value at the time the death benefit is paid.

(b)  the total purchase payments you have invested in the policy (less any withdrawals you have made and withdrawal charges and transaction charges); or

(c)  the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant's 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant's 85th birthday.

Other Information

Free Look: You may cancel the policy by returning it in good order either to our Administrative Office or to the registered agent who sold it within 10 days after you receive it. (See "Processing Your Policy Transactions: "Good Order" Requirements".) When we receive the returned policy, we will cancel it and refund the greater of your policy value or your purchase payments. During this "free look" period, purchase payments that were allocated to any variable investment division are held in the money market investment division. (The "free look" period may be longer in some states.)

Automatic Partial Withdrawals: You may arrange for automatic partial withdrawals of the same dollar amount to be made every month, three months, six months, or twelve months. Automatic partial withdrawals cannot exceed the free withdrawal amount in any one policy year. Automatic partial withdrawals are not subject to the $250 minimum amount, or to the transaction charge for more than four withdrawals in any one policy year. These withdrawals may be taxable, and you may also incur a 10% Federal tax penalty before age 59 1/2.

Waiver of Withdrawal Charges Rider: If your policy includes the waiver of withdrawal charges rider, we will waive withdrawal charges under certain conditions if the annuitant (1) becomes confined in a qualified nursing home or qualified hospital or qualified hospice care program; (2) becomes totally disabled; or (3) is diagnosed with a terminal illness. (See your policy for state variations, as certain provisions may be different due to legal requirements.)

Transfers: Before the retirement date, you may transfer all or part of your policy value among the 11 funding choices. However, you may transfer out of the fixed account only once each policy year. Other restrictions apply, especially to fixed account transfers. We may severely restrict transfers in the future or even revoke the transfer privilege for certain owners. (See "Transfers.")

After the retirement date, the annuitant may reallocate his or her annuity value among the variable investment divisions or from the variable investment divisions to the fixed account once each policy year. However, after the retirement date, transfers from the fixed account to the variable investment divisions are not permitted.

Dollar Cost Averaging: Before the retirement date, you may have automatic monthly transfers made from the money market investment division to as many as four of the other variable investment divisions. Certain minimums and other restrictions apply.

Tax-Free "Section 1035" Exchanges: You can generally exchange one annuity policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both annuities carefully. Remember that if you exchange another annuity for the one described in this prospectus, you might have to pay a surrender charge on your old annuity, there will be a new surrender charge period for this policy, other charges may be higher (or lower) and the benefits may be different.You should not exchange another annuity for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax advisor to discuss the potential tax effects of such a transaction.

Financial Information: Condensed financial information for the variable investment divisions is located at the end of this prospectus. Our financial statements, and full financial statements for the variable investment divisions, are in the Statement of Additional Information.

State Variations: Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our Administrative Office for additional information that may be applicable to your state.

Inquiries

If you have questions about your policy or need to make changes, contact your financial representative who sold you the policy, or contact us at our Administrative Office:

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

The policy is not available in all states. This prospectus does not offer to sell securities in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire prospectus and the Ivy Funds Variable Insurance Portfolios prospectus carefully before investing. For qualified policies, the requirements of a particular retirement plan, an endorsement to the policy, or limitations or penalties imposed by the Internal Revenue Code may impose limits or restrictions on purchase payments, surrenders, distributions or benefits, or on other provisions of the policy. This prospectus does not describe all of the limitations or restrictions. (See "Qualified Retirement Plans.")

Protective Life Insurance Company

The policy is issued by Protective Life. Protective Life is a Tennessee corporation and was founded in 1907. Protective Life provides life insurance, annuities, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2016, Protective Life had total assets of approximately $74.5 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and subsidiary of the Dai-ichi Life Insurance Company, Limited ("Dai-ichi"). Dai-ichi is a top 20 global life insurance company. Dai-ichi's stock is traded on the Tokyo Stock Exchange. PLC had total assets of approximately $75.0 billion at December 31, 2016.

Prior to July 1, 2012, the policy was issued by United Investors Life Insurance Company ("United Investors"), at that time a wholly owned subsidiary of Protective Life. United Investors was incorporated in the State of Missouri on August 17, 1981, as the successor to a company of the same name established in Missouri on September 27, 1961. On December 31, 2010, Protective Life acquired the stock of United Investors, and effective following the close of business on July 1, 2012, United Investors merged with and into Protective Life. Protective Life was the surviving company, and assumed responsibility for United Investor's obligations under the policy.

Please note: The mergers do not affect your policy benefits or any other terms or conditions under the policy; there are no tax consequences for you as a result of the merger; and you are not charged any additional fees or expenses as a result of the merger.

United Investors Annuity Variable Account

The variable investment divisions are "sub-accounts" or divisions of the United Investors Annuity Variable Account (the "Variable Account"). The Variable Account was established as a segregated asset account on December 8, 1981 and modified on January 5, 1987. In connection with the merger of United Investors Life Insurance Company with and into Protective Life, the Variable Account was transferred to Protective Life on July 1, 2012.

The Variable Account will receive and invest the purchase payments allocated to the variable investment divisions. Our Variable Account is currently divided into ten investment divisions. Each division invests exclusively in shares of a single portfolio of Ivy Funds Variable Insurance Portfolios. Income, gains and losses arising from the assets of each investment division are credited to or charged against that division without regard to income, gains or losses from any other investment division of the Variable Account or arising out of any other business we may conduct.

The assets in the Variable Account are our property and we are obligated to pay all benefits under the policy. However, the assets allocated to the variable investment divisions that are attributable to the policy values are not chargeable with liabilities arising out of any other business that we may conduct.

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. It meets the definition of a "separate account" under the Federal securities law. However, the SEC does not supervise the management or investment practices or policies of the Variable Account or us.

We do not guarantee any money you place in the investment divisions. The value of each investment division will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Ivy Variable Insurance Portfolios

The Variable Account invests in shares of Ivy Variable Insurance Portfolios, a mutual fund with the following separate investment portfolios available to the Variable Account:

  1.  Ivy VIP Asset Strategy;

  2.  Ivy VIP Balanced;

  3.  Ivy VIP Bond;

  4.  Ivy VIP Core Equity;

  5.  Ivy VIP Growth;

  6.  Ivy VIP High Income;

  7.  Ivy VIP Global Growth;

  8.  Ivy VIP Government Money Market;

  9.  Ivy VIP Science and Technology; and

  10.  Ivy VIP Small Cap Growth.

The assets of each portfolio of Ivy Variable Insurance Portfolios are separate from the assets of the other portfolios. Thus, each portfolio operates separately, and the income, gains, or losses of one portfolio have no effect on the investment performance of any other portfolio. The investment divisions buy and sell portfolio shares at net asset value. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the mutual fund portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi-annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund. After you select portfolios, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not provide investment advice and we do not recommend or endorse any particular mutual fund portfolios.

The following table summarizes each portfolio's investment objective(s). There is no assurance that any of the portfolios will achieve their stated objective(s). You can find more detailed information about the portfolios, including a description of risks and expenses, in the Ivy Funds Variable Insurance Portfolios prospectus. You should read that prospectus carefully and keep it for future reference.

Portfolio	Investment Objective(s) and Certain Policies
Ivy VIP Asset Strategy	Ivy VIP Asset Strategy seeks to provide total return. It seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as in derivative instruments, precious metals and investments with exposure to various foreign currencies.
Ivy VIP Balanced	Ivy VIP Balanced seeks to provide total return through a combination of capital appreciation and current income. It seeks to achieve its objective by investing primarily in a mix of stocks, debt securities and short-term instruments, depending on market conditions.
Ivy VIP Bond	Ivy VIP Bond seeks to provide current income consistent with preservation of capital. It seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in bonds (for this purpose, "bonds" includes any debt security with an initial maturity greater than one year). The Portfolio invests in a variety of primarily investment-grade debt securities (including bonds rated BBB- or higher by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by Ivy Investment Management Company (IICO), the Portfolio's investment manager, to be of comparable quality), which include corporate debt securities, mortgage-backed securities, debt securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities (U.S. government securities) and other asset-backed securities.
Ivy VIP Core Equity	Ivy VIP Core Equity seeks to provide capital growth and appreciation. It seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in equity securities, primarily in common stocks of large capitalization companies that Ivy Investment Management Company (IICO), the Portfolio's investment manager, believes have a leading market position or sustainable competitive advantage in their industry.
Ivy VIP Growth	Ivy VIP Growth seeks to provide growth of capital. It seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by large capitalization, growth-oriented companies with above-average levels of profitability and that Ivy Investment Management Company (IICO), the Portfolio's investment manager, believes have the ability to sustain growth over the long term.

Portfolio	Investment Objective(s) and Certain Policies
Ivy VIP High Income	Ivy VIP High Income seeks to provide total return through a combination of high current income and capital appreciation. It seeks to achieve its objective by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities, including secured and unsecured loan assignments, loan participations and other loan instruments (loans), of U.S. and foreign issuers, the risks of which are, in the judgment of Ivy Investment Management Company (IICO), the Portfolio's investment manager, consistent with the Portfolio's objective.
Ivy VIP Global Growth	Ivy VIP Global Growth seeks to provide growth of capital. It seeks to achieve its objective by investing primarily in common stocks of U.S. and foreign companies including depositary receipts of foreign issuers that Ivy Investment Management Company (IICO), the Portfolio's investment manager, believes are competitively well-positioned, gaining market share, have the potential for long-term growth and/or operate in regions or countries that IICO believes possess attractive growth characteristics.
Ivy VIP Government Money Market*	Ivy VIP Government Money Market seeks to provide current income consistent with maintaining liquidity and preservation of capital. It seeks to achieve its objective by investing, under normal circumstances, at least 99.5% of its total assets in: (1) debt securities issued or guaranteed by the U.S. government or certain U.S. government agencies or instrumentalities (government securities), (2) repurchase agreements that are fully collateralized by cash and/or government securities, and/or (3) cash. The Portfolio also has adopted a policy to invest, under normal circumstances, at least 80% of its net assets in government securities and/or repurchase agreements that are fully collateralized by government securities.
Ivy VIP Science and Technology	Ivy VIP Science and Technology seeks to provide growth of capital. It seeks to achieve its objective by investing primarily in the equity securities of science and technology companies around the globe. Under normal circumstances, the Portfolio invests at least 80% of its net assets in securities of science or technology companies. Such companies may include companies that, in the opinion of Ivy Investment Management Company (IICO), the Portfolio's investment manager, derive a competitive advantage by the application of scientific or technological developments or discoveries to grow their business or increase their competitive advantage.
Ivy VIP Small Cap Growth

Ivy VIP Small Cap Growth seeks to provide growth of capital. It seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small capitalization companies. For purposes of this portfolio, small capitalization companies typically are companies with market capitalizations within the range of companies in the Russell 2000 Growth Index at the time of acquisition.

*  During periods of low market interest rates, the yield of the money market subaccount may be very low or even negative, due to policy charges. If the yield of the money market subaccount becomes negative, variable account value invested in the subaccount may decline. There is no assurance that the Ivy VIP Government Money Market portfolio will maintain a stable net asset value per share.

We may add new portfolios, delete any of the current portfolios, or substitute new portfolios for the current ones. See the Statement of Additional Information.

In addition to the Variable Account, Ivy Variable Insurance Portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the Ivy Variable Insurance Portfolios prospectus.

These mutual fund portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain portfolios available under the policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment advisor. Nevertheless, the investment performance and results of the portfolios available under the policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios available under the policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment advisor and the same investment objectives and policies, and a very similar name.

Certain Payments We Receive with Regard to the Portfolios

A Portfolio's adviser, sub-adviser, or distributor or its affiliates may provide us (or our affiliates) and/or broker-dealers that sell the policy ("selling firms") with marketing support, may pay us (or our affiliates) and/or selling firms amounts to participate in national and regional sales conferences and meetings with the sales desks, and may occasionally provide us (or our affiliates) and/or selling firms with items of relatively small value, such as promotional gifts, meals, tickets, or other similar items in the normal course of business.

For details about the compensation payments we make in connection with the sale of the policies, see "Distribution of the Policies."

Fund Management

Ivy Investment Management Company, the manager of Ivy Funds Variable Insurance Portfolios, provides investment advisory services to its portfolios. The manager is a wholly-owned indirect subsidiary of Ivy Financial, Inc., a publicly held company.

Fixed Account

The funding choice guaranteeing your principal and a minimum fixed rate of interest is called the "fixed account." It is not registered under the Securities Act of 1933, and it is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests therein are subject to the provisions or restrictions of these Federal securities laws, and the disclosure regarding the fixed account has not been reviewed by the staff of the SEC.

The fixed account is a part of our general account, which includes all of our assets other than those in any separate account. We guarantee that we will credit interest at a rate of not less than 4% per year to investment amounts allocated to the fixed account. We may credit interest at a rate in excess of 4% per year, but any excess interest credited will be determined in our sole discretion. The policy owner assumes the risk that interest credited to the fixed account may not exceed 4% per year. The fixed account may not be available in all states.

As the policy owner, you determine the allocation of policy value to the fixed account. Before the retirement date, you may transfer all or part of the values held in the fixed account to one or more of the variable investment divisions once per policy year. After the retirement date, transfers out of the fixed account are not allowed. After the retirement date, values in the variable investment divisions may be transferred to the fixed account only once per policy year. (See "Transfers.")

The Policy

The policy is a deferred variable annuity. Your rights and benefits as owner of the policy are described below and in the policy. However, we reserve the right to modify the policy to comply with any law or regulation, or to give you the benefit of any law or regulation, where permitted by state law.

State Variations

Certain provisions of the policies may be different than the general description in this prospectus, and certain riders and options may not be available, because of legal requirements in your state. See your policy for specific variations since any such state variations will be included in your policy or in riders or endorsements attached to your policy. Contact our Administrative Office for additional information that may be applicable to your state.

Issuance of a Policy

You will note that some of the following procedures speak to marketing of the policy. As previously discussed, the policy is no longer being actively marketed, although you can still make additional purchase payments if you own a policy.

If you wish to purchase a policy, you must complete an application and send it and the initial purchase payment in good order to our Administrative Office. (See "Processing Your Policy Transactions: "Good Order" Requirements".) We will generally accept your application if it conforms to our requirements, but we reserve the right to reject any application or purchase payment at our Administrative Office. If the application can be accepted in the form received, the initial purchase payments will be applied within two business days after the latter of receipt of the application or receipt of the initial purchase payment. If the initial purchase payment cannot be applied within five business days after receipt because the application is incomplete, we will contact you with an explanation for the delay. Your initial purchase payment will be returned at that time unless you let us hold it and apply it as soon as the remaining application requirements are met. Both you (the policy owner) and the annuitant (if different) must be less than 85 1/2 years old when you purchase a policy. The policy will only become effective when we accept your application.

There may be delays in our receipt of applications that are outside of our control because of the failure of the financial representative who sold you the policy to forward the application to us promptly, or because of delays in determining that the policy is suitable for you. Any such delays will affect when your policy can be issued and when your purchase payment is allocated among the variable investment divisions and the fixed account.

You should note that Federal laws designed to combat terrorism and prevent money laundering by criminals may require us to collect certain information about you in order to verify your identity. We may collect such information before issuing a policy, accepting a premium, paying a withdrawal, and at certain other times. See "Delay or Suspension of Payments."

Replacement of Existing Annuity. It may not be in your best interest to surrender or exchange existing annuity contracts in connection with the purchase of the policy. You should compare your existing annuity and the policy carefully. You should not replace your existing annuity unless you determine that the policy is better for you. You may have to pay a surrender charge on your existing annuity and the policy will impose a new surrender charge period. You should talk to your financial professional or tax advisor to make sure the exchange will be tax-free. If, instead of a tax-free exchange, you surrender your existing annuity for cash and then buy the new policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. The issuance of the policy may be delayed if we have not received an initial premium from your existing insurance company.

Purchase Payments

The initial purchase payment for non-qualified policies must be at least $5,000. For qualified policies, the initial purchase payment must be at least $1,200. As an exception for qualified policies, if purchase payments will be made by means of a bank draft authorization or a group payment method approved in advance by us, we will accept installments of $100 per month for the first year.

Additional purchase payments for non-qualified policies may be in amounts of $100 or more. For qualified policies, additional purchase payments may be made in amounts of $50 or more. However, we reserve the right to limit, suspend, or reject any and all purchase payments at any time. If we exercise our right to suspend, reject, and/or place limitations on the acceptance of subsequent purchase payments, you may be unable to, or limited in your ability to, increase your policy value through subsequent purchase payments. These restrictions could prevent you from making future contributions to a qualified policy, including periodic contributions to an employer sponsored retirement plan or an IRA. Accordingly, you should consider whether the policy is appropriate for you. (See "QUALIFIED RETIREMENT PLANS.")

If you make no purchase payments during a 24-month period and your previous purchase payments total less than $2,000, we have the right to cancel your policy by paying you the policy value in a lump sum, after a 30-day notice, unless during that time you make an additional purchase payment.

Allocation of Purchase Payments

You determine in the application how the initial purchase payment will be allocated among the variable investment divisions and the fixed account. You may use any whole percentage to allocate your purchase payments, from 0% to 100%.

Between the date that we receive the initial purchase payment at our Administrative Office and your policy's effective date, we will credit interest on the purchase payment as if it were invested in the money market investment division. Then, for seventeen days after your policy's effective date:

(a)  the portion of the initial purchase payment to be allocated to any of the variable investment divisions (plus any accrued interest) will be allocated to the money market investment division; and

(b)  the portion of the initial purchase payment to be allocated to the fixed account (plus any accrued interest) will be credited with interest as if it were invested in the money market investment division.

Any additional purchase payments we receive at our Administrative Office prior to the seventeenth day after your policy's effective date will be treated the same way. At the end of this period, your policy value will be transferred to the variable investment divisions and the fixed account in accordance with your allocation instructions. If the seventeenth day is not a business day, then we will make this transfer on the next business day thereafter. (The seventeen-day period is intended to cover the 10-day "free look" period, plus 7 days for processing and policy delivery.) This period may be longer than seventeen days in some states.

If we receive an additional purchase payment at our Administrative Office on or after the seventeenth day after your policy's effective date, we will allocate the purchase payment among the funding choices according to your instructions. These will be the allocations you specify in the application, or new instructions you provide.

All instructions for allocations must be received in good order (see below). Certain portfolios have similar names. It is important that you state or write the full name of the portfolio to which and/or from which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount.

Your policy value will vary with the investment performance of the variable investment divisions you select. You bear the entire risk for amounts allocated to the variable investment divisions. You should periodically review your allocations of policy value in light of all relevant factors, including market conditions and your overall financial planning requirements.

Processing Your Policy Transactions: "Good Order" Requirements

We cannot process your requests for transactions relating to the policy until we have received the requests in good order at our Administrative Office. "Good order" means the actual receipt of the requested transaction in writing, along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction, a policy number, the transaction amount (in dollars), the names of and allocations to and/or from the variable investment divisions affected by the requested transaction, the signatures of all policy owners, exactly as registered on the policy, social security number or taxpayer I.D., spousal consent, and any other information or supporting documentation that we may require. With respect to premiums paid, "good order" also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Policy Value

Your policy value prior to the retirement date is equal to:

(a)  your variable account value; plus

(b)  your fixed account value.

Variable Account Value. Your variable account value is not guaranteed. It equals the sum of the values of the variable investment divisions under the policy. The variable account value will reflect both the positive and negative investment performance of the variable investment divisions chosen by you in the policy application. The value of each variable investment division is calculated on each business day. Business days generally are Monday through Friday, except holidays when the New York Stock Exchange or Protective Life's Administrative Office is closed.

On your policy's effective date, your variable account value is equal to the portion of the initial purchase payment allocated to the variable investment divisions (plus any accrued interest from the date we received the initial purchase payment at our Administrative Office to the policy's effective date). On any business day thereafter, the value of each variable investment division under your policy equals:

(a)  the value of the investment division at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) on the previous business day, increased or decreased by its investment experience and daily charge; plus

(b)  the amount of any purchase payments allocated to the investment division since the previous business day; plus

(c)  the amount of any transfers into the investment division since the previous business day; minus

(d)  the amount of any withdrawals (including any withdrawal charge or transaction charge) from the investment division since the previous business day; minus

(e)  the amount of any transfers out of the investment division since the previous business day; minus

(f)  the portion of any annual deduction allocated to the investment division since the previous business day; minus

(g)  the portion of any deduction for premium taxes allocated to the investment division since the previous business day.

Deductions (f) and (g) will be made from each investment division in the same proportion that the value of the investment division bears to your entire policy value.

Fixed Account Value. At the end of any business day, your fixed account value is equal to:

(a)  the sum of all purchase payments allocated to the fixed account; plus

(b)  any amounts transferred into the fixed account; plus

(c)  total interest credited; less

(d)  any amounts transferred out of the fixed account; less

(e)  the portion of any withdrawals, withdrawal charges, and transaction charges allocated to the fixed account; less

(f)  the portion of the annual deduction and premium taxes which is allocated to the fixed account.

Surrender and Partial Withdrawals

Withdrawals. You generally may make a partial withdrawal from your policy value prior to the retirement date. You must send a written request in good order to our Administrative Office in a form acceptable to us. Withdrawal requests must be signed by the owner and joint owner (if any) to be considered in good order. Requests should also include tax withholding instructions. If no tax withholding election is made, we will process the request and withhold taxes. A partial withdrawal must be for at least $250 (except for automatic partial withdrawals), and your remaining policy value must be at least $2,000 after a partial withdrawal. If a partial withdrawal would cause your policy value to be less than $2,000, we will contact you or your financial representative to inform you that your policy will be surrendered unless the policy value is increased to a minimum value of $2,000. We will ordinarily pay a withdrawal within seven days of receipt of your written request at our Administrative Office (unless the check for your purchase payment has not yet cleared your bank). We may defer payment of any amounts from the fixed account for up to six months. If we defer payment for more than 30 days, we will pay interest on the amount deferred at a rate not less than 4% per year.

You can specify that the partial withdrawal should be made from a particular funding choice (or choices). If you do not specify this, then the partial withdrawal will be made from the funding choices in the same proportions that their values bear to your total policy value.

You may request up to four withdrawals per policy year without a transaction charge. If you request more than these four withdrawals, there will be a $20 transaction charge for each additional withdrawal during that policy year (except for automatic partial withdrawals). Also, withdrawal charges of up to 8% may apply to withdrawal amounts in a policy year that exceed the free withdrawal amount. (See "Withdrawal Charge" and "Transaction Charge.") Any transaction charge or withdrawal charge will be deducted from your remaining policy value, or from the amount paid if your remaining policy value is insufficient. No withdrawals may be made after the retirement date.

Partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. Withdrawals may be restricted under qualified policies. (See "Federal Tax Matters" and "Qualified Retirement Plans.")

Automatic Partial Withdrawals. You may also establish automatic partial withdrawals by submitting a onetime written request, in good order, to our Administrative Office. These automatic partial withdrawals of a fixed dollar amount may be requested on a monthly, quarterly, semi-annual or annual basis. The maximum amount of automatic partial withdrawals in any one policy year is the free withdrawal amount. Automatic partial withdrawals are only available before the retirement date. They are not subject to the $250 minimum, and the $20 transaction charge does not apply.

Automatic partial withdrawals are subject to all the other policy provisions and terms. If an additional withdrawal is made from a policy participating in automatic partial withdrawals, the automatic partial withdrawals will terminate automatically and may be resumed only on or after the next policy anniversary.

Automatic partial withdrawals may be subject to a 10% Federal tax penalty and to income tax. (See "Federal Tax Matters.")

Surrender. You may surrender your policy for its policy value, less any withdrawal charge and premium taxes, as calculated at the end of the business day when we receive your request in writing, in good order, at our Administrative Office. (The withdrawal charge, described below, is only applicable if a surrender or annuitization occurs in the first eight policy years following receipt of a purchase payment.) A surrender will ordinarily be paid within seven days of receipt of your written request at our Administrative Office in good order (unless the check for a purchase payment has not yet cleared your bank). Your policy will terminate as of the date we receive (at our Administrative Office) your written request for surrender in good order. Surrenders are generally taxable transactions, and may be subject to a 10% Federal tax penalty. Surrenders may be restricted under qualified policies. (See "Federal Tax Matters" and "Qualified Retirement Plans.") No surrender may be made after the retirement date. Written requests for surrender must be signed by the owner and joint owner (if any) and must also include tax withholding instructions to be considered in good order. If no tax withholding instructions are received, we will process the request and withhold taxes. Surrenders are final. Once the policy is surrendered it may not be reinstated. Furthermore, if you request a Section 1035 tax-free exchange and the policy is terminated, it may not be reinstated.

Signature Guarantees

Signature guarantees are required for withdrawals or surrenders of $50,000 or more.

Signature guarantees are relied upon as a means of preventing the perpetuation of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services. They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee. Notarization will not substitute for a signature guarantee.

Restrictions Under the Texas ORP and Section 403(b) Plans. The Texas Educational Code does not permit participants in the Texas Optional Retirement Program ("ORP") to withdraw or surrender their interest in a variable annuity contract issued under the ORP except upon:

(a)  termination of employment in the Texas public institutions of higher education;

(b)  retirement; or

(c)  death.

Accordingly, a participant in the ORP (or the participant's estate if the participant has died) will be required to obtain a certificate of termination from the employer or a certificate of death before the account can be redeemed.

Similar restrictions apply to variable annuity contracts used as funding vehicles for Section 403(b) retirement plans. Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. As required by Section 403(b), any policy used for a Section 403(b) plan will prohibit distributions of:

(a)  elective contributions made in years beginning after December 31, 1988;

(b)  earnings on those contributions; and

(c)  earnings on amounts attributable to elective contributions held as of the end of the last year beginning before January 1, 1989.

However, distributions of such amounts will be allowed upon:

(a)  death of the employee;

(b)  reaching age 59 1/2;

(c)  severance from employment;

(d)  disability;

(e)  hardship; or

(f)  a qualified reservist distribution under Section 72(t)(2)(G) of the Code.

If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals, surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Restrictions Under Other Qualified Policies. Other restrictions on surrenders or with respect to the election, commencement, or distributions of benefits may apply under qualified policies or under the terms of the plans for which qualified policies are issued. (See "Qualified Retirement Plans.")

Transfers

Transfers of Policy Values. You may transfer all or part of your variable account value out of a variable investment division (to one or more of the other variable investment divisions or to the fixed account) at any time before the retirement date, except as described below. You may transfer all or a part of your fixed account value to one or more of the variable investment divisions once per policy year before the retirement date.

You may make 12 transfers in a policy year. Transferring from one variable investment division into two or more other variable investment divisions counts as one transfer request. However, transferring from two variable investment divisions into one variable investment division counts as two transfer requests. Transfers from the fixed account are counted in the same manner. If a transfer is made out of the fixed account, then no transfer into the fixed account may be made for six months from the transfer date.

Any amount transferred must be at least:

(a)  $500; or

(b)  the total value of the variable investment division or fixed account, if less.

In addition, any amount transferred from the fixed account to a variable investment division may not exceed the greater of:

(a)  25% of the prior policy anniversary's fixed account value; or

(b)  the amount of the prior policy year's transfer.

Transfers of Annuity Units. You are not allowed to transfer value from the fixed account to the variable investment divisions after the retirement date. The annuitant may transfer values among the variable investment divisions or from the variable investment divisions to the fixed account once per policy year after the retirement date.

Transfer Procedures. Transfers may be made by written requests satisfactory to us or by calling us if we have your written authorization for telephone transfers on file. You may also request transfers by FAX (see below). A transfer will take effect on the date we receive the request in good order at our Administrative Office if it is received by 4:00 p.m. Eastern time on a business day; otherwise it will take effect on the following business day. We may, however, defer transfers under the same conditions that we may delay paying proceeds. (See "Delay or Suspension of Payments" for details.) We reserve the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.

Telephone Transactions. If we allow telephone requests and your written authorization is on file, we will employ reasonable procedures to determine that telephone transactions are genuine. These procedures may include requiring callers to identify themselves and the policy owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information. Telephone requests may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you experience problems, you should make your transfer request in writing. There are risks associated with telephone transactions that don't occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine. We may record telephone requests.

Notice for Facsimile (FAX) Transactions. You may submit written requests to us by FAX for financial service transactions, such as transfers, withdrawals or other policy changes. FAX requests received at the following number prior to 4 p.m. Eastern Time on a business day, in good order with proper signatures and withholding instructions (if applicable), will be processed on the date of receipt. FAX requests sent to any other number will be processed as of the end of the business day (usually 4:00 p.m. Eastern Time) they are actually received in good order in the Variable Products Division, which may be later than the date sent.

Send FAX Requests to:
Variable Products Division
FAX Number: 205-268-6479

There are risks associated with FAX transactions and you bear these risks. We are not responsible for any losses or liabilities resulting from unauthorized or allegedly unauthorized FAX transactions that we believe are genuine. FAX correspondence and transactions requests may not always be available. FAX systems can experience outages or slowdowns for a variety of reasons, including weather, power failures, mechanical problems, or simply a large volume of transactions, and those outages or slowdowns may prevent or delay our receipt of your request.

Limitations on Frequent Transfers, Including "Market Timing" Transfers. Frequent transfers may involve an effort to take advantage of the possibility of a lag between a change in the value of the portfolio securities held by an underlying mutual fund ("Fund") and the reflection of that change in the Fund's share price. This strategy, sometimes referred to as "market timing," involves an attempt to buy shares of a Fund at a price that does not reflect the current market value of the portfolio securities of the Fund, and then to realize a profit when the Fund shares are sold the next business day or thereafter.

When you request a transfer among the variable investment divisions, your request triggers the purchase and redemption of Fund shares. Frequent transfers cause frequent purchases and redemptions of Fund shares. Frequent purchases and redemptions of Fund shares can cause adverse effects for a Fund, Fund shareholders, the Variable Account, other policy owners, beneficiaries, annuitants, or owners of other variable policies we issue that invest in the Variable Account. Frequent transfers can result in the following adverse effects:

•  Increased brokerage, trading and transaction costs;

•  Disruption of planned investment strategies;

•  Forced and unplanned liquidation and portfolio turnover;

•  Lost opportunity costs; and

•  Large asset swings that decrease the Fund's ability to provide maximum investment return to all policy owners.

In order to try to protect our policy owners and the Funds from the potential adverse effects of frequent transfer activity, we have implemented certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent frequent, short-term transfer activity that may adversely affect the Funds, Fund shareholders, the Variable Account, other policy owners, beneficiaries, annuitants and policy owners of other variable policies we issue that invest in the Variable Account.

We monitor transfer activity in the policies to identify frequent transfer activity in any policy. Our current Market Timing Procedures are intended to detect transfer activity in which the transfers exceed a certain dollar amount and a certain number of transfers involving the same variable investment divisions within a specific time period. We regularly review transaction reports in an attempt to identify transfers that exceed our established parameters. We do not include transfers made pursuant to the dollar-cost averaging program when monitoring for frequent transfer activity.

When we identify transfer activity exceeding our established parameters in a policy or group of policies that appear to be under common control, we suspend non-written methods of requesting transfers for that policy or group of policies. All transfer requests for the affected policy or group of policies must be made by written notice. We notify the affected policy owner(s) in writing of these restrictions.

In addition to our Market Timing Procedures, the Funds may have their own market timing policies and restrictions. While we reserve the right to enforce the Funds' policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the market timing policies and procedures of the Funds, except that, under SEC rules, we are required to: (1) enter into a written agreement with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific policy owners who violate the market timing policies established by the Fund.

Some of the Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the Fund's investment adviser, the Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by law, we reserve the right to delay or refuse to honor a transfer request, or to reverse a transfer at any time we are unable to purchase or redeem shares of any of the Funds because of the Fund's refusal or restriction on purchases or redemptions. We will notify the policy owner(s) of any refusal or restriction on a purchase or redemption by a Fund relating to that policy owner's transfer request. Some Funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual Fund shares within a certain number of business days after purchase). We reserve the right to implement, administer, and collect any redemption fees imposed by any of the Funds. You should read the prospectus of each Fund for more information about its ability to refuse or restrict purchases or redemptions of its shares, which may be more or less restrictive than our Market Timing Procedures and those of other Funds, and to impose redemption fees.

We apply our Market Timing Procedures consistently to all policy owners without special arrangement, waiver or exception. We reserve the right to change our Market Timing Procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter potentially harmful frequent transfer activity, to comply with state or federal regulatory requirements, or both. We may change our parameters to monitor for different dollar amounts, number of transfers, time period of the transfers, or any of these.

Policy owners seeking to engage in frequent transfer activity may employ a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in transfer activity that may adversely affect others involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our Market Timing Procedures will detect or deter every potential market timer. In addition, because other insurance companies, retirement plans, or both may invest in the Funds, we cannot guarantee that the Funds will not suffer harm from frequent transfer activity in contracts or policies issued by other insurance companies or by retirement plan participants.

Dollar Cost Averaging

Before the retirement date, you may authorize automatic transfers of a fixed dollar amount from the money market division to as many as four of the other variable investment divisions. Automatic transfers will be made monthly on the day of the month you select. (If that day of the month does not fall on a business day, then transfers will be made on the next following business day.) Transfers will be made at the unit values determined on the date of each transfer.

The minimum automatic transfer amount is $100. If the transfer is to be made into more than one variable investment division, a minimum of $25 must be transferred into each other variable investment division selected.

Participation in the automatic transfer program does not guarantee a greater profit, nor does it protect against loss in declining markets. You should consider your ability to continue the program through all market conditions. Automatic dollar cost averaging transfers will not be counted as transfers for purposes of the 12-transfer limit specified in "Transfers" above.

Protective Life does not provide investment advisory services in making the automatic transfer program or any other service or feature available under the policy.

Death benefit

The policy pays a death benefit to the beneficiary (or beneficiaries) named in the policy if the annuitant dies before the retirement date while the policy is in force. The death benefit is only payable on the death of the annuitant. No death benefit is payable on the death of the owner, if different from the annuitant. The death benefit is the greatest of:

(a)  the policy value;

(b)  the total purchase payments made, less any amounts withdrawn, less any withdrawal charges on the amounts withdrawn, and less any transaction charges; or

(c)  the highest of the policy values on the eighth or sixteenth policy anniversaries prior to the policy anniversary nearest the annuitant's 85th birthday. Purchase payments made after the policy anniversary having the highest policy value will be added to the death benefit. Any amounts withdrawn, withdrawal charges on amounts withdrawn, and transaction charges made since that anniversary will be deducted from the death benefit.

The death benefit under (c) above will not increase on or after the policy anniversary nearest the annuitant's 85th birthday.

Upon receiving due proof of death, either by certified death certificate or by judicial order from a court of competent jurisdiction or similar tribunal, and any other documents, forms and information we need at our Administrative Office, we will pay the death benefit proceeds to the beneficiary (or beneficiaries) in a lump sum or under one of the annuity payment methods, subject to the "Required Distributions" rules discussed below. (See "Annuity Payments.") However, we will not compute the amount of the death benefit until the date it is paid, and we cannot pay the death benefit until we receive (i) due proof of death, (ii) instructions on how to pay it (that is, as a lump sum or applied under one of the annuity payment methods) and (iii) any other documents, forms and information we need. When there are multiple beneficiaries, we will pay the death benefit only after we have received instructions in good order from all of the beneficiaries.

If the annuitant or the owner dies after the retirement date, the amount payable, if any, will be as provided in the annuity payment method then in effect.

If the annuitant dies before the retirement date and the annuitant is also the owner or a joint owner of the policy, then special rules (governing distribution of death benefit proceeds in the event of the death of an owner) shall apply. (See "Required Distributions" below.)

The beneficiary named in the policy will not always have a right to the death benefits even if the annuitant or owner dies. If there is a surviving joint owner at the annuitant's death, and the surviving joint owner continues the policy in accordance with the required distributions rules, then the beneficiary named in the policy will not receive the death benefit proceeds. If, upon death of any owner, the owner's designated beneficiary elects to continue the policy in accordance with the required distributions rules, then the beneficiary named in the policy does not have a right to receive the death benefit proceeds.

As far as permitted by law, the proceeds under the policy will not be subject to any claim of the beneficiary's creditors.

Payment of the death benefit is subject to our financial strength and claims-paying ability.

Escheatment of Death Benefit

Every state has unclaimed property laws which generally declare annuity policies to be abandoned after a period of inactivity of 3 to 5 years from the contract's retirement date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the owner last resided, as shown on our books and records, or to our state of domicile. This "escheatment" is revocable, however, and the state is obligated to pay the death benefit (without interest) if your beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, by telephone, or other approved electronic means to our Administrative Office.

Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes, the Internal Revenue Code requires any non-qualified policy to provide that:

(a)  if any owner dies before the retirement date, then the entire interest in the policy will be distributed within five years after the date of that owner's death; and

(b)  if any owner dies on or after the retirement date but before the time the entire interest in the policy has been distributed, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death.

These requirements will be considered satisfied as to any portion of the owner's interest that is payable as annuity payments, beginning within one year of that owner's death, that will be made over the life of the owner's designated beneficiary or over a period not extending beyond his life expectancy.

If any owner dies before the retirement date, then ownership of the policy passes to the owner's designated beneficiary, who then has the right to the death benefit. If the policy has joint owners and one owner dies, then the owner's designated beneficiary is the joint owner. If there is no joint owner and the owner dies, then the owner's designated beneficiary is the beneficiary named in the policy.

If the owner or joint owner is not a natural person, then the death of the annuitant will be treated as the death of an owner.

If the owner's designated beneficiary is the surviving spouse of the owner, then the policy may be continued with the surviving spouse as the new owner and no distributions will be required. The designated beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a designated beneficiary who is not recognized as a spouse for federal tax purposes. Specifically, a designated beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the policy and become the new owner as described above. In contrast, a designated beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the policy within 5 years of the owner's death or take distributions from the policy over the beneficiary's life or life expectancy beginning within one year of the owner's death.

The Internal Revenue Service has ruled that for federal tax purposes, the term "spouse" does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship recognized under state law that is not denominated as a marriage under the laws of that state. As a result, if a beneficiary of a deceased owner and the owner were parties to such a relationship, the beneficiary will be required by federal tax law to take distributions from the policy in the manner applicable to nonspouse beneficiaries and will not be able to continue the policy.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the policy, you should consult your legal adviser.

If an annuitant is an owner or joint owner and that annuitant dies before the retirement date, and if the owner's designated beneficiary does not elect to receive the death benefit in a lump sum at that time, then we will increase the policy value so that it equals the death benefit amount, if that is higher than the policy value. This would occur if the owner's designated beneficiary:

(a)  elects to delay receipt of the proceeds for up to five years from the date of the annuitant/owner's death;

(b)  is the deceased owner's spouse and elects to continue the policy; or

(c)  elects to receive the proceeds as annuity payments, as described above.

Any such increase in the policy value would be paid by us. We will allocate it to the variable investment divisions and the fixed account in proportion to the pre-existing policy value, unless instructed otherwise.

The non-qualified policies contain provisions which are intended to comply with the requirements of the Internal Revenue Code. However, no regulations interpreting these requirements have been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when clarified by regulation or otherwise.

Other rules may apply to qualified policies.

"Free Look" Period

If for any reason you are not satisfied with the policy, you may return it to us within 10 days after you receive it. If you cancel the policy within this 10-day "free look" period, we will refund the greater of the policy value or the purchase payment that was paid, and the policy will be void from its effective date. To cancel the policy, we generally require that you mail or deliver it either to our Administrative Office or to the registered agent who sold it within 10 days after you receive it. (See "Allocation of Purchase Payments.") The "free look" period may be longer than 10 days where required by state law.

Delay or Suspension of Payments

We will normally pay a surrender or any withdrawal within seven days after we receive your written request in good order at our Administrative Office. However, payment of any amount from the Variable Account may be delayed or suspended whenever:

(a)  the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the U.S. Securities and Exchange Commission;

(b)  the U.S. Securities and Exchange Commission by order permits postponement for the protection of policyholders; or

(c)  an emergency exists, as determined by the Commission, as a result of which disposal of the securities held in the investment divisions is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets.

If, pursuant to SEC rules, the Ivy Funds VIP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of the fund portfolio, then we may delay payment of any transfer, partial surrender, surrender, or death benefit from the corresponding investment division until the fund portfolio is liquidated.

Payment of any amounts from the fixed account may be deferred for up to six months from the date of the request to surrender. If payment is deferred for more than 30 days, we will pay interest on the amount deferred at a rate not less than the guaranteed minimum interest rate.

Payments under the policy of any amounts derived from purchase payments paid by check may be delayed until such time as the check has cleared your bank.

Federal law designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a purchase payment and/or 'freeze' or block your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making annuity payments. If a policy is frozen, the policy value would be moved to a special segregated interest bearing account and held in that account until we receive instructions from the appropriate Federal regulator. We may also be required to provide information about you and your policy to government agencies and departments.

Business Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential owner information. Such systems failures and cyber-attacks affecting us, the Funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your policy value. For instance, systems failures and cyber-attacks may interfere with our processing of policy transactions, including the processing of orders from our website or with the Funds, impact our ability to calculate policy value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the funds invest, which may cause the funds underlying your policy to lose value. There can be no assurance that we or the funds or our service providers will avoid losses affecting your policy due to cyber-attacks or information security breaches in the future.

Charges and Deductions

We do not deduct any charges from a purchase payment (except for a charge for any premium taxes). However, there is a sales charge of 8.5% of each purchase payment, deducted in 10 equal installments from the policy value over the first ten policy anniversaries following the date the purchase payment is received. In addition, certain other charges are deducted to compensate us for providing the insurance benefits set forth in the policy, for administering and distributing the policy, for any applicable taxes, and for assuming certain risks in connection with the policy. These charges are described below.

Annual Deduction

On each policy anniversary, we deduct two charges from your policy value. One is for sales expenses and one is an annual policy fee for administrative expenses. These deductions will be made from the variable investment divisions and the fixed account in the same proportion that their values bear to the total policy value.

Sales Charge. We deduct a sales charge of 0.85% of each purchase payment on each of the first ten policy anniversaries following the receipt of the purchase payment. (As noted above, this would result in a sales charge of 8.5% of each purchase payment.) The sales charge partially compensates us for certain sales and other distribution expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising and other marketing and sales promotional activities.

Annual Policy Fee. We deduct an annual policy fee of $50 from each policy, for administering the policy. These expenses include costs of maintaining records, processing death benefit claims, surrenders, transfers and policy changes, providing reports to policy owners, and overhead costs. We guarantee not to increase this charge during the life of the policy. Before the retirement date, this charge is deducted on each policy anniversary. After the retirement date, this charge is deducted pro rata from each annuity payment.

Withdrawal Charge

We may deduct a withdrawal charge if you:

(a)  make partial withdrawals under the policy;

(b)  surrender the policy; or

(c)  annuitize the policy.

The withdrawal charge is a percent of the purchase payments deemed to be included in the withdrawal (in the case of a partial withdrawal) or the total purchase payments (in the case of a surrender or annuitizing), as specified in the following table of withdrawal charge rates:

Number of Policy Anniversaries since receipt of Purchase Payment:	0	1	2	3	4	5	6	7	8+
Withdrawal Charge (% of Purchase Payment):	8%	7%	6%	5%	4%	3%	2%	1%	none

There is a "free withdrawal amount" that can be withdrawn each policy year without a withdrawal charge. The free withdrawal amount in a policy year is the greater of (a) or (b) below, less any free withdrawals already made during that policy year, where:

(a)  is 10% of cumulative purchase payments; and

(b)  is 10% of policy value at the time of withdrawal.

Amounts withdrawn in excess of the free withdrawal amount may be subject to the withdrawal charge.

The withdrawal charge is determined by multiplying each purchase payment deemed included in the withdrawal by the applicable withdrawal charge rate specified in the table above.

For purposes of calculating the withdrawal charge:

(a)  the oldest purchase payments will be treated as the first withdrawn, newer purchase payments next, and appreciation (earnings), if any, last;

(b)  amounts withdrawn up to the free withdrawal amount will not be considered a withdrawal of purchase payments; and

(c)  if the surrender value is withdrawn or applied under an annuity payment method, the withdrawal charge will apply to all purchase payments not previously assessed with a withdrawal charge, including those purchase payments which have not been previously assessed a withdrawal charge due to the free withdrawal amount.

  For example, assume an $80,000 initial purchase payment is made, and by the fourth policy year the policy value is $100,000. A free withdrawal is made for $10,000 that incurs no withdrawal charge. If a full surrender is made later that year, since the $10,000 free withdrawal was not considered a withdrawal of the $80,000 initial purchase payment, the full withdrawal charge of $4,000 (5% withdrawal charge x $80,000 initial purchase payment) is deducted from the remaining policy value.

As shown above, the withdrawal charge percentage varies, depending on the "age" of the purchase payments included in the withdrawal — that is, the number of policy years since the purchase payment was paid. A withdrawal charge of 8% applies to purchase payments withdrawn that are less than 1 year old. Thereafter the withdrawal charge rate decreases by one percentage point each policy year. Amounts representing purchase payments that are at least 8 years old may be withdrawn without charge.

We will deduct the withdrawal charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The withdrawal charge partially compensates us for sales expenses, including agent sales commissions, the cost of printing prospectuses and sales literature, advertising, and other marketing and sales promotional activities.

The amounts we receive from the withdrawal charge, along with the sales charge, may not be sufficient to cover distribution expenses. We expect to recover any deficiency from our general assets (which include amounts derived from the mortality and expense risk charge, as described below).

Waiver of Withdrawal Charges Rider

In most states we waive the withdrawal charges described above if the annuitant becomes confined to a nursing home or hospital, or enrolled in a hospice care program; or is diagnosed as terminally ill or totally disabled, provided that certain conditions for each provision are met.

Confinement Provision. The conditions for waiver of withdrawal charges for confinement include:

(a)  the policy was in force at least one year at the time the confinement began;

(b)  the annuitant was age 75 or younger on the policy date;

(c)  the annuitant has been continuously confined to a "Nursing Home," "Hospital," or "Hospice Care Program" for at least 60 days;

(d)  such confinement was recommended by a "Physician" due to an injury, sickness or disease; and

(e)  written notice and satisfactory proof of confinement are received at our Administrative Office no later than 90 days after confinement ends.

Terminal Illness Provision. The conditions for waiver of withdrawal charges for terminal illness include:

(a)  the diagnosis of terminal illness was made by a "Physician" on or after the effective date of this policy and rider;

(b)  written notice and satisfactory proof of the annuitant's terminal illness are received at our Administrative Office within 90 days of the date of diagnosis; and

(c)  there is reasonable medical certainty that the death of the annuitant from a non-correctable medical condition will occur within 12 months from the date of the Physician's statement.

Total Disability Provision. The conditions for waiver of withdrawal charges for total disability include:

(a)  written notice and proof of total disability are received at our Administrative Office before the withdrawal;

(b)  the total disability has existed continuously for at least six months;

(c)  the policy and rider are in force at the time total disability began; and

(d)  the policy anniversary coinciding with or next following the annuitant's 60th birthday has not passed at the time total disability began.

We will waive only the withdrawal charges which are applicable to purchase payments received before the first confinement began, or before the date of diagnosis of terminal illness or total disability. Waiver of withdrawal charges is subject to all of the conditions and provisions of the policy and rider. (See your policy.) There is no charge for this rider. Also, the rider may not be available in all states.

Mortality and Expense Risk Charge

We deduct a daily charge from the variable investment divisions at an effective annual rate of 0.90% of their average daily net assets. This charge compensates us for assuming certain mortality and expense risks. No mortality and expense risk charge is deducted from the fixed account. We may realize a profit from this charge and may use any profit for any purpose, including paying distribution expenses. However, the level of this charge is guaranteed for the life of the policy and may not be increased. We will continue to deduct this charge after the retirement date.

The mortality risk we bear arises in part from our obligation to make monthly annuity payments regardless of how long all annuitants or any individual may live. These payments are guaranteed in accordance with the annuity tables and other provisions contained in the policy. This assures you that neither the longevity of the annuitant, nor an unanticipated improvement in general life expectancy, will have any adverse effect on the monthly annuity payments the annuitant will receive under the policy. Our obligation therefore relieves the annuitant from the risk that he or she will outlive the funds accumulated for retirement. The mortality risk also arises in part because of the risk that the death benefit may be greater than the policy value. We also assume the risk that other expense charges may be insufficient to cover the actual expenses we incur.

Transaction Charge

You may make up to four withdrawals per policy year without a transaction charge. After the fourth withdrawal in a policy year, a $20 transaction charge will apply to each additional withdrawal. We will deduct this charge from the remaining policy value, or from the amount paid if there is not enough value remaining. The $20 transaction charge does not apply to automatic partial withdrawals.

Premium Taxes

We will deduct a charge for any premium taxes we incur. Depending on state and local law, premium taxes can be incurred when you make a purchase payment, when policy value is withdrawn or surrendered, or when annuity payments start. (The state premium tax rates currently range from 0% to 3.50%. Some local governments charge additional premium taxes.)

Other Taxes

Currently, no charge will be made against the Variable Account for federal, state or local taxes other than premium taxes. We reserve the right, however, to deduct a charge for taxes attributable to the operation of the Variable Account.

Fund Expenses

The value of the assets of the variable investment divisions will reflect the investment management fee and other expenses incurred by the corresponding portfolios of Ivy Funds Variable Insurance Portfolios. (See "Summary — Fee Tables.")

Older Policies

For some older policies — issued before May 1, 1992 (or later in some states) — a sales charge of 6% is deducted from any purchase payment after the initial purchase payment. However, for such additional purchase payments, the 8.5% sales charge (otherwise deducted in ten annual installments) does not apply and there is no withdrawal charge for such payments.

Certain of these older policies may be amended to eliminate the 6% sales charge deducted from additional purchase payments, replacing it with a sales charge of 8.5% spread over ten annual installments. These changes might be made by restating the entire policy with its original effective date and other data. (See your policy.)

Reduction in Charges for Certain Groups

We may reduce or eliminate the sales, administrative, or withdrawal charges on policies that have been sold to:

(a)  our employees and sales representatives, or those of our affiliates or distributors of the policy;

(b)  our customers or distributors of the policies who are transferring existing policy values to another Protective Life policy, or, at our request, to another investment;

(c)  individuals or groups when sales of the policy result in savings of sales or administrative expenses; or

(d)  individuals or groups where purchase payments are paid through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

We will not reduce or eliminate the sales, administrative, or withdrawal charges where such reduction or elimination will unfairly discriminate against any person.

Annuity Payments

Election of Annuity Payment Method

As the policy owner, you have the sole right to elect an annuity payment method in the application. You can also change that election, during the lifetime of the annuitant and before the retirement date, by written request any time at least 30 days before the retirement date. We may require the exchange of the policy for a contract covering the method selected.

Retirement Date

Ordinarily, the first annuity payment will be made as of the retirement date. You select the retirement date in the application for the policy. Protective has an administrative practice not to allow a retirement date that is later than the oldest owner's or annuitant's 95th birthday. You may change the retirement date by giving us written notice in good order at least 30 days before the old retirement date (and at least 30 days before the new retirement date), provided that the new retirement date is no later than the oldest owner's or annuitant's 95th birthday. A retirement date must be the first day of any calendar month. It must also be at least 30 days after the policy's effective date. If the retirement date occurs during the first eight policy years after receipt of a purchase payment, a withdrawal charge will apply. (See "Withdrawal Charge.")

Distributions from qualified policies may be required before the retirement date.

Annuity Payment Methods

The policy value as of 14 days before the retirement date (less any premium taxes and withdrawal charges) may be applied to annuity payments. They can be fixed annuity payments, variable annuity payments, or a combination of both. At this time Protective does not allow a "partial annuitization," i.e., we do not allow you to apply a portion of your policy value to an annuity payment method while maintaining the remaining policy value available for partial surrenders or a full surrender. However, in the future we may allow a partial annuitization subject to our then applicable rules and procedures.

Fixed annuity payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Variable annuity payments vary with the investment experience of the variable investment divisions. The dollar amount of variable annuity payments after the first is not fixed.

Annuity payment methods currently include:

Life Annuity with No Guaranteed Period	This method provides monthly annuity payments during the lifetime of the annuitant. No payment will be made after the death of the annuitant. Only one payment will be made under this method if the annuitant dies before the second payment is due; only two payments will be made if the annuitant dies before the third payment is due; and so forth.
Joint Life Annuity Continuing to the Survivor	This method provides monthly annuity payments during the lifetime of the annuitant and a joint annuitant. Payments will continue to the survivor for the survivor's remaining lifetime. Only one payment or very few payments will be made under this method if the annuitant and joint annuitant both die before or shortly after payments begin.
Life Annuity with 120 or 240 Monthly Payments Guaranteed

This method provides monthly annuity payments during the lifetime of the annuitant. A guaranteed period of 120 or 240 months (10 or 20 years) may be chosen. If the annuitant dies prior to the end of this guaranteed period, monthly annuity payments will be made to the beneficiary until the end of the guaranteed period.

Other annuity payment methods are currently available with our written consent.

If you have not selected an annuity payment method on the retirement date, we will make monthly annuity payments during the lifetime of the annuitant with 120 monthly payments guaranteed. Unless you instruct us otherwise before the retirement date, we will use your variable account value to make variable annuity payments (in accordance with the allocation of your account value among the investment divisions) and we will use your fixed account value to make fixed annuity payments.

The amount of each annuity payment under the methods described above will depend on the sex and age of the annuitant (or annuitants) at the time the first payment is due. The annuity payments may be more or less than the total purchase payments, and more or less than the policy value, because:

(a)  variable annuity payments vary with the investment experience of the underlying portfolios of Ivy Funds Variable Insurance Portfolios and you therefore bear the investment risk under variable annuity payments; and

(b)  annuitants may die before the actuarially predicted date of death.

Therefore, the dollar amount of annuity payments cannot be predicted. The method of computing the annuity payments is described in more detail in the Statement of Additional Information.

The duration of the annuity payment guarantee will affect the dollar amount of each payment. For example, payments guaranteed for 20 years will be less than payments guaranteed for 10 years.

Whether variable annuity payments decrease, increase, or remain level depends on whether the net investment performance is worse than the "assumed investment rate," better than that rate, or equal to that rate. The assumed investment rate is 4.0% per year. The dollar amount of the variable annuity payments will decrease if the actual net investment experience of the variable investment division(s) you select is less than the assumed investment rate. The dollar amount of the variable annuity payments will increase if the actual net investment experience exceeds the assumed investment rate. The dollar amount of the variable annuity payments will stay the same if the actual net investment experience equals the assumed investment rate.

Fixed annuity payment amounts will be based on our fixed annuity payment rates in effect on the retirement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two-year setback results in lower annuity payments than if no setback is used.

If the net amount to be applied to an annuity payment method is less than $3,000, we have the right to pay such amount in one sum. Also, if any payment would be less than $50, we have the right to reduce the frequency of payment to an interval that will result in payments of at least $50.

After the retirement date, the policy value may not be withdrawn, nor may the policy be surrendered. The annuitant will be entitled to exercise any voting rights and to reallocate the value of his or her interest in the variable investment divisions. (See "Voting Rights" and "Transfers.")

The policies offered by this prospectus contain life annuity tables that provide for different benefit payments to men and women of the same age, although they provide for unisex tables where requested and required by law. Nevertheless, in accordance with the U.S. Supreme Court's decision in Arizona Governing Committee v. Norris, in certain employment-related situations, annuity tables that do not vary on the basis of sex must be used. Accordingly, if the policy will be used in connection with an employment-related retirement or benefit plan, you should give consideration, in consultation with your legal counsel, to the impact of Norris on any such plan before making any contributions under these policies.

Distribution of the Policies

Investment Distributors, Inc. ("IDI"), 2801 Highway 280 South, Birmingham, Alabama, 35223, is the principal underwriter (as defined under Federal securities laws and regulations) of the policies since July 1, 2012. IDI is a Tennessee corporation and was established in 1993. IDI, a wholly-owned subsidiary of PLC, is an affiliate of and shares the same address as Protective Life. IDI is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). The underwriter may enter into written sales agreements with various broker-dealers. A commission may be paid to broker-dealers or registered representatives in connection with the policies.

To the extent permitted by FINRA rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Other payments may be made for other services that do not directly involve the sale of policies. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

•  The withdrawal charge;

•  the mortality and expense risk charge;

•  the administrative charge; and

•  investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not directly charged to the policy owners or the Variable Account.

The Ivy Funds Variable Insurance Portfolios also may pay 12b-1 fees to financial advisors who sell and service the policies. These fees are based on a percentage of the average daily net assets of the Ivy Funds Variable Insurance Portfolios attributable to the policies sold and/or serviced by the financial advisors. Rule 12b-1 fees are paid out of portfolio assets as part of the Ivy Funds Variable Insurance Portfolios' total annual portfolio operating expenses.

Payments made out of portfolio assets will reduce the amount of assets that you otherwise would have available for investment, and will reduce the return on your investment. The maximum 12b-1 fee that may be paid is 0.25% on an annual basis.

Federal Tax Matters

Introduction

The following discussion of the Federal income tax treatment of the policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the policy is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. This discussion is based on the Internal Revenue Code ("Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address Federal estate, gift, or generation skipping transfer taxes, or any state or local tax consequences associated with the purchase of the policy. In addition, Protective Life makes no guarantee regarding any tax treatment — Federal, state or local — of any policy or of any transaction involving a policy.

The Company's Tax Status

Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a policy. Protective Life does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore does not intend to make provision for any such taxes. If Protective Life is taxed on investment income or capital gains of the Variable Account, then Protective Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF ANNUITIES IN GENERAL

Tax Deferral During Accumulation Period

Under existing provisions of the Code, except as described below, any increase in an owner's policy value is generally not taxable to the owner until received, either in the form of annuity payments as contemplated by the policies, or in some other form of distribution. However, this rule applies only if:

(1)  the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations;

(2)  the Company, rather than the owner, is considered the owner of the assets of the Variable Account for Federal income tax purposes; and

(3)  the owner is an individual (or an individual is treated as the owner for tax purposes).

Diversification Requirements

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the policy will not be treated as an annuity policy for Federal income tax purposes and the owner would generally be taxable currently on the excess of the policy value over the premiums paid for the policy. Protective Life expects that the Variable Account, through the Ivy Funds Variable Insurance Portfolios, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

Ownership Treatment

In certain circumstances, variable annuity policy owners may be considered the owners, for Federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their policies. In those circumstances, income and gains from the segregated asset account would be currently includable in the policy owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable policy owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Company does not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. Protective Life therefore reserves the right to modify the policy as necessary to attempt to prevent policy owners from being considered the owners of the assets of the Variable Account. However, there is no assurance such efforts would be successful.

Nonnatural Owner

As a general rule, policies held by "nonnatural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity policies for Federal tax purposes. The income on such policies (as defined in the tax law) is taxed as ordinary income that is received or accrued by the owner of the policy during the taxable year. There are several exceptions to this general rule for nonnatural owners. First, policies will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the policy as an agent for a natural person. Thus, if a group policy is held by a trust or other entity as an agent for certificate owners who are individuals, those individuals should be treated as owning an annuity for Federal income tax purposes. However, this special exception will not apply in the case of any employer who is the nominal owner of a policy under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for nonnatural owners will apply with respect to:

(1)  policies acquired by an estate of a decedent by reason of the death of the decedent;

(2)  certain qualified policies;

(3)  policies purchased by employers upon the termination of certain qualified plans;

(4)  certain policies used in connection with structured settlement agreements; and

(5)  policies purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the policy and substantially equal periodic payments are made, not less frequently than annually, during the annuity period

Delayed Retirement Dates

If the policy's retirement date occurs (or is scheduled to occur) at a time when the annuitant has reached an advanced age (e.g., past age 95), it is possible that the policy would not be treated as an annuity for Federal income tax purposes. In that event, the income and gains under the policy could be currently includable in the owner's income.

The remainder of this discussion assumes that the policy will be treated as an annuity contract for Federal income tax purposes.

Taxation of Withdrawals and Surrenders

In the case of a withdrawal, amounts you receive are generally includable in income to the extent your policy value before the withdrawal exceeds your "investment in the contract" (defined below). All amounts includable in income with respect to the policy are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. Amounts received under an automatic partial withdrawal plan are treated as withdrawals. In the case of a surrender, amounts received are includable in income to the extent they exceed the "investment in the contract." For these purposes, "the investment in the contract" at any time equals the total of the purchase payments made under the policy to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to qualified policies) less any amounts previously received from the policy which were not includable in income.

Withdrawals and surrenders may be subject to a 10% penalty tax. (See "Penalty Tax on Premature Distributions.") Withdrawals and surrenders may also be subject to Federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of Annuity Payments

Normally, the portion of each annuity income payment taxable as ordinary income equals the excess of the payment over the exclusion amount. In the case of variable income payments, the exclusion amount is the investment in the contract (defined above) you allocate to the variable annuity payment method when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected (as determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment by (2) the ratio of the investment in the contract you allocate to the fixed annuity payment method, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments for the term of the policy (determined under Treasury Department regulations).

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the owner and the annuitant are not the same person and are not married to one another within the meaning of Federal law. You should consult a tax advisor in those situations.

Annuity income payments may be subject to Federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Taxation of Proceeds Paid Upon Death

Prior to the retirement date, we may distribute amounts from a policy because of the death of an owner or, in certain circumstances, the death of the annuitant ("death proceeds"). Such death proceeds are includable in income as follows:

(1)  if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above; or

(2)  if distributed under an annuity payment method, they are taxed in the same manner as annuity income payments, as described above.

After the retirement date, if a guaranteed period exists under a life income annuity payment method and the annuitant dies before the end of that period, payments we make to the beneficiary for the remainder of that period are includable in income as follows:

(1)  if received in a lump sum, they are included in income to the extent that they exceed the unrecovered investment in the contract at that time; or

(2)  if distributed in accordance with the existing annuity payment method selected, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all annuity income payments thereafter are fully includable in income.

Death proceeds may be subject to Federal income tax withholding requirements. (See "Federal Income Tax Withholding.")

Assignments, Pledges, and Gratuitous Transfers

Other than in the case of qualified policies (which generally cannot be assigned or pledged), any assignment or pledge of (or agreement to assign or pledge) any portion of the policy value is treated for Federal income tax purposes as a withdrawal of such amount or portion. If the entire policy value is assigned or pledged, subsequent increases in the policy value are also treated as withdrawals for as long as the assignment or pledge remains in place. The investment in the contract is increased by the amount includable as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an owner transfers a policy without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be required to include in income the difference between the "cash surrender value" and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will increase to reflect the increase in the transferor's income. The exceptions for transfers to the owner's spouse (or to a former spouse) are limited to individuals that are treated as spouses under Federal law.

Penalty Tax on Premature Distributions

Where we have not issued the policy in connection with a qualified plan, there generally is a 10% penalty tax on the amount of any payment from the policy e.g., withdrawals, surrenders, annuity payments, death proceeds, assignments, pledges, and gratuitous transfers, that is includable in income, unless the payment is:

(a)  received on or after the owner reaches age 59 1/2;

(b)  attributable to the owner's becoming disabled (as defined in the tax law);

(c)  made on or after the death of the owner or, if the owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law);

(d)  made as part of a series of substantially equal periodic payments, not less frequently than annually, for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and a designated beneficiary (as defined in the tax law); or

(e)  made under a policy purchased with a single purchase payment when the annuity starting date is no later than a year from purchase of the policy and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

Certain other exceptions to the 10% penalty tax not described herein also may apply. (Similar rules, discussed below, apply in the case of certain qualified policies.)

Aggregation of Policies

In certain circumstances, the IRS may determine the amount of an annuity income payment or a surrender from a policy that is includable in income by combining some or all of the annuity policies a person owns that were not issued in connection with qualified plans. For example, if a person purchases this policy and also purchases at approximately the same time an immediate annuity issued by the same insurance company (or its affiliates), the IRS may treat the two policies as one policy. In addition, if a person purchases two or more deferred annuity policies from the same insurance company (or its affiliates) during any calendar year, all such policies will be treated as one policy for purposes of determining whether any payment that was not received as an annuity (including surrenders prior to the retirement date) is includable in income. The effects of such aggregation are not always clear; however, it could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Policies

We may issue the policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional purchase payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a withdrawal, surrender, annuity income payment, or death benefit).

If you exchange part of an existing policy for this policy, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a withdrawal) from either policy, the exchange may not be treated as a tax-free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity policy for this policy, especially if you may receive a payment from either policy within 180 days after the exchange.

Medicare Hospital Insurance Tax on Certain Distributions

Effective for tax years beginning after December 31, 2012, a Medicare hospital insurance tax of 3.8% will apply to some types of investment income. This tax will apply to all taxable distributions from nonqualified annuities. This tax only applies to taxpayers with "modified adjusted gross income" above $250,000 in the case of married couples filing jointly, $125,000 in the case of married couples filing separately, and $200,000 for all others. For more information regarding this tax and whether it may apply to you, please consult your tax advisor.

Loss of Interest Deduction Where Policy Is Held By or For the Benefit of Certain Nonnatural Persons

In the case of policies issued after June 8, 1997, to a nonnatural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, that entity's general interest deduction under the Code may be limited. More specifically, a portion of its otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the policy. However, this interest deduction disallowance does not affect policies where the income on such policies is treated as ordinary income that the owner received or accrued during the taxable year. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a policy, should consult a tax adviser.

Qualified Retirement Plans

In General

The policies are also designed for use in connection with certain types of retirement plans, e.g., IRAs and section 403(b) tax-sheltered annuities, which receive favorable treatment under the Code ("Qualified Plans"). Those who are considering the purchase of a policy for use in connection with a Qualified Plan should consider, in evaluating the suitability of the policy, that additional purchase payments may be limited or not accepted. Numerous special tax rules apply to the participants in Qualified Plans and to policies used in connection with Qualified Plans. Therefore, we make no attempt in this prospectus to provide more than general information about use of the policy with the various types of Qualified Plans. State income tax rules applicable to Qualified Plans and qualified policies often differ from Federal income tax rules, and this prospectus does not describe any of these differences. Those who intend to use the policy in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for surrenders, automatic partial withdrawals, withdrawals, and annuity income payments under qualified policies, there may be no investment in the contract and the total amount received may be taxable. Both the amount of the contribution that you and/or your employer may make, and the tax deduction or exclusion that you and/or your employer may claim for such contribution, are limited under Qualified Plans.

In the case of qualified policies, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. For example, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code. Furthermore, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of Individual Retirement Accounts or Annuities ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. The death benefit under your policy may increase the amount of the minimum required distribution that must be taken from your policy.

There may be a 10% penalty tax on the taxable amount of payments from certain qualified policies. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment:

(a)  received on or after the date the owner reaches age 59 1/2;

(b)  received on or after the owner's death or because of the owner's disability (as defined in the tax law); or

(c)  made as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the owner or for the joint lives (or joint life expectancies) of the owner and his designated beneficiary (as defined in the tax law).

These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, exception "c" above for substantially equal periodic payments applies only if the owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for qualified first-time home purchases or for higher education expenses. You must meet special conditions to be eligible for these two exceptions to the penalty tax. Those wishing to take a distribution from an IRA for these purposes should consult their tax advisor. Certain other exceptions to the 10% penalty tax not described herein also may apply.

When issued in connection with a Qualified Plan, we will amend a policy as generally necessary to conform to the requirements of the plan. However, owners, annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the policy. In addition, Protective Life shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the policy, unless Protective Life consents.

Following are brief descriptions of various types of Qualified Plans in connection with which Protective Life may issue a policy.

Individual Retirement Accounts and Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an IRA. If you use this policy in connection with an IRA, the policy owner and Annuitant generally must be the same individual and generally may not be changed. IRAs are subject to limits on the amounts that may be contributed and deducted and on the time when distributions must commence. Also, subject to the direct rollover and mandatory withholding requirements (discussed below), you may "roll over" distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

However, you may not use the policy in connection with a "Coverdell Education Savings Account" (formerly known as an "Education IRA") under Section 530 of the Code, a "Simplified Employee Pension" under Section 408(k) of the Code, or a "Simple IRA" under Section 408(p) of the Code.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, "qualified distributions" from a Roth IRA will be excludable from income.

A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the owner was made. Second, the distribution must be either (1) made after the owner attains the age of 59 1/2; (2) made after the owner's death; (3) attributable to the owner being disabled; or (4) a qualified first-time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code. In addition, distributions from Roth IRAs need not commence when the owner attains age 70 1/2. A Roth IRA may accept a "qualified rollover contribution" from a (1) non-Roth IRA, (2) a "designated Roth account" maintained under a Qualified Plan, and (3) certain Qualified Plans of eligible individuals. Special rules apply to rollovers to Roth IRAs from Qualified Plans and from designated Roth accounts under Qualified Plans. You should seek competent advice before making such a rollover.

IRA to IRA Rollovers and Transfers

A rollover contribution is a tax-free movement of amounts from one IRA to another within 60 days after you receive the distribution. In particular, a distribution from a non-Roth IRA generally may be rolled over tax-free within 60 days to another non-Roth IRA, and a distribution from a Roth IRA generally may be rolled over tax-free within 60 days to another Roth IRA. A distribution from a Roth IRA may not be rolled over (or transferred) tax-free to a non-Roth IRA.

A rollover from any one of your IRAs (including IRAs you have with another company) to another IRA is allowed only once within a one-year period. This limitation applies on an aggregate basis and applies to all types of your IRAs, meaning that you cannot make an IRA to IRA rollover if you have made such a rollover involving any of your IRAs in the preceding one-year period. For example, a rollover between your Roth IRAs would preclude a separate rollover within the one-year period between your non-Roth IRAs, and vice versa. The one-year period begins on the date that you receive the IRA distribution, not the date it is rolled over into another IRA.

If the IRA distribution does not satisfy the rollover rules, it may be (1) taxable in the year distributed, (2) subject to a 10% tax on early distributions, and (3) treated as a regular contribution to the recipient IRA, which could result in an excess contribution subject to an additional tax.

If you inherit an IRA from your spouse, you generally can roll it over into an IRA established for you, or you can choose to make the inherited IRA your own. If you inherited an IRA from someone other than your spouse, you cannot roll it over, make it your own, or allow it to receive rollover contributions.

A rollover from one IRA to another is different from a direct trustee-to-trustee transfer of your IRA assets from one IRA trustee to another IRA trustee. A "trustee-to-trustee" transfer is not considered a rollover and is not subject to the 60-day rollover requirement or the one rollover per year rule. In addition, a rollover between IRAs is different from direct rollovers from certain Qualified Plans to non-Roth IRAs and "qualified rollover contributions" to Roth IRAs, both of which are subject to special rules.

Pension and Profit-Sharing Plans

Section 401(a) of the Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the policy in order to provide benefits under the plans. These types of plans may be subject to rules under Sections 401(a)(11) and 417 of the Code that provide rights to a spouse or former spouse of a participant. In such a case, the participant may need the consent of the spouse or former spouse to change annuity options, to elect a partial automatic withdrawal option, or to make a partial or full surrender of the policy.

Pension and profit sharing plans are subject to nondiscrimination rules. The non-discrimination rules generally require that benefits, rights or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether the policy is suitable for purchase in connection with such a plan, you should consider the effect of the minimum initial purchase payment on the plan's compliance with applicable nondiscrimination requirements. You should also consider the extent to which other aspects of the policy, e.g., fees that vary based on policy values, may affect the plan's compliance with the nondiscrimination requirements. Violation of these rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the policy in connection with such plans should seek competent advice.

Section 403(b) Annuity Policies

Protective Life no longer issues policies under Section 403(b) of the Code (i.e., tax sheltered annuities or "TSAs"). In addition, Protective no longer accepts additional premiums into existing TSAs without prior approval from Protective. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to have their employers purchase annuity policies for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Owners using the policies as a "Section 403(b) annuity policy" should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with such policies.

Section 403(b) annuity policies contain restrictions on withdrawals of:

(i)  contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

(ii)  earnings on those contributions; and

(iii)  earnings after December 31, 1988, on amounts attributable to salary reduction contributions held as of December 31, 1988.

These amounts can be paid only if the employee has reached age 59 1/2, had a severance from employment, died, has become disabled, in the case of hardship, or if the amount is a qualified reservist distribution under Section 72(t)(2)(G) of the Code. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon can not be distributed on account of hardship.

Income tax regulations impose a written plan requirement and certain information sharing requirements on Section 403(b) policies (including Section 403(b) annuity policies and Section 403(b)(7) custodial accounts, subject to certain exceptions). In particular, a rollover to a Section 403(b) policy from an eligible retirement plan, a transfer to a Section 403(b) plan from another Section 403(b) plan, and the exchange of a Section 403(b) policy for another Section 403(b) policy under the same Section 403(b) plan must be permitted under the Section 403(b) plan pursuant to which the policy is maintained. In addition, the issuer of the Section 403(b) policy and the employer maintaining the Section 403(b) plan generally must agree to provide each other, from time to time, with information necessary for the Section 403(b) policy, or any other contact to which contributions have been made by the employer, to satisfy Section 403(b) and other tax requirements. If these requirements are not met, there may be adverse tax consequences to the policy owner, including current taxation of amounts that would otherwise be tax deferred.

In light of the limitations in the income tax regulations, Protective, without prior approval, will not accept rollovers, transfers, or exchanges into a Section 403(b) annuity policy. A rollover, transfer, or exchange from your Section 403(b) annuity policy with Protective to another Section 403(b) policy may be made only if the other Section 403(b) annuity policy is maintained pursuant to a Section 403(b) plan that permits the rollover, transfer, or exchange. Before requesting a rollover, transfer, or exchange to another Section 403(b) policy, you should consult your tax advisor about the income tax consequences of the proposed transaction.

Direct Rollovers

If your policy is used in connection with a pension, profit-sharing, or annuity plan qualified under Sections 401(a) or 403(a) of the Code, is a Section 403(b) annuity policy, or is used with an eligible deferred compensation plan that has a government sponsor and that is qualified under Section 457(b) of the Code, any "eligible rollover distribution" from the policy will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from a qualified pension plan under Section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, Section 403(b) annuity policy or custodial account, or an eligible Section 457(b) deferred compensation plan that has a government sponsor, excluding certain amounts (such as minimum distributions required under Section 401(a)(9) of the Code, distributions which are part of a "series of substantially equal periodic payments" made for life or a specified period of 10 years or more, or hardship distributions as defined in the tax law).

Under these requirements, Federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the policy, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain eligible retirement plans (such as an IRA). Prior to receiving an eligible rollover distribution, you will receive a notice (from the plan administrator or Protective Life) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

Federal Income Tax Withholding

In General

Protective Life will withhold and remit to the federal government a part of the taxable portion of each distribution made under a policy unless the distributee notifies Protective Life at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Protective Life may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, a 10% withholding rate applies to the taxable portion of non-periodic payments including surrenders prior to the retirement date and conversions of, or rollovers from, non-Roth IRAs and Qualified Plans to Roth IRAs. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding federal withholding tax consequences to annuity contract purchasers or beneficiaries that are U.S. citizens or residents. Purchasers or beneficiaries that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a tax advisor regarding federal tax withholding with respect to the distributions from a Contract.

FATCA Withholding

If the payee of a distribution from the Contract is a foreign financial institution ("FFI") or a non-financial foreign entity ("NFFE") within the meaning of the Code as amended by the Foreign Account Tax Compliance Act ("FATCA"), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the Contract or the distribution. The rules relating to FATCA are complex, and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the Contract.

Voting Rights

To the extent required by law, we will vote shares of Ivy Funds Variable Insurance Portfolios held by the Variable Account according to instructions received from persons having voting interests in those variable investment divisions. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, or if we determine that we are allowed to vote the Ivy Funds Variable Insurance Portfolios shares in our own right, we may elect to do so. Ivy Funds Variable Insurance Portfolios does not hold regular annual shareholder meetings.

The number of votes that you may direct to us to cast will be calculated separately for each variable investment division. We will determine that number by applying your percentage interest, if any, in a particular variable investment division to the total number of votes attributable to that variable investment division. Before the retirement date, you hold a voting interest in each variable investment division to which policy value is allocated. After the retirement date, the person receiving variable annuity payments has the voting interest. After the retirement date, the votes attributable to a policy decrease as the value of the variable investment divisions under your policy decrease with each variable annuity payment. In determining the number of votes, fractional shares will be recognized. Please note that the effect of proportional voting is that a small number of policy owners may control the outcome of a vote.

The number of votes for a portfolio which are available will be determined as of the record date established by Ivy Funds Variable Insurance Portfolios. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Ivy Funds Variable Insurance Portfolios.

Portfolio shares attributable to the policies for which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Advantage II policies participating in the variable investment division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Legal Proceedings

Protective Life and its subsidiaries, like other insurance companies, in the ordinary course of business are involved in some class action and other lawsuits, or alternatively in arbitration. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation or arbitration cannot be predicted, Protective Life believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on Investment Distributors, Inc's, Protective Life's or the Variable Account's financial position.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting, and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Death Master File to identify deceased insureds and contract owners. In addition, we are the subject of multiple state Insurance Department inquiries and a multistate market conduct examination with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties, and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the Variable Account, on Investment Distributors, Inc.'s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

Financial Statements

Our financial statements and the financial statements of the Variable Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the policies. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Administrative Office.

Condensed Financial Information

The following table gives "per unit" information about the financial history of each variable investment division for the last ten years. This information should be read in conjunction with the Variable Account's financial statements (including the notes thereto) included in the Statement of Additional Information.

ACCUMULATION UNIT VALUES

Portfolio	Ivy Funds VIP Government Money Market	Ivy Funds VIP Bond	Ivy Funds VIP High Income	Ivy Funds VIP Growth	Ivy Funds VIP Core Equity	Ivy Funds VIP Global Growth	Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Balanced	Ivy Funds VIP Asset Strategy	Ivy Funds VIP Science and Technology
December 31, 2007	$2.010	$3.300	$3.632	$8.769	$4.524	$3.353	$4.791	$2.746	$4.603	$5.337
December 31, 2008	2.013	3.284	2.811	5.532	2.921	1.920	2.884	2.148	3.384	3.491
December 31, 2009	2.037	3.484	4.083	6.974	3.594	2.417	3.856	2.412	4.195	4.984
December 31, 2010	2.021	3.662	4.649	7.782	4.308	2.750	4.924	2.800	4.518	5.571
December 31, 2011	2.003	3.895	4.850	7.876	4.340	2.526	4.362	2.867	4.155	5.202
December 31, 2012	1.985	4.083	5.702	8.800	5.101	2.955	4.547	3.175	4.907	6.590
December 31, 2013	1.968	3.962	6.245	11.902	6.750	3.492	6.460	3.892	6.086	10.215
December 31, 2014	1.951	4.097	6.307	13.189	7.337	3.494	6.504	4.150	5.714	10.418
December 31, 2015	1.934	4.069	5.844	14.009	7.221	3.580	6.568	4.099	5.190	10.028
December 31, 2016	1.919	4.195	6.730	14.054	7.424	3.441	6.699	4.145	5.012	10.092

ACCUMULATION UNITS OUTSTANDING

Investment Division	Ivy Funds VIP Government Money Market	Ivy Funds VIP Bond	Ivy Funds VIP High Income	Ivy Funds VIP Growth	Ivy Funds VIP Core Equity	Ivy Funds VIP Global Growth	Ivy Funds VIP Small Cap Growth	Ivy Funds VIP Balanced	Ivy Funds VIP Asset Strategy	Ivy Funds VIP Science and Technology
December 31, 2007	6,490,834	13,825,938	10,680,019	31,052,456	50,886,939	23,768,595	21,258,315	18,470,575	22,916,970	16,520,470
December 31, 2008	7,943,987	11,783,572	7,934,918	23,780,650	38,716,377	17,749,508	15,919,214	13,454,074	18,171,194	12,468,421
December 31, 2009	5,744,366	9,916,823	6,771,870	19,261,280	31,268,862	14,459,535	13,046,940	10,216,310	15,082,570	10,573,230
December 31, 2010	3,715,433	8,692,626	5,839,699	16,078,244	26,314,936	12,114,178	10,979,355	8,496,687	12,519,226	8,941,767
December 31, 2011	3,101,142	7,650,834	4,977,645	13,246,195	21,889,253	9,742,200	8,966,130	6,878,014	10,109,930	7,217,465
December 31, 2012	2,418,226	6,839,920	4,314,122	10,874,091	18,043,671	8,139,693	7,439,737	5,849,356	8,353,728	5,991,096
December 31, 2013	2,203,450	6,048,992	3,845,026	9,262,903	15,433,933	7,050,475	6,285,876	5,188,717	7,182,793	4,964,257
December 31, 2014	2,144,476	5,541,576	3,458,294	8,102,981	13,514,410	6,235,387	5,493,485	4,773,299	6,148,734	4,276,736
December 31, 2015	1,892,448	4,848,026	2,900,799	7,184,013	12,011,177	5,595,750	4,905,382	4,218,920	4,918,438	3,812,589
December 31, 2016	2,296,350	4,421,043	2,499,365	6,465,974	10,619,814	4,927,250	4,317,827	3,906,187	4,111,370	3,433,974

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning the subjects discussed in this prospectus. The following is the table of contents for the Statement of Additional Information:

The Policy	2
Accumulation Units	2
Annuity Units	2
Net Investment Factor	2
Determination of Annuity Payments	3
Fixed Annuity Payments	3
Variable Annuity Payments	3
The Contract.	3
Misstatement of Age or Sex	3
Annual Report	3
Non-Participation	4
Ownership	4
Beneficiary	4
Change of Owner or Beneficiary	4
Assignment.	4
Incontestability	4
Evidence of Survival	4
Addition, Deletion or Substitution of Investments	4
Distribution of the Policy	5
Safekeeping of Variable Account Assets	5
State Regulation	5
Records and Reports	5
Legal Matters	5
Experts.	5
Potential Conflicts of Interest	6
Other Information	6
Financial Statements	6

This Prospectus sets forth information about the Advantage II Variable Annuity Policy that a prospective investor should know before investing. The Statement of Additional Information contains more detailed information about the policy and the Variable Account. This Statement of Additional Information is available upon request at no charge. To obtain such information, return this request form to the address shown below.

TO: Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

Please send me a Statement of Additional Information for the Advantage II Variable Annuity.

_____________________________________________________________________________________________________________________ Name
_____________________________________________________________________________________________________________________ Address
_____________________________________________________________________________________________________________________
_____________________________________________________________________________________________________________________
Telephone (____) ______________________

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

PROTECTIVE LIFE INSURANCE COMPANY

Customer Service
Protective Life Insurance Company
Post Office Box 1928
Birmingham, AL 35202-1928
Toll Free: (800) 456-6330

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Advantage IISM Deferred Variable Annuity Policy (the "Policy") offered by Protective Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2017, by writing or calling us at our address or phone number above. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.

DATED: MAY 1, 2017

The Policy

As a supplement to the description in the Prospectus, the following provides additional information about the Policy.

Accumulation Units

An Accumulation Unit is an accounting unit used prior to the Retirement Date to calculate the Variable Account Value. The portion of a Net Purchase Payment that you allocate to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. Similarly, the value that you transfer to an Investment Division of the Variable Account is credited as Accumulation Units in that Investment Division. The number of Accumulation Units to credit is found by dividing (1) the dollar amount allocated to the Investment Division by (2) the Investment Division's appropriate Accumulation Unit Value for the Valuation Period in which we received the Purchase Payment or transfer request. In the case of the initial Purchase Payment, we will credit Accumulation Units for that Purchase Payment at the end of the Valuation Period during which the portion of the Net Purchase Payment to be allocated to the Investment Divisions of the Variable Account is allocated to the Money Market Investment Division. In the case of an additional Purchase Payment or transfer, we will credit Accumulation Units for the portion of the Net Purchase Payment or transfer to be allocated to the Investment Divisions of the Variable Account at the end of the Valuation Period during which the Purchase Payment or transfer request is received in good order at our Administrative Office.

The value of an Accumulation Unit for each Investment Division was initially arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by multiplying the Accumulation Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division's Net Investment Factor for the following Valuation Period. Like the Policy Value, the value of an Accumulation Unit may increase or decrease from one Valuation Period to the next.

Annuity Units

An Annuity Unit is an accounting unit used after the Retirement Date to calculate the value of Variable Annuity Payments. The value of an Annuity Unit in each Investment Division was arbitrarily set at $1 when the first investments were bought. The value for any later Valuation Period is found by (a) multiplying the Annuity Unit Value for an Investment Division for the last prior Valuation Period by such Investment Division's Net Investment Factor for the following Valuation Period, and then (b) adjusting the result to compensate for the interest rate assumed in the annuity tables used to determine the amount of the first Variable Annuity Payment. The value of an Annuity Unit for each Investment Division changes to reflect the investment performance of the Portfolio underlying that Investment Division.

Net Investment Factor

The Net Investment Factor is an index applied to measure the investment performance of an Investment Division of the Variable Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than one, so the value of an Investment Division may increase or decrease.

The Net Investment Factor of an Investment Division for any Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

(1)  is the result of:

(a)  the net asset value per share of the Portfolio shares held in the Investment Division determined at the end of the current Valuation Period; plus

(b)  the per share amount of any dividend or capital gain distributions on the Portfolio shares held in the Investment Division, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

(c)  a charge or credit for any taxes reserved for the current Valuation Period which we determine to have resulted from the investment operations of the Investment Division;

(2)  is the result of:

(a)  the net asset value per share of the Portfolio shares held in the Investment Division, determined at the end of the previous Valuation Period; plus or minus

(b)  the charge or credit for any taxes reserved for the previous Valuation Period; and

(3)  is a deduction for certain mortality and expense risks that we assume.

2

Determination of Annuity Payments

At the Retirement Date, the Policy Value as of 14 days prior to the Retirement Date, less any premium taxes and less any withdrawal charges, may be applied to make Fixed Annuity Payments, Variable Annuity Payments, or a combination thereof.

Fixed Annuity Payments

Fixed Annuity Payments provide guaranteed annuity payments which remain fixed in amount throughout the payment period. Fixed Annuity Payments do not vary with the investment experience of the Investment Divisions. The payment amount will be based on our Fixed Annuity Payment rates in effect on the settlement date. These rates are guaranteed not to be less than payments based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

Variable Annuity Payments

The dollar amount of the first Variable Annuity Payment is determined by multiplying the net value (Policy Value less any applicable premium taxes) applied by purchase rates based on the 1971 Individual Annuity Mortality Table (set back two years) with interest at 4.0%. The two year setback results in lower Annuity Payments than if no setback is used. Where requested and required by law unisex tables will be used.

The portion of the first Variable Annuity Payment attributed to each Investment Division is divided by the Annuity Unit Value for the Investment Division (as of the same date that the amount of the first Variable Annuity Payment is determined) to determine the number of Annuity Units upon which later Variable Annuity Payments will be made. This number of Annuity Units will not change unless subsequently changed by reallocation. The dollar amount of each monthly Variable Annuity Payment after the first Annuity Payment will equal the sum of the number of Annuity Units credited to each Investment Division multiplied by the Annuity Unit Value for each respective Investment Division for the Valuation Period as of 14 days prior to the Variable Annuity Payment, less a pro rata portion of the charge for administrative expenses.

After the Retirement Date, the Annuitant may reallocate the value of the Annuitant's interest in the Investment Divisions, no more than once each Policy Year, by sending a written request to the Administrative Office of Protective Life. A reallocation will be effected during the Valuation Period as of 14 days prior to the next Variable Annuity Payment, by converting Annuity Units for the value transferred from an Investment Division into Annuity Units in the Investment Division to which the value is transferred. Reallocations may cause the number of Annuity Units to change, but will not change the dollar amount of the Variable Annuity Payment as of the date of reallocation.

Protective Life guarantees that the dollar amount of monthly Variable Annuity Payments after the first payment will not be affected by variations in expenses or mortality experience.

The Contract

The entire contract is made up of the policy and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. Only the statements made in the written application can be used by us to defend a claim or void the policy.

Changes to the policy are not valid unless we make them in writing. They must be signed by one of our executive officers. No agent has authority to change the policy or to waive any of its provisions.

Misstatement of Age or Sex

If the Annuitant's age or sex is misstated, we will adjust each benefit and any amount to be paid to reflect the correct age and sex.

Annual Report

At least once each Policy Year prior to the Retirement Date we will send you a report on your policy. It will show the current Policy Value, the current Fixed Account Value, the current value of the Investment Divisions of the Variable Account, the Purchase Payments paid, all charges and partial withdrawals since the last report, the current Surrender Value and the current Death Benefit. We will also include in the report any other information required by state law or regulation. Other items, such as Purchase Payments made by automatic deduction from your checking account, may be confirmed in quarterly reports. Further, we will send you the reports required by the Investment Company Act of 1940. You may request additional reports during the year but we may charge a fee for any additional reports.

3

Non-Participation

The policy is non-participating. This means that no dividends will be paid on your policy. It will not share in our profits or surplus earnings.

Ownership

The policy belongs to you, the policyowner. Unless you provide otherwise, you may receive all benefits and exercise all rights of the policy prior to the Retirement Date. These rights and the rights of any Beneficiary are subject to the rights of any assignee. If there is more than one policyowner at a given time, all must exercise the rights of ownership by joint action. If you die, the policyowner's Designated Beneficiary will become the policyowner; if there is no policyowner's Designated Beneficiary living, the rights of ownership will vest in the executors, administrators or assigns of the policyowner.

Beneficiary

The Beneficiary is named in the application. More than one Beneficiary may be named. The rights of any Beneficiary who dies before the Annuitant will pass to the surviving Beneficiary or Beneficiaries unless you provide otherwise. If no Beneficiary is living at the Annuitant's death, we will pay the Death Benefit, if any, to the policyowner, if living; otherwise, it will be paid to the policyowner's estate.

Change of Ownership or Beneficiary

Unless you provide otherwise in writing to us at our Administrative Office, you may change the policyowner or the Beneficiary during the lifetime of the Annuitant. Any changes must be made by written request filed in good order with us at our Administrative Office. The change takes effect on the date the request was signed, but it will not apply to payments made by us before we accept your written request. We may require you to submit the policy to us at our Administrative Office before making a change. A change of ownership may be a taxable event. You should consult your tax advisor prior to making any change.

Assignment

You may assign the policy, but we will not be responsible for the validity of any assignment and no assignment will bind us until it is filed in writing in good order at our Administrative Office. When it is filed, your rights and the rights of any Beneficiary will be subject to it. An assignment of the policy may be a taxable event. Your ability to assign a qualified policy may be restricted. This policy, or any of its riders, is not designed for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme. This policy is not designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not purchasing or intending to use this policy, or any of its riders, for resale, speculation, arbitrage, viatical settlements or any type of collective investment scheme.

Incontestability

Protective Life will not contest the policy.

Evidence of Survival

Where any payments under the Policy depend on the payee being alive, we may require proof of survival prior to making the payments.

Addition, Deletion or Substitution of Investments

Protective Life reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for, the shares of the Fund that are held by the Variable Account (or any Investment Division) or that the Variable Account (or any Investment Division) may purchase. Protective Life reserves the right to eliminate the shares of any of the Portfolios of the Fund and to substitute shares of another Portfolio of the Fund or any other investment vehicle or of another open-end, registered investment company if laws or regulations are changed, if the shares of the Fund or a Portfolio are no longer available for investment, or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Investment Division. Protective Life will not substitute any shares attributable to a policyowner's interest in an Investment Division of the Variable Account without notice and prior approval of the U.S. Securities and Exchange Commission and the insurance regulator of the state where the policy was delivered, where required. Nothing contained herein shall prevent the Variable Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by policyowners.

4

Protective Life also reserves the right to establish additional Investment Divisions of the Variable Account, each of which would invest in a new Portfolio of the Fund, or in shares of another investment company or suitable investment, with a specified investment objective. New Investment Divisions may be established when, in the sole discretion of Protective Life, marketing needs or investment conditions warrant, and any new Investment Divisions will be made available to existing policyowners on a basis to be determined by Protective Life. Protective Life may also eliminate one or more Investment Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, Protective Life may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed by Protective Life to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940, it may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other Protective Life separate accounts.

Distribution of the Policy

Investment Distributors, Inc. is the principal underwriter of the policies as of July 1, 2012.

For each of the last three fiscal years, the principal underwriter(s) received the following sales compensation with respect to the policies:

Fiscal year	Aggregate Amount of Commissions Paid To Investment Distributors, Inc.*
2014	$96,988.17
2015	$57,792
2016	$133,017.81

*  Investment Distributors, Inc. did not retain any of these amounts.

Safekeeping of Variable Account Assets

Protective Life holds the assets of the Variable Account. The assets are held separate and apart from Protective Life's general account. Protective Life maintains records of all purchases and redemptions of Fund shares by each of the Investment Divisions.

State Regulation

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the policy form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the policy is sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Records and Reports

All records and accounts relating to the Variable Account will be maintained by Protective Life. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, reports containing such information as may be required under that Act or by any other applicable law or regulation will be sent to Owners at their last known address of record.

Legal Matters

Legal advice regarding certain matters relating to Federal securities laws has been provided by Eversheds Sutherland (US) LLP of Washington, D.C.

Experts

The statement of assets and liabilities of United Investors Annuity Variable Account as of December 31, 2016 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended included in this SAI, have been so included in reliance on the report of

5

PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2016 and for the year then ended and as of December 31, 2015 and for the period February 1, 2015 to December 31, 2015 (the "Successor Company"), and for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 (the "Predecessor Company") included in this SAI have been so included in reliance on the reports (which contain an explanatory paragraph related to the purchase of Protective Life's parent company on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited and the election to apply "pushdown" accounting as of the acquisition date) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, AL 35209.

Potential Conflicts of Interest

In addition to the Variable Account, the portfolios may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Although neither we nor the portfolios currently foresee any such disadvantages, either to variable life insurance policy owners or to variable annuity contract owners, each portfolio's Board of Directors will monitor events in order to identify any material conflicts between the interests of these variable life insurance policy owners and variable annuity contract owners, and will determine what action, if any, it should take. This action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example: (1) changes in state insurance laws; (2) changes in Federal income tax laws; or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners.

If a portfolio's Board of Directors were to conclude that separate portfolios should be established for variable life insurance and variable annuity separate accounts, we will bear the attendant expenses, but variable life insurance policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined portfolio.

The portfolios may also sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of owners of this policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the portfolio as an investment option under the policies or replacing the portfolio with another portfolio.

Other Information

A Registration Statement has been filed with the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this Statement of Additional Information. Statements contained in the prospectus or this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the documents themselves to the instruments filed with the U.S. Securities and Exchange Commission.

Financial Statements

The financial statements of Protective Life, which are included herein, should be considered only as bearing on the ability of Protective Life to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Financial statements follow this page.

6

INDEX TO FINANCIAL STATEMENTS

THE UNITED INVESTORS ANNUITY VARIABLE ACCOUNT
Report of Independent Registered Public Accounting Firm	FSA-2
Statement of Assets and Liabilities as of December 31, 2016	FSA-3
Statement of Operations for the year ended December 31, 2016	FSA-4
Statements of Changes in Net Assets for the years ended December 31, 2016 and December 31, 2015	FSA-5
Notes to Financial Statements	FSA-7

PROTECTIVE LIFE INSURANCE COMPANY
Report of Independent Registered Public Accounting Firm	F-1

Consolidated Statements of Income For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-3

Consolidated Statements of Comprehensive Income (Loss) For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-4
Consolidated Balance Sheets as of December 31, 2016 and 2015 (Successor Company)	F-5

Consolidated Statements of Shareowner’s Equity For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-6

Consolidated Statements of Cash Flows For The Year Ended December 31, 2016 (Successor Company), For The Periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and For The Year Ended December 31, 2014 (Predecessor Company)

F-7
Notes to Consolidated Financial Statements	F-8
Financial Statement Schedules:
Schedule III — Supplementary Insurance Information	S-1
Schedule IV — Reinsurance	S-3
Schedule V — Valuation Accounts	S-4

All other schedules to the consolidated financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

FSA-1

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the United Investors Annuity Variable Account
and the Board of Directors of Protective Life Insurance Company:

In our opinion, for each of the subaccounts of the United Investors Annuity Variable Account indicated in the table below the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts of the United Investors Annuity Variable Account at December 31, 2016, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Protective Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2016 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

Ivy VIP Asset Strategy	Ivy VIP Government Money Market
Ivy VIP Balanced	Ivy VIP Growth
Ivy VIP Bond	Ivy VIP High Income
Ivy VIP Core Equity	Ivy VIP Science and Technology
Ivy VIP Global Growth	Ivy VIP Small Cap Growth

/s/ PricewaterhouseCoopers LLP
Birmingham, Alabama

April 24, 2017

FSA-2

United Investors Annuity Variable Account

of Protective Life Insurance Company

Statement of Assets and Liabilities

December 31, 2016

	Ivy VIP
	Asset Strategy	Balanced	Bond	Core Equity	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
ASSETS
Investments in subaccounts at current fair value	$20,604,199	$16,192,303	$18,546,601	$78,847,330	$16,950,095	$4,405,008	$90,863,395	$16,823,528	$34,658,733	$28,921,468
Receivable from Protective Life Insurance Company	5,646	1,241	4,569	2,390	4,182	2,212	12,202	542	2,619	5,709
Total assets	20,609,845	16,193,544	18,551,170	78,849,720	16,954,277	4,407,220	90,875,597	16,824,070	34,661,352	28,927,177

LIABILITIES
Payable to Protective Life Insurance Company	3,058	1,543	2,915	2,999	1,807	108	3,837	4,574	5,782	1,288
Net assets	$20,606,787	$16,192,001	$18,548,255	$78,846,721	$16,952,470	$4,407,112	$90,871,760	$16,819,496	$34,655,570	$28,925,889

ANALYSIS OF NET ASSETS
Accumulation period	20,399,840	15,896,501	18,298,148	77,582,881	16,820,828	4,192,296	89,527,381	16,626,566	34,434,234	28,557,113
Annuity period	206,947	295,500	250,107	1,263,840	131,642	214,816	1,344,379	192,930	221,336	368,776
Net assets	$20,606,787	$16,192,001	$18,548,255	$78,846,721	$16,952,470	$4,407,112	$90,871,760	$16,819,496	$34,655,570	$28,925,889

Units Outstanding	4,111,370	3,906,187	4,421,043	10,619,814	4,927,250	2,296,350	6,465,974	2,499,365	3,433,974	4,317,827

Shares Owned in each Portfolio	2,561,437	2,166,542	3,521,952	7,390,251	2,081,094	4,405,008	8,818,692	4,662,970	1,551,448	2,985,442

Fair Value per Share	8.04	7.47	5.27	10.67	8.14	1.00	10.30	3.61	22.34	9.69

Investment in Portfolio shares, at Cost	$23,602,434	$17,551,320	$19,168,242	$83,827,285	$16,450,173	$4,405,008	$84,306,654	$16,307,027	$26,240,813	$28,349,986

The accompanying notes are an integral part of these financial statements

FSA-3

United Investors Annuity Variable Account

of Protective Life Insurance Company

Statement of Operations

For the year ended December 31, 2016

	Ivy VIP
	Asset Strategy	Balanced	Bond	Core Equity	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
INVESTMENT INCOME

Dividend income	$131,026	$460,690	$471,961	$1,677,054	$62,010	$6,235	$573,242	$1,243,056	$—	$—

EXPENSES

Mortality and expense risk charges	201,328	146,857	176,786	$720,724	159,981	43,692	831,588	150,753	301,250	259,072

Net investment income (loss)	(70,302)	313,833	295,175	$956,330	(97,971)	(37,457)	(258,346)	1,092,303	(301,250)	(259,072)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on redemption of investment shares	(637,528)	(101,594)	(53,105)	$(652,068)	84,110	—	894,934	(56,292)	838,429	(31,971)
Capital gain distributions	—	2,175,482	53,096	$8,401,262	513,054	—	9,414,166	—	1,337,263	3,075,215
Net realized gain (loss) on investments	(637,528)	2,073,888	(9)	$7,749,194	597,164	—	10,309,100	(56,292)	2,175,692	3,043,244

Change in unrealized appreciation (depreciation) on investments	(158,742)	(2,220,596)	342,052	$(6,701,561)	(1,303,026)	—	(10,031,273)	1,343,720	(1,931,869)	(2,380,707)

Net realized and unrealized gain (loss) on investments	(796,270)	(146,708)	342,043	$1,047,633	(705,862)	—	277,827	1,287,428	243,823	662,537

Net increase (decrease) in net assets resulting from operations	$(866,572)	$167,125	$637,218	$2,003,963	$(803,833)	$(37,457)	$19,481	$2,379,731	$(57,427)	$403,465

The accompanying notes are an integral part of these financial statements

FSA-4

United Investors Annuity Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2016

	Ivy VIP
	Asset Strategy	Balanced	Bond	Core Equity	Global Growth	Government Money Market	Growth	High Income	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
FROM OPERATIONS

Net investment income (loss)	$(70,302)	$313,833	$295,175	$956,330	$(97,971)	$(37,457)	$(258,346)	$1,092,303	$(301,250)	$(259,072)

Net realized gain (loss) on investments	(637,528)	2,073,888	(9)	7,749,194	597,164	—	10,309,100	(56,292)	2,175,692	3,043,244

Change in unrealized appreciation (depreciation) on investments	(158,742)	(2,220,596)	342,052	(6,701,561)	(1,303,026)	—	(10,031,273)	1,343,720	(1,931,869)	(2,380,707)

Net increase (decrease) in net assets resulting from operations	(866,572)	167,125	637,218	2,003,963	(803,833)	(37,457)	19,481	2,379,731	(57,427)	403,465

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS

Proceeds from sales	57,717	149,388	77,673	337,647	47,889	998,465	407,968	155,028	136,704	227,832
Net transfer (to) from affiliate and subaccounts	(1,739,471)	667,778	326,340	(1,756,374)	(459,081)	1,971,653	(724,292)	(294,208)	(1,176,732)	(713,031)
Payments for redemptions	(2,351,679)	(2,071,819)	(2,204,244)	(8,398,747)	(1,848,790)	(2,181,391)	(9,380,785)	(2,357,173)	(2,446,666)	(3,179,659)
Contract maintenance fees	(22,051)	(14,873)	(15,284)	(74,759)	(17,808)	(4,075)	(87,725)	(16,090)	(32,586)	(30,536)

Net increase (decrease) in net assets resulting from variable annuity contract transactions	(4,055,484)	(1,269,526)	(1,815,515)	(9,892,233)	(2,277,790)	784,652	(9,784,834)	(2,512,443)	(3,519,280)	(3,695,394)

Total increase (decrease) in net assets	(4,922,056)	(1,102,401)	(1,178,297)	(7,888,270)	(3,081,623)	747,195	(9,765,353)	(132,712)	(3,576,707)	(3,291,929)

NET ASSETS

Beginning of period	25,528,843	17,294,402	19,726,552	86,734,991	20,034,093	3,659,917	100,637,113	16,952,208	38,232,277	32,217,818

End of period	$20,606,787	$16,192,001	$18,548,255	$78,846,721	$16,952,470	$4,407,112	$90,871,760	$16,819,496	$34,655,570	$28,925,889

The accompanying notes are an integral part of these financial statements

FSA-5

United Investors Annuity Variable Account

of Protective Life Insurance Company

Statement of Changes in Net Assets

For the year ended December 31, 2015

	Ivy Funds VIP
	Asset Strategy	Balanced	Bond	Core Equity	Global Growth	Growth	High Income	Money Market	Science and Technology	Small Cap Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
FROM OPERATIONS

Net investment income (loss)	$25,666	$51,734	$419,646	$1,552,501	$(100,280)	$(178,917)	$1,117,606	$(32,951)	$(379,544)	$(325,222)

Net realized gain (loss) on investments	5,568,596	2,813,317	(110,937)	14,924,235	1,394,388	14,746,301	362,341	—	4,518,432	6,483,992

Change in unrealized appreciation (depreciation) on investments	(8,273,179)	(3,066,067)	(432,861)	(17,876,869)	(712,978)	(8,103,735)	(2,821,483)	—	(5,503,688)	(5,523,959)

Net increase (decrease) in net assets resulting from operations	(2,678,917)	(201,016)	(124,152)	(1,400,133)	581,130	6,463,649	(1,341,536)	(32,951)	(1,364,800)	634,811

FROM VARIABLE ANNUITY CONTRACT TRANSACTIONS

Proceeds from sales	316,275	177,160	326,243	968,836	69,970	986,430	151,591	390,540	454,733	180,207
Net transfer (to) from affiliate and subaccounts	(1,304,923)	56,305	102,444	71,697	21,511	(614,759)	(274,916)	303,097	(336,866)	(708,304)
Payments for redemptions	(5,909,120)	(2,529,318)	(3,267,401)	(11,981,091)	(2,403,855)	(12,974,963)	(3,375,829)	(1,180,338)	(5,038,444)	(3,582,288)
Contract maintenance fees	(28,722)	(16,152)	(16,525)	(80,582)	(20,299)	(93,881)	(17,934)	(4,272)	(37,947)	(38,978)

Net increase (decrease) in net assets resulting from variable annuity contract transactions	(6,926,490)	(2,312,005)	(2,855,239)	(11,021,140)	(2,332,673)	(12,697,173)	(3,517,088)	(490,973)	(4,958,524)	(4,149,363)

Total increase (decrease) in net assets	(9,605,407)	(2,513,021)	(2,979,391)	(12,421,273)	(1,751,543)	(6,233,524)	(4,858,624)	(523,924)	(6,323,324)	(3,514,552)

NET ASSETS

Beginning of period	35,134,250	19,807,423	22,705,943	99,156,264	21,785,636	106,870,637	21,810,832	4,183,841	44,555,601	35,732,370

End of period	$25,528,843	$17,294,402	$19,726,552	$86,734,991	$20,034,093	$100,637,113	$16,952,208	$3,659,917	$38,232,277	$32,217,818

The accompanying notes are an integral part of these financial statements

FSA-6

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(1) Organization

The United Investors Annuity Variable Account (the “Separate Account”) was established on December 8, 1981, and modified on January 5, 1987, as a segregated account of United Investors Life Insurance Company (“UILIC”) in connection with the issuance of annuity contracts (the “contracts”) by the United Investors Annuity Variable Account. Prior to December 31, 2010, UILIC was a wholly owned subsidiary of Torchmark Corporation. On December 31, 2010, Protective Life Insurance Company (“PLICO”), a wholly owned subsidiary of Protective Life Corporation (“PL”), purchased all of the outstanding stock of UILIC.  Effective July 1, 2012, UILIC merged with and into its direct parent, PLICO.  As a result of this merger, PLICO remained as the surviving legal entity.  Variable annuity contracts of UILIC are contracts of PLICO.  PLICO services and maintains those contracts in accordance with their terms.  The merger encompassed both the general and separate account balances.  On February 1, 2015, PL and its subsidiaries became wholly owned subsidiaries of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan

New contracts are no longer being sold but holders of existing contracts may make additional deposits. The investment options available under the contracts have been registered as a unit investment trust under the Investment Company Act of 1940.  The Separate Account follows the accounting and reporting guidance in ASC Topic 946, “Financial Services — Investment Companies”.

The Separate Account is divided into ten subaccounts. Each subaccount invests exclusively in shares of a single mutual fund.  During the years ended December 31, 2016 and 2015, assets were invested in all ten of the subaccounts.

Ivy VIP Asset Strategy (a)	Ivy VIP Government Money Market (a)
Ivy VIP Balanced (a)	Ivy VIP Growth (a)
Ivy VIP Bond (a)	Ivy VIP High Income (a)
Ivy VIP Core Equity (a)	Ivy VIP Science and Technology (a)
Ivy VIP Global Growth (a)	Ivy VIP Small Cap Growth (a)

(a) Subaccount name changed. See below.

Old Subaccount Name	New Subaccount Name
Ivy Funds VIP Asset Strategy	Ivy VIP Asset Strategy
Ivy Funds VIP Balanced	Ivy VIP Balanced
Ivy Funds VIP Bond	Ivy VIP Bond
Ivy Funds VIP Core Equity	Ivy VIP Core Equity
Ivy Funds VIP Global Growth	Ivy VIP Global Growth
Ivy Funds VIP Growth	Ivy VIP Growth
Ivy Funds VIP High Income	Ivy VIP High Income
Ivy Funds VIP Money Market	Ivy VIP Government Money Market
Ivy Funds VIP Science and Technology	Ivy VIP Science and Technology
Ivy Funds VIP Small Cap Growth	Ivy VIP Small Cap Growth

Gross premiums from the contracts are allocated to the subaccounts in accordance with contract owner instructions and are recorded as contract owners’ transactions in the statement of changes in net assets.  Such amounts are used to provide account funds to pay contract values under the contracts.  Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from Protective Life’s other assets and liabilities.

Contract owners may allocate some or all of the applicable gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of PLICO’s General Account.  The assets of PLICO’s General Account support its insurance and annuity obligations and are subject to PLICO’s general liabilities from business operations.  The Guaranteed Account’s balance as of December 31, 2016 was approximately $41.0 million.

FSA-7

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(2) Significant Accounting Policies

Investment Valuation

Investments are made and measured in shares and are valued at the net asset values of the respective fund portfolios (“Funds”), whose investments are stated at fair value.  The net assets of each subaccount of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds.  Transactions with the Funds are recorded on the trade date

Net Realized Gains and Losses

Net realized gains and losses on investments include gains and losses on redemptions of the Funds’ shares determined for each product using a weighted average cost basis and capital gain distributions from the Funds.

Dividend Income and Capital Gain Distributions

Dividend income and capital gain distributions are recorded on the ex-dividend date and are reinvested in additional shares of the portfolio. Ordinary dividend and capital gain distributions are from net investment income and net realized gains, respectively, as recorded in the financial statements of the underlying investment company.

Accumulation Unit Value

The Accumulation Unit Value for each class of Accumulation Units in a subaccount at the end of every Valuation Date is the Accumulation Unit value for that class at the end of the previous Valuation Date times the net investment factor as defined in the underling product prospectus.

Net Transfers (to) from Affiliate or Subaccounts

Net transfers (to) from affiliate or subaccounts include transfers of all or part of the contract owner’s interest to or from another subaccount or to the general account of PLICO.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities, as well as the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from the estimates reported in the accompanying financial statements.

Federal income taxes

The results of the operations of the Separate Account are included in the federal income tax return of PL. Under the provisions of the contracts, PLICO has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been made against the Separate Account for such tax during the year ended December 31, 2016. Management will periodically review the application of this policy in the event of changes in tax law. Accordingly, a change may be made in future years to consider charges for any federal income taxes that would be attributable to the contracts.

Annuity Payouts

Net assets allocated to contracts in the annuity payout (period) are computed according to the 1971 Individual Annuity Mortality Table. The assumed investment return is 4.0% per year (3.5% where state law requires it) unless the annuitant elects otherwise. The mortality risk is fully borne by PLICO and may result in additional amounts being transferred into the Separate Account by PLICO to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to PLICO for the calculated or excess differential.

Risks and Uncertainties

The Separate Account provides for various subaccount investment options in any combination of mutual funds, each of which bears exposure to the market, credit, and liquidity risks of the underlying portfolio in which it invests.  Due to the level of risk associated with certain investments and the level of uncertainty related to changes in the value of investments, it is at least reasonably possible that changes in risks in the near term could materially affect investment balances, the amounts reported in the statement of assets and liabilities and the amounts reported in the statement of changes in net assets.  Accordingly, these financial statements should be read in conjunction with the financial statements and footnotes of the underlying mutual funds identified in Note 1.

FSA-8

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(3) Fair Value of Financial Instruments

The Separate Account determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosure Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

The Separate Account has categorized its financial instruments based on the priority of the inputs to the valuation technique, into the three level hierarchy as outlined within the applicable guidance.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.  As there are no level 2 or level 3 assets in any period presented, disclosure of transfers between levels and disclosure of a reconciliation of level 3 assets is not required.  In addition, there are no other financial assets or non-financial assets valued on a non-recurring basis.

Financial assets recorded at fair value in the statement of assets and liabilities are categorized as follows:

•                  Level 1:  Unadjusted quoted prices for identical assets or liabilities in an active market.

•                  Level 2:  Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.  Level 2 inputs include the following:

a)             Quoted prices for similar assets in active markets

b)             Quoted prices for identical or similar assets in non-active markets

c)              Inputs other than quoted market prices that are observable

d)             Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                  Level 3:  Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities under the FASB guidance referenced in the Fair Value Measurements and Disclosures Topic reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Separate Account determines the fair values of certain financial assets based on quoted market prices. All of the investments in the subaccounts of the Separate Account are classified as Level 1 in the fair value hierarchy for all financial statement periods presented herein and consist of open-ended mutual funds. Participants may, without restriction, transact at the daily net asset value (“NAV”) of the mutual funds. The NAV represents the daily per share value based on the fair value of the underlying portfolio of investments of the respective mutual funds.

FSA-9

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(4) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, including distributions received and reinvested, for the year ended December 31, 2016 are as follows:

	Purchases	Sales
Ivy VIP Asset Strategy	$252,633	$4,368,383
Ivy VIP Balanced	3,456,484	2,236,655
Ivy VIP Bond	1,254,631	2,716,962
Ivy VIP Core Equity	10,672,530	11,200,497
Ivy VIP Global Growth	932,271	2,795,099
Ivy VIP Government Money Market	4,111,007	3,364,201
Ivy VIP Growth	10,463,941	11,086,293
Ivy VIP High Income	1,667,518	3,078,894
Ivy VIP Science and Technology	1,726,958	4,203,218
Ivy VIP Small Cap Growth	3,292,913	4,172,479

(5) Expenses and Related Party Transactions

PLICO assumes mortality risks associated with the annuity contracts, as benefits paid to the contract owner or beneficiary may exceed contract value.  PLICO also incurs all expenses involving administration and maintenance of the contracts, which may exceed charges assessed. In return, PLICO assesses a daily charge through a reduction in unit value based on assets for mortality and expense risk which amounts to an aggregate of 0.90% per annum.  Additionally, PLICO assesses against each contract participating in the Separate Account a records maintenance charge of 0.85% through a redemption of units on each of the first 10 contract anniversaries following the receipt of a premium deposit, In addition to the annual contract charge, PLICO deducts an administrative fee of $50.00 on each contract anniversary through a redemption of units to compensate PLICO for expenses in administering the United Investors Annuity Variable Account and the contract.

Proceeds payable on the redemption of units and early annuitizations are reduced by the amount of any applicable contingent deferred sales charge due to PLICO.  The percentage charged (0.00% to 8.00%) is assessed through the redemption of units and is based upon the number of full years which have elapsed between the date the contract was purchased and the surrender date.  A transaction charge of $20.00 will be charged through a reduction in units if more than four withdrawals occur during a contract year.

FSA-10

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(6) Changes in Units Outstanding

The changes in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

	2016			2015
Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)	Units Issued	Units Redeemed	Net Increase (Decrease)
Ivy VIP Asset Strategy	9,324	816,392	(807,068)	30,610	1,261,845	(1,231,235)
Ivy VIP Balanced	177,455	490,188	(312,733)	155,352	708,096	(552,744)
Ivy VIP Bond	171,719	598,702	(426,983)	202,287	895,399	(693,112)
Ivy VIP Core Equity	59,547	1,450,910	(1,391,363)	104,513	1,606,946	(1,502,433)
Ivy VIP Global Growth	65,795	734,295	(668,500)	69,715	709,727	(640,012)
Ivy VIP Government Money Market	1,785,644	1,381,742	403,902	725,911	978,567	(252,656)
Ivy VIP Growth	35,777	753,816	(718,039)	29,187	948,551	(919,364)
Ivy VIP High Income	45,320	446,754	(401,434)	39,279	594,918	(555,639)
Ivy VIP Science and Technology	34,731	413,346	(378,615)	48,669	512,651	(463,982)
Ivy VIP Small Cap Growth	14,304	601,859	(587,555)	14,692	603,208	(588,516)

FSA-11

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights

Variable annuity products with various features are funded by the Separate Account.  The products have unique combinations of features and fees that are charged against the contract holder’s account.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The following tables were developed by determining which product fee structures funded by the Separate Account have the highest and lowest expense ratios in effect during the applicable periods.  The summaries may not reflect or directly equate to the minimum or maximum contract charges offered by PLICO as contract holders may not have selected all available and applicable contract options.

A summary of the units outstanding, unit fair values, net assets for variable annuity contracts, net investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2016, were as follows:

	At December 31				For the year ended December 31
	Units	Unit Fair Value		Net Assets	Investment Income	Expense Ratio (b)		Total Return (c)
	(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Ivy Funds VIP Asset Strategy: (d)
2016	4,111	$5.012	$5.012	$20,607	0.57%	0.90%	0.90%	-3.43%	-3.43%
2015	4,918	5.190	5.190	25,529	0.99%	0.90%	0.90%	-9.16%	-9.16%
2014	6,149	5.714	5.714	35,134	0.51%	0.90%	0.90%	-6.11%	-6.11%
2013	7,183	6.086	6.086	43,714	1.28%	0.90%	0.90%	24.02%	24.02%
2012	8,354	4.907	4.907	40,995	1.18%	0.90%	0.90%	18.11%	18.11%
Ivy Funds VIP Balanced: (d)
2016	3,906	4.145	4.145	16,192	2.75%	0.90%	0.90%	1.12%	1.12%
2015	4,220	4.099	4.099	17,294	1.18%	0.90%	0.90%	-1.21%	-1.21%
2014	4,773	4.150	4.150	19,807	1.91%	0.90%	0.90%	6.62%	6.62%
2013	5,189	3.892	3.892	20,195	2.14%	0.90%	0.90%	22.59%	22.59%
2012	5,849	3.175	3.175	18,571	1.57%	0.90%	0.90%	10.75%	10.75%
Ivy Funds VIP Bond: (d)
2016	4,421	4.195	4.195	18,548	2.47%	0.90%	0.90%	3.11%	3.11%
2015	4,849	4.069	4.069	19,727	2.87%	0.90%	0.90%	-0.69%	-0.69%
2014	5,542	4.097	4.097	22,706	3.76%	0.90%	0.90%	3.41%	3.41%
2013	6,049	3.962	3.962	23,969	3.52%	0.90%	0.90%	-2.96%	-2.96%
2012	6,840	4.083	4.083	27,930	3.20%	0.90%	0.90%	4.83%	4.83%
Ivy Funds VIP Core Equity: (d)
2016	10,620	7.424	7.424	78,847	2.03%	0.90%	0.90%	2.82%	2.82%
2015	12,012	7.221	7.221	86,735	2.57%	0.90%	0.90%	-1.58%	-1.58%
2014	13,514	7.337	7.337	99,156	3.08%	0.90%	0.90%	8.70%	8.70%
2013	15,434	6.750	6.750	104,176	1.12%	0.90%	0.90%	32.32%	32.32%
2012	18,044	5.101	5.101	92,044	0.62%	0.90%	0.90%	17.54%	17.54%
Ivy Funds VIP Global Growth: (d)
2016	4,927	3.441	3.441	16,952	0.34%	0.90%	0.90%	-3.90%	-3.90%
2015	5,595	3.580	3.580	20,034	0.43%	0.90%	0.90%	2.47%	2.47%
2014	6,235	3.494	3.494	21,786	2.17%	0.90%	0.90%	0.05%	0.05%
2013	7,050	3.492	3.492	24,620	0.88%	0.90%	0.90%	18.16%	18.16%
2012	8,140	2.955	2.955	24,054	2.03%	0.90%	0.90%	17.00%	17.00%

FSA-12

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT

OF PROTECTIVE LIFE INSURANCE COMPANY

Notes to Financial Statements

(7) Unit Values and Financial Highlights, continued

	At December 31				For the year ended December 31
	Units	Unit Fair Value		Net Assets	Investment Income	Expense Ratio (b)		Total Return (c)
	(000s)	Lowest	Highest	(000s)	Ratio (a)	Lowest	Highest	Lowest	Highest
Ivy Funds VIP Government Money Market: (d) (e)
2016	2,296	$1.919	$1.919	$4,407	0.15%	0.90%	0.90%	-0.76%	-0.76%
2015	1,891	1.934	1.934	3,660	0.02%	0.90%	0.90%	-0.87%	-0.87%
2014	2,144	1.951	1.951	4,184	0.02%	0.90%	0.90%	-0.87%	-0.87%
2013	2,203	1.968	1.968	4,337	0.02%	0.90%	0.90%	-0.87%	-0.87%
2012	2,418	1.985	1.985	4,801	0.02%	0.90%	0.90%	-0.88%	-0.88%
Ivy Funds VIP Growth: (d)
2016	6,466	14.054	14.054	90,872	0.60%	0.90%	0.90%	0.32%	0.32%
2015	7,184	14.009	14.009	100,637	0.73%	0.90%	0.90%	6.21%	6.21%
2014	8,103	13.189	13.189	106,871	1.92%	0.90%	0.90%	10.81%	10.81%
2013	9,263	11.902	11.902	110,247	0.42%	0.90%	0.90%	35.24%	35.24%
2012	10,874	8.800	8.800	95,697	0.07%	0.90%	0.90%	11.74%	11.74%
Ivy Funds VIP High Income: (d)
2016	2,499	6.730	6.730	16,819	7.36%	0.90%	0.90%	15.15%	15.15%
2015	2,902	5.844	5.844	16,952	6.69%	0.90%	0.90%	-7.34%	-7.34%
2014	3,458	6.307	6.307	21,811	4.93%	0.90%	0.90%	1.00%	1.00%
2013	3,845	6.245	6.245	24,011	4.88%	0.90%	0.90%	9.51%	9.51%
2012	4,314	5.702	5.702	24,600	6.48%	0.90%	0.90%	17.58%	17.58%
Ivy Funds VIP Science and Technology: (d)
2016	3,434	10.092	10.092	34,656	N/A	0.90%	0.90%	0.64%	0.64%
2015	3,813	10.028	10.028	38,232	N/A	0.90%	0.90%	-3.75%	-3.75%
2014	4,277	10.418	10.418	44,556	N/A	0.90%	0.90%	1.99%	1.99%
2013	4,964	10.215	10.215	50,708	N/A	0.90%	0.90%	54.99%	54.99%
2012	5,991	6.590	6.590	39,484	N/A	0.90%	0.90%	26.69%	26.69%
Ivy Funds VIP Small Cap Growth: (d)
2016	4,318	6.699	6.699	28,926	N/A	0.90%	0.90%	2.00%	2.00%
2015	4,904	6.568	6.568	32,218	N/A	0.90%	0.90%	0.97%	0.97%
2014	5,493	6.504	6.504	35,732	3.25%	0.90%	0.90%	0.69%	0.69%
2013	6,286	6.460	6.460	40,607	N/A	0.90%	0.90%	42.08%	42.08%
2012	7,440	4.547	4.547	33,826	N/A	0.90%	0.90%	4.22%	4.22%

(a)         This ratio represents dividends recorded by the division from the underlying mutual fund divided by the average net assets.  This ratio excludes the Expense Ratio.  N/A is noted if the fund did not pay any dividends.

(b)         This ratio represents the annualized contract expenses of the separate account, resulting in a direct reduction of unit values, consisting primarily of mortality and expense charges.  Charges that require redemption of contract owner units are excluded.

(c)          Total return is calculated using the beginning and ending unit value (before rounding for this presentation), which reflects the changes in the underlying fund values and reductions related to the Expense Ratio, for the period indicated.

(d)         Effective September 30, 2016, Ivy Funds VIP rebranded as Ivy VIP.

(e)          Effective October 1, 2016, name changed from Ivy VIP Money Market.

(8) Subsequent Events

The Separate Account has evaluated the effects of events subsequent to December 31, 2016, and through the financial statement issuance date.  All accounting and disclosure requirements related to subsequent events are included in our financial statements.

FSA-13

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the consolidated balance sheets as of December 31, 2016 and 2015 and the related consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the year ended December 31, 2016 and for the period February 1, 2015 to December 31, 2015 present fairly, in all material respects, the financial position of Protective Life Insurance Company and its subsidiaries (the “Company” or “Successor Company”) at December 31, 2016 and 2015, and the results of their operations and their cash flows for the year ended December 31, 2016 and the period February 1, 2015 to December 31, 2015 in conformity with accounting principles generally accepted in the United States of America.  In addition, in our opinion the financial statement schedules listed in the accompanying index as of December 31, 2016 and 2015 and for the year ended December 31, 2016 and the period from February 1, 2015 to December 31, 2015 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements.   The Company’s management is responsible for these financial statements and financial statement schedules. Our responsibility is to express opinions on these financial statements and financial statement schedules based on our audits. We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits provides a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company’s parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply “pushdown” accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 20, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareowner of

Protective Life Insurance Company

In our opinion, the accompanying consolidated statements of income, comprehensive income (loss), shareowner’s equity and cash flows for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 present fairly, in all material respects, the results of operations and of cash flows of Protective Life Insurance Company and its subsidiaries (the “Company” or “Predecessor Company”) for such respective periods in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules for the period from January 1, 2015 to January 31, 2015 and for the year ended December 31, 2014 listed in the  accompanying index present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Notes 1 and 4 to the consolidated financial statements, Protective Life Corporation (the Company’s parent company) was acquired on February 1, 2015 by The Dai-ichi Life Insurance Company, Limited. The Company elected to apply the “pushdown” basis of accounting as of the acquisition date.

/s/ PricewaterhouseCoopers LLP

Birmingham, Alabama

March 18, 2016

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Premiums and policy fees	$3,389,419	$2,992,822	$260,582	$3,283,069
Reinsurance ceded	(1,330,723)	(1,174,871)	(91,632)	(1,395,743)
Net of reinsurance ceded	2,058,696	1,817,951	168,950	1,887,326
Net investment income	1,823,463	1,532,796	164,605	2,098,013
Realized investment gains (losses):
Derivative financial instruments	49,790	58,436	22,031	(13,492)
All other investments	90,630	(166,935)	81,153	205,302
Other-than-temporary impairment losses	(32,075)	(28,659)	(636)	(2,589)
Portion recognized in other comprehensive income (before taxes)	14,327	1,666	155	(4,686)
Net impairment losses recognized in earnings	(17,748)	(26,993)	(481)	(7,275)
Other income	288,878	271,787	23,388	294,333
Total revenues	4,293,709	3,487,042	459,646	4,464,207
Benefits and expenses
Benefits and settlement expenses, net of reinsurance ceded: (Successor 2016 - $1,176,609; 2015 - $1,022,638); (Predecessor 2015 - $87,830; 2014 - $1,223,804)	2,876,726	2,535,388	266,575	2,786,463
Amortization of deferred policy acquisition costs and value of business acquired	150,298	95,064	4,817	308,320
Other operating expenses, net of reinsurance ceded: (Successor 2016 - $210,270; 2015 - $196,383); (Predecessor 2015 - $17,700; 2014 - $199,824)	744,004	602,402	55,407	630,635
Total benefits and expenses	3,771,028	3,232,854	326,799	3,725,418
Income before income tax	522,681	254,188	132,847	738,789
Income tax (benefit) expense
Current	(38,663)	46,722	(47,384)	181,763
Deferred	208,736	27,769	91,709	65,075
Total income tax expense	170,073	74,491	44,325	246,838
Net income	$352,608	$179,697	$88,522	$491,951

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Net income	$352,608	$179,697	$88,522	$491,951
Other comprehensive income (loss):
Change in net unrealized gains (losses) on investments, net of income tax: (Successor 2016 - $326,765; 2015 - $(680,274)); (Predecessor 2015 - $259,616; 2014 - $529,838)	606,848	(1,263,367)	482,143	983,985
Reclassification adjustment for investment amounts included in net income, net of income tax: (Successor 2016 - $(5,085); 2015 - $9,352); (Predecessor 2015 - $(2,244); 2014 - $(23,903))	(9,442)	17,369	(4,166)	(44,391)
Change in net unrealized gains (losses) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2016 - $(3,652); 2015 - $(212)); (Predecessor 2015 - $(131); 2014 - $1,883)	(6,782)	(393)	(243)	3,498
Change in accumulated (loss) gain - derivatives, net of income tax: (Successor 2016 - $370; 2015 - $(45)); (Predecessor 2015 - $5; 2014 - $(1))	688	(86)	9	(2)
Reclassification adjustment for derivative amounts included in net income, net of income tax: (Successor 2016 - $21; 2015 - $45); (Predecessor 2015 - $13; 2014 - $622)	39	86	23	1,155
Total other comprehensive income (loss)	591,351	(1,246,391)	477,766	944,245
Total comprehensive income (loss)	$943,959	$(1,066,694)	$566,288	$1,436,196

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Assets
Fixed maturities, at fair value (amortized cost: Successor 2016 - $39,645,111; 2015 - $38,389,859)	$37,996,577	$35,507,098
Fixed maturities, at amortized cost (fair value: Successor 2016 - $2,733,340; 2015 - $515,000)	2,770,177	593,314
Equity securities, at fair value (cost: Successor 2016 - $729,951; 2015 - $693,147)	716,017	699,925
Mortgage loans (related to securitizations: Successor 2016 - $277,964; 2015 - $359,181)	6,132,125	5,662,812
Investment real estate, net of accumulated depreciation (Successor 2016 - $252; 2015 - $133)	8,060	11,118
Policy loans	1,650,240	1,699,508
Other long-term investments	856,410	594,036
Short-term investments	315,834	263,837
Total investments	50,445,440	45,031,648
Cash	214,439	212,358
Accrued investment income	480,689	472,694
Accounts and premiums receivable	132,826	54,054
Reinsurance receivables	5,070,185	5,307,556
Deferred policy acquisition costs and value of business acquired	2,024,524	1,562,373
Goodwill	793,470	732,443
Other intangibles, net of accumulated depreciation (Successor 2016 - $79,183; 2015 - $37,869)	687,348	645,131
Property and equipment, net of accumulated depreciation (Successor 2016 - $16,573; 2015 - $7,908)	103,706	101,600
Other assets	275,965	255,283
Income tax receivable	96,363	—
Assets related to separate accounts
Variable annuity	13,244,252	12,829,188
Variable universal life	895,925	827,610
Total assets	$74,465,132	$68,031,938

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(continued)

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Liabilities
Future policy benefits and claims	$30,510,242	$29,703,190
Unearned premiums	761,937	651,205
Total policy liabilities and accruals	31,272,179	30,354,395
Stable value product account balances	3,501,636	2,131,822
Annuity account balances	10,642,115	10,719,862
Other policyholders’ funds	1,165,749	1,069,572
Other liabilities	1,436,091	1,230,500
Income tax payable	—	76,584
Deferred income taxes	1,790,961	1,215,180
Non-recourse funding obligations	2,973,829	1,951,563
Repurchase program borrowings	802,721	438,185
Liabilities related to separate accounts
Variable annuity	13,244,252	12,829,188
Variable universal life	895,925	827,610
Total liabilities	67,725,458	62,844,461
Commitments and contingencies - Note 16
Shareowner’s equity
Preferred Stock; $1 par value, shares authorized: 2,000; Liquidation preference: $2,000	2	2
Common Stock, $1 par value, shares authorized and issued: 2016 and 2015 - 5,000,000	5,000	5,000
Additional paid-in-capital	7,422,407	6,274,169
Retained earnings (deficit)	(32,695)	154,697
Accumulated other comprehensive income (loss):
Net unrealized gains (losses) on investments, net of income tax: (Successor 2016 - $(349,242); 2015 - $(670,922))	(648,592)	(1,245,998)
Net unrealized (losses) gains relating to other-than-temporary impaired investments for which a portion has been recognized in earnings, net of income tax: (Successor 2016 - $(3,864); 2015 - $(212))	(7,175)	(393)
Accumulated gain (loss) - derivatives, net of income tax: (Successor 2016 - $391; 2015 - $0)	727	—
Total shareowner’s equity	6,739,674	5,187,477
Total liabilities and shareowner’s equity	$74,465,132	$68,031,938

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREOWNER’S EQUITY

	Preferred Stock	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s Equity
	(Dollars In Thousands)
Predecessor Company
Balance, December 31, 2013	$2	$5,000	$1,433,258	$2,713,200	$538,966	$4,690,426
Net income for 2014				491,951		491,951
Other comprehensive income					944,245	944,245
Comprehensive income for 2014						1,436,196
Capital contributions			4,529			4,529
Dividends paid to the parent company				(300,000)		(300,000)
Balance, December 31, 2014	$2	$5,000	$1,437,787	$2,905,151	$1,483,211	$5,831,151
Net income for the period of January 1, 2015 to January 31, 2015				88,522		88,522
Other comprehensive income					477,766	477,766
Comprehensive income for the period of January 1, 2015 to January 31, 2015						566,288
Balance, January 31, 2015	$2	$5,000	$1,437,787	$2,993,673	$1,960,977	$6,397,439

	Preferred Stock	Common Stock	Additional Paid-In- Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total Shareowner’s equity
	(Dollars In Thousands)
Successor Company
Balance, February 1, 2015	$2	$5,000	$6,504,211	$—	$—	$6,509,213
Net income for the period of February 1, 2015 to December 31, 2015				179,697		179,697
Other comprehensive loss					(1,246,391)	(1,246,391)
Comprehensive loss for the period of February 1, 2015 to December 31, 2015						(1,066,694)
Dividends paid to the parent company				(25,000)		(25,000)
Return of capital			(230,042)			(230,042)
Balance, December 31, 2015	$2	$5,000	$6,274,169	$154,697	$(1,246,391)	$5,187,477
Net income for 2016				352,608		352,608
Other comprehensive income					591,351	591,351
Comprehensive income for 2016						943,959
Dividends paid to the parent company				(540,000)		(540,000)
Capital contributions			1,148,238			1,148,238
Balance, December 31, 2016	$2	$5,000	$7,422,407	$(32,695)	$(655,040)	$6,739,674

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash flows from operating activities
Net income	$352,608	$179,697	$88,522	$491,951
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment losses (gains)	(122,672)	135,492	(102,703)	(184,535)
Amortization of deferred policy acquisition costs and value of business acquired	150,298	95,064	4,817	308,320
Capitalization of deferred policy acquisition costs	(330,302)	(300,190)	(22,799)	(293,612)
Depreciation and amortization expense	36,942	45,829	796	7,401
Deferred income tax	208,736	27,769	91,709	65,075
Accrued income tax	(168,786)	126,701	(48,469)	10,751
Interest credited to universal life and investment products	699,227	682,836	79,088	824,418
Policy fees assessed on universal life and investment products	(1,262,166)	(1,056,092)	(90,288)	(1,038,180)
Change in reinsurance receivables	246,768	231,081	(98,148)	100,348
Change in accrued investment income and other receivables	(58,493)	25,259	(1,285)	14,332
Change in policy liabilities and other policyholders’ funds of traditional life and health products	(222,438)	(176,920)	176,119	92,823
Trading securities:
Maturities and principal reductions of investments	154,633	114,501	17,946	114,793
Sale of investments	459,802	135,465	26,422	353,250
Cost of investments acquired	(532,429)	(220,094)	(27,289)	(320,928)
Other net change in trading securities	22,427	73,376	(26,901)	(69,641)
Amortization of premiums and accretion of discounts on investments and mortgage loans	374,726	373,362	3,420	52,770
Change in other liabilities	182,973	6,336	211,031	197,442
Other income - gains on repurchase of non-recourse funding obligations	—	—	—	(7,393)
Other, net	(18,093)	(46,128)	(133,928)	(75,731)
Net cash provided by operating activities	173,761	453,344	148,060	643,654

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash flows from investing activities
Maturities and principal reductions of investments, available-for-sale	1,299,324	1,052,198	59,028	1,198,690
Sale of investments, available-for-sale	1,952,696	1,334,251	200,716	2,273,909
Cost of investments acquired, available-for-sale	(4,858,159)	(3,496,997)	(150,030)	(3,602,600)
Change in investments, held-to-maturity	(2,181,000)	(65,000)	—	(70,000)
Mortgage loans:
New lendings	(1,396,283)	(1,466,020)	(100,530)	(925,910)
Repayments	863,873	1,306,034	45,741	1,285,489
Change in investment real estate, net	2,851	(3,662)	7	13,032
Change in policy loans, net	49,268	52,364	6,365	57,507
Change in other long-term investments, net	(251,987)	(73,948)	(25,372)	(87,522)
Change in short-term investments, net	(61,094)	(11,271)	(39,312)	(71,015)
Net unsettled security transactions	28,853	(64,615)	37,510	30,212
Purchase of property and equipment	(2,863)	(6,823)	(648)	(8,088)
Cash received from or paid for acquisitions, net of cash acquired	320,967	—	—	(906)
Net cash (used in) provided by investing activities	(4,233,554)	(1,443,489)	33,475	92,798
Cash flows from financing activities
Issuance (repayment) of non-recourse funding obligations	2,169,700	65,000	—	32,348
Repurchase program borrowings	359,536	388,185	—	(300,000)
Capital contributions from PLC	—	—	—	4,529
Dividends/Return of capital to the parent company	(540,000)	(255,042)	—	(300,000)
Investment product deposits and change in universal life deposits	4,393,596	3,064,373	169,233	2,576,727
Investment product withdrawals	(2,320,958)	(2,438,916)	(240,147)	(2,827,305)
Other financing activities, net	—	—	(4)	(44)
Net cash provided by (used in) financing activities	4,061,874	823,600	(70,918)	(813,745)
Change in cash	2,081	(166,545)	110,617	(77,293)
Cash at beginning of period	212,358	378,903	268,286	345,579
Cash at end of period	$214,439	$212,358	$378,903	$268,286

See Notes to Consolidated Financial Statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.             BASIS OF PRESENTATION

Basis of Presentation

Protective Life Insurance Company (the “Company”), a stock life insurance company, was founded in 1907. The Company is a wholly owned subsidiary of Protective Life Corporation (“PLC”), an insurance holding company. On February 1, 2015, PLC became a wholly owned subsidiary of The Dai-ichi Life Insurance Company, Limited, a kabushiki kaisha organized under the laws of Japan (now known as Dai-ichi Life Holdings, Inc., “Dai-ichi Life”), when DL Investment (Delaware), Inc. a wholly owned subsidiary of Dai-ichi Life, merged with and into PLC (the “Merger”). Prior to February 1, 2015, and for the periods reported as “predecessor,” PLC’s stock was publicly traded on the New York Stock Exchange. Subsequent to the Merger date, PLC and the Company remain as SEC registrants within the United States. The Company markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. The Company also maintains a separate segment devoted to the acquisition of insurance policies from other companies. PLC is a holding company with subsidiaries that provide financial services through the production, distribution, and administration of insurance and investment products.

In conjunction with the Merger, the Company elected to apply “pushdown” accounting by applying the guidance allowed by ASC Topic 805, Business Combinations, including the initial recognition of most of the Company’s assets and liabilities at fair value as of the acquisition date, and similarly recognizing goodwill calculated based on the terms of the transaction and the fair value of the new basis of net assets of the Company. The new basis of accounting will be the basis of the accounting records for assets and liabilities held at the acquisition date in the preparation of future financial statements and related disclosures after the Merger date.

These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities (see also Note 24, Statutory Reporting Practices and Other Regulatory Matters).

The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

Entities Included

The consolidated financial statements include the accounts of Protective Life Insurance Company and its affiliate companies in which the Company holds a majority voting or economic interest. Intercompany balances and transactions have been eliminated.

2.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The most significant estimates include those used in determining deferred policy acquisition costs (“DAC”) and related amortization periods, goodwill recoverability, value of business acquired (“VOBA”), investment and certain derivatives fair values, other-than-temporary impairments, future policy benefits, pension and other postretirement benefits, provisions for income taxes, reserves for contingent liabilities, reinsurance risk transfer assessments, and reserves for losses in connection with unresolved legal matters.

Significant Accounting Policies

Valuation of Investment Securities

The Company determines the appropriate classification of investment securities at the time of purchase and periodically re-evaluates such designations. Investment securities are classified as either trading, available-for-sale, or held-to-maturity securities. Investment securities classified as trading are recorded at fair value with changes in fair value recorded in realized gains (losses). Investment securities purchased for long term investment purposes are classified as available-for-sale and are recorded at fair value with changes in unrealized gains and losses, net of taxes, reported as a component of other comprehensive income (loss). Investment securities are classified as held-to-maturity when the Company has the intent and ability to hold the securities to maturity and are reported at amortized cost. Interest income on available-for-sale and held-to-maturity securities includes the amortization of premiums and accretion of discounts and are recorded in investment income.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which the Company purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party service or an independent broker quotation. Included in the pricing of other asset-backed securities, collateralized mortgage obligations (“CMOs”), and mortgage-backed securities (“MBS”) are estimates of the rate of future prepayments of principal and underlying collateral support over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and rates of prepayments previously experienced at the interest rate levels projected for the underlying collateral. The basis for the cost of securities sold was determined at the Committee on Uniform Securities Identification Procedures (“CUSIP”) level on a first in first out basis. The committee supplies a unique nine-character identification, called a CUSIP number, for each class of security approved for trading in the U.S., to facilitate clearing and settlement. These numbers are used when any buy and sell orders are recorded.

Each quarter the Company reviews investments with unrealized losses and tests for other-than-temporary impairments. The Company analyzes various factors to determine if any specific other-than-temporary asset impairments exist. These include, but are not limited to: 1) actions taken by rating agencies, 2) default by the issuer, 3) the significance of the decline, 4) an assessment of the Company’s intent to sell the security (including a more likely than not assessment of whether the Company will be required to sell the security) before recovering the security’s amortized cost, 5) the duration of the decline, 6) an economic analysis of the issuer’s industry, and 7) the financial strength, liquidity, and recoverability of the issuer. Management performs a security by security review each quarter in evaluating the need for any other-than-temporary impairments. Although no set formula is used in this process, the investment performance, collateral position, and continued viability of the issuer are significant measures considered, and in some cases, an analysis regarding the Company’s expectations for recovery of the security’s entire amortized cost basis through the receipt of future cash flows is performed. Once a determination has been made that a specific other-than-temporary impairment exists, the security’s basis is adjusted and an other-than-temporary impairment is recognized. Equity securities that are other-than-temporarily impaired are written down to fair value with a realized loss recognized in earnings. Other-than-temporary impairments to debt securities that the Company does not intend to sell and does not expect to be required to sell before recovering the security’s amortized cost are written down to discounted expected future cash flows (“post impairment cost”) and credit losses are recorded in earnings. The difference between the securities’ discounted expected future cash flows and the fair value of the securities on the impairment date is recognized in other comprehensive income (loss) as a non-credit portion impairment. When calculating the post impairment cost for residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”), the Company considers all known market data related to cash flows to estimate future cash flows. When calculating the post impairment cost for corporate debt securities, the Company considers all contractual cash flows to estimate expected future cash flows. To calculate the post impairment cost, the expected future cash flows are discounted at the original purchase yield. Debt securities that the Company intends to sell or expects to be required to sell before recovery are written down to fair value with the change recognized in earnings.

Cash

Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. As a result of the Company’s cash management system, checks issued from a particular bank but not yet presented for payment may create negative book cash balances with the bank at certain reporting dates. Such negative balances are included in other liabilities and were $79.2 million as of December 31, 2016 (Successor Company) and $70.3 million as of December 31, 2015 (Successor Company), respectively. The Company has deposits with certain financial institutions which exceed federally insured limits. The Company has reviewed the creditworthiness of these financial institutions and believes there is minimal risk of a material loss.

Deferred Policy Acquisition Costs

The incremental direct costs associated with successfully acquired insurance policies, are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products. DAC are subject to recoverability testing at the end of each accounting period. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization.

The Company makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits, currently 1.0% to 7.3%) the Company expects to experience in future periods when determining the present value of estimated gross profits. These assumptions are best estimates and are periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with our universal life and investment products had been realized. Acquisition costs for stable value contracts are amortized over the term of the contracts using the effective yield method.

Value of Businesses Acquired

In conjunction with the Merger and the acquisition of insurance policies or investment contracts, a portion of the purchase price is allocated to the right to receive future gross profits from cash flows and earnings of associated insurance policies and investment contracts. This intangible asset, called VOBA, is based on the actuarially estimated present value of future cash flows from associated insurance policies and investment contracts acquired. The estimated present value of future cash flows used in the calculation of the VOBA is based on certain assumptions, including mortality, persistency, expenses, and interest rates that the Company expects to experience in future years. The Company amortizes VOBA in proportion to gross premiums for traditional life products, or estimated gross margins (“EGMs”) for participating traditional life products within the MONY Life Insurance Company (“MONY”) block. For interest sensitive products, the Company uses various amortization bases including expected gross profits (“EGPs”), revenues, or insurance in-force. VOBA is subject to annual recoverability testing.

Intangible Assets

Intangible assets with definite lives are amortized over the estimated useful life of the asset and reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Amortizable intangible assets primarily consist of distribution relationships, trade names, technology, and software. Intangible assets with indefinite lives, primarily insurance licenses, are not amortized, but are reviewed for impairment on an annual basis or whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. Software is amortized over a three year useful life.

Intangible assets recognized by the Company included the following (excluding goodwill):

	Successor Company
	As of December 31,		Estimated
	2016	2015	Useful Life
	(Dollars In Thousands)		(In Years)
Distribution relationships	$428,499	$385,319	14-22
Trade names	92,049	97,105	13-17
Technology	121,253	130,707	7-14
Other	13,547	—
Total intangible assets subject to amortization	655,348	613,131

Insurance licenses	32,000	32,000	Indefinite
Total intangible assets	$687,348	$645,131

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$52,120
2018	51,131
2019	47,850
2020	46,382
2021	46,232

Property and Equipment

In conjunction with the Merger, property and equipment was recorded at fair value as of the Merger date and will be depreciated from this basis in future periods based on the respective estimated useful lives. Real estate assets were recorded at appraised values as of the acquisition date. The Company has estimated the remaining useful life of the home office building to be 25 years. Land is not depreciated.

The Company depreciates its assets using the straight-line method over the estimated useful lives of the assets. The Company’s furniture is depreciated over a ten year useful life, office equipment and machines are depreciated over a five year useful life, and computers are depreciated over a three year useful life. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

Property and equipment consisted of the following:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Home office building	$67,279	$65,697
Data processing equipment	21,749	14,607
Other, principally furniture and equipment	6,331	4,284
	95,359	84,588
Land	24,920	24,920
Accumulated depreciation	(16,573)	(7,908)
Total property and equipment	$103,706	$101,600

Separate Accounts

The separate account assets represent funds for which the Company does not bear the investment risk. These assets are carried at fair value and are equal to the separate account liabilities, which represent the policyholder’s equity in those assets. The investment income and investment gains and losses on the separate account assets accrue directly to the policyholder. These amounts are reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements. Amounts assessed against policy account balances for the costs of insurance, policy administration, and other services are included in premiums and policy fees in the accompanying consolidated statements of income.

Stable Value Product Account Balances

The Stable Value Products segment sells fixed and floating rate funding agreements directly to qualified institutional investors. The segment also issues funding agreements to the Federal Home Loan Bank (“FHLB”), and markets guaranteed investment contracts (“GICs”) to 401(k) and other qualified retirement savings plans. GICs are contracts which specify a return on deposits for a specified period and often provide flexibility for withdrawals at book value in keeping with the benefits provided by the plan.

The Company records its stable value contract liabilities in the consolidated balance sheets in “stable value product account balances” at the deposit amount plus accrued interest, adjusted for any unamortized premium or discount. Interest on the contracts is accrued based upon contract terms. Any premium or discount is amortized using the effective yield method.

The segment’s products complement the Company’s overall asset/liability management in that the terms may be tailored to the needs of the Company as the seller of the contracts. Stable value product account balances include GICs and funding agreements the Company has issued. As of December 31, 2016 and 2015 (Successor Company), the Company had $1,872.5 million and $400.7 million, respectively, of stable value product account balances marketed through structured programs. Most GICs and funding agreements the Company has written have maturities of one to twelve years.

As of December 31, 2016 (Successor Company), future maturities of stable value products were as follows:

Year of Maturity	Amount
(Dollars In Millions)
2017	$631.8
2018 - 2019	1,646.6
2020 - 2021	1,071.8
Thereafter	140.4

Derivative Financial Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in the other comprehensive income (loss), depending upon whether the derivative instrument qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists. For cash flow hedges, the effective portion of their gain or loss is reported as a component of other comprehensive income (loss) and reclassified into earnings in the period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain on the hedged item attributable to the hedged risk are recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis. The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship in earnings. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”. For additional information, see Note 8, Derivative Financial Instruments.

Insurance Liabilities and Reserves

Establishing an adequate liability for the Company’s obligations to policyholders requires the use of certain assumptions. Estimating liabilities for future policy benefits on life and health insurance products requires the use of assumptions relative to future investment yields, mortality, morbidity, persistency, and other assumptions based on the Company’s historical experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Determining liabilities for the Company’s property and casualty insurance products also requires the use of assumptions, including the projected levels of used vehicle prices, the frequency and severity of claims, and the effectiveness of internal processes designed to reduce the level of claims. The Company’s results depend significantly upon the extent to which its actual claims experience is consistent with the assumptions the Company used in determining its reserves and pricing its products. The Company’s reserve assumptions and estimates require significant judgment and, therefore, are inherently uncertain. The Company cannot determine with precision the ultimate amounts that it will pay for actual claims or the timing of those payments.

Guaranteed Living Withdrawal Benefits

The Company also establishes reserves for guaranteed living withdrawal benefits (“GLWB”) on its variable annuity (“VA”) products. The GLWB is valued in accordance with FASB guidance under the ASC Derivatives and Hedging Topic which utilizes the valuation technique prescribed by the ASC Fair Value Measurements and Disclosures Topic, which requires the embedded derivative to be recorded at fair value using current implied volatilities for the equity indices. The fair value of the GLWB is impacted by equity market conditions and can result in the GLWB embedded derivative being in an overall net asset or net liability position. In times of favorable equity market conditions the likelihood and severity of claims is reduced and expected fee income increases. Since claims are generally expected later than fees, these favorable equity market conditions can result in the present value of fees being greater than the present value of claims, which results in a net GLWB embedded derivative asset. In times of unfavorable equity market conditions the likelihood and severity of claims is increased and expected fee income decreases and can result in the present value of claims exceeding the present value of fees resulting in a net GLWB embedded derivative liability. The methods used to estimate the embedded derivatives employ assumptions about mortality, lapses, policyholder behavior, equity market returns, interest rates, and market volatility. The Company assumes age-based mortality from the Ruark 2015 ALB table for company experience. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. In conjunction with the Merger, the Company updated the fair value of the GLWB reserves to reflect current assumptions as of February 1, 2015 (Successor Company). As a result of the application of ASC Topic 805, the Company reset the hedge premium rates utilized in the valuation for all policies to be equal to the present value of future claims with the reset hedge premium rates being capped at the actual charges to the policyholder. This update resulted in a decrease in the net liability of approximately $69.4 million on the Merger date. The Company reinsures certain risks associated with the GLWB to Shades Creek Captive Insurance (“Shades Creek”), a direct wholly owned insurance subsidiary of PLC. As of December 31, 2016 (Successor Company), the Company’s net GLWB liability held, including the impact of reinsurance, was $7.0 million.

Goodwill

The balance recognized as goodwill is not amortized, but is reviewed for impairment on an annual basis, or more frequently as events or circumstances may warrant, including those circumstances which would more likely than not reduce the fair value of the Company’s reporting units below its carrying amount. Accounting for goodwill requires an estimate of the future profitability of the associated lines of business within the Company’s operating segments to assess the recoverability of the capitalized acquisition goodwill. The Company’s material goodwill balances are attributable to certain of its operating segments (which are each considered to be reporting units). The Company evaluates the carrying value of goodwill at the segment (or reporting unit) level at least annually and between annual evaluations if events occur or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying amount. Such circumstances could include, but are not limited to: 1) a significant adverse change in legal factors or in business climate, 2) unanticipated competition, or 3) an adverse action or assessment by a regulator. When evaluating whether goodwill is impaired, the Company first determines through qualitative analysis whether relevant events and circumstances indicate that it is more likely than not that segment goodwill balances are impaired as of the testing date. If the qualitative analysis does not indicate that an impairment of segment goodwill is more likely than not then no other specific quantitative impairment testing is required.

If it is determined that it is more likely than not that impairment exists, the Company performs a quantitative assessment and compares its estimate of the fair value of the reporting unit to which the goodwill is assigned to the reporting unit’s carrying amount, including goodwill. The Company utilizes a fair value measurement (which includes a discounted cash flows analysis) to assess the carrying value of the reporting units in consideration of the recoverability of the goodwill balance assigned to each reporting unit as of the measurement date. The cash flows used to determine the fair value of the Company’s reporting units are dependent on a number of significant assumptions. The Company’s estimates, which consider a market participant view of fair value, are subject to change given the inherent uncertainty in predicting future results and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, capital limitations, new product introductions, and specific industry and market conditions.

Income Taxes

The Company and its subsidiaries are included in the consolidated federal income tax return of PLC, that includes both life insurance companies and non-life insurance companies. The Company has one life insurance subsidiary that is not eligible to be included in the consolidated federal income tax return and files a separate corporate tax return.

The Company uses the asset and liability method of accounting for income taxes. Generally, most items in pretax book income are also included in taxable income in the same year. However, some items are recognized for book purposes and for tax purposes in different years or are never recognized for either book or tax purposes. Those differences that will never be recognized for either book or tax purposes are permanent differences (e.g., the dividends-received deduction). As a result, the effective tax rate reflected in the financial statements may differ from the statutory rate reflected in the tax return. Those differences that are reported in different years for book and tax purposes are temporary and will reverse over time (e.g., the valuation of future policy benefits). These temporary differences are accounted for in the intervening periods as deferred tax assets and liabilities. Deferred tax assets generally represent revenue that is taxable before it is recognized in financial income and expenses that are deductible after they are recognized in financial income. Deferred tax liabilities generally represent revenues that are taxable after they are recognized in financial income or expenses or losses that are deductible before they are recognized in financial income.

The application of GAAP requires the Company to evaluate the recoverability of the Company’s deferred tax assets and establish a valuation allowance, if necessary, to reduce the Company’s deferred tax assets to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company may consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized.

GAAP prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on tax returns. The application of this guidance is a two-step process, the first step being recognition. The Company determines whether it is more likely than not, based on the technical merits, that the tax position will be sustained upon examination. If a tax position does not meet the more likely than not recognition threshold, the benefit of that position is not recognized in the financial statements. The second step is measurement. The Company measures the tax position as the largest amount of benefit that is greater than 50 percent likely of being realized upon ultimate resolution with a taxing authority that has full knowledge of all relevant information. This measurement considers the amounts and probabilities of the outcomes that could be realized upon ultimate settlement using the facts, circumstances, and information available at the reporting date.

The Company’s liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (“IRS”) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations expires. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards, the statute of limitations does not close until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 21, Income Taxes, for additional information regarding income taxes.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available-for-sale, or held-to-maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE. For more information on the Company’s investment in a VIE refer to Note 6, Investment Operations, to the consolidated financial statements.

Policyholder Liabilities, Revenues, and Benefits Expense

Future Policy Benefits and Claims

	Successor Company
	As of December 31,		As of December 31,
	2016	2015	2016	2015

	Total Policy Liabilities and Accruals		Reinsurance Receivable
	(Dollars In Thousands)
Life and annuity benefit reserves	$29,574,479	$28,767,296	$4,178,794	$4,423,411
Unpaid life claim liabilities	517,257	504,710	323,699	323,205
Life and annuity future policy benefits	30,091,736	29,272,006	4,502,493	4,746,616
Other policy benefits reserves	170,519	184,719	103,746	115,676
Other policy benefits unpaid claim liabilities	247,987	246,465	200,107	200,008
Future policy benefits and claims and associated reinsurance receivable	$30,510,242	$29,703,190	$4,806,346	$5,062,300
Unearned premiums	761,937	651,205	263,839	245,256
Total policy liabilities and accruals and associated reinsurance receivable	$31,272,179	$30,354,395	$5,070,185	$5,307,556

Liabilities for life and annuity benefit reserves consist of liabilities for traditional life insurance, cash values associated with universal life insurance, immediate annuity benefit reserves, and other benefits associated with life and annuity benefits. The unpaid life claim liabilities consist of current pending claims as well as an estimate of incurred but not reported life insurance claims.

Other policy benefit reserves consist of certain health insurance policies that are in runoff. The unpaid claim liabilities associated with other policy benefits includes current pending claims, the present value of estimated future claim payments for policies currently receiving benefits and an estimate of claims incurred but not yet reported.

Traditional Life, Health, and Credit Insurance Products

Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits, and they include whole life insurance policies, term and term-like life insurance policies, limited payment life insurance policies, and certain annuities with life contingencies. In accordance with ASC 805, the liabilities for future policy benefits on traditional life insurance products, when combined with the associated VOBA, were recorded at fair value on the date of the Merger. These values were computed using assumptions that include interest rates, mortality, lapse rates, expense estimates, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation.

Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on the Company’s experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions on December 31, 2016 (Successor Company), range from approximately 3.0% to 4.5%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to us and claims incurred but not yet reported. Policy claims are charged to expense in the period in which the claims are incurred.

Traditional life insurance premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC and VOBA. Gross premiums in excess of net premiums related to immediate annuities are deferred and recognized over the life of the policy.

Universal Life and Investment Products

Universal life and investment products include universal life insurance, guaranteed investment contracts, guaranteed funding agreements, deferred annuities, and annuities without life contingencies. Premiums and policy fees for universal life and investment products consist of fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Such fees are recognized when assessed and earned. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest rates credited to universal life products ranged from 1.0% to 8.75% and investment products ranged from 0.4% to 11.3% in 2016.

The Company establishes liabilities for fixed indexed annuity (“FIA”) products. These products are deferred fixed annuities with a guaranteed minimum interest rate plus a contingent return based on equity market performance. The FIA product is considered a hybrid financial instrument under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC” or “Codification”) Topic 815 - Derivatives and Hedging which allows the Company to make the election to value the liabilities of these FIA products at fair value. This election was made for the FIA products issued prior to 2010 as the policies were issued. These products are no longer being marketed. The future changes in the fair value of the liability for these FIA products are recorded in Benefit and settlement expenses with the liability being recorded in Annuity account balances. For more information regarding the determination of fair value of annuity account balances please refer to Note 7, Fair Value of Financial Instruments. Premiums and policy fees for these FIA products consist of fees that have been assessed against the policy account balances for surrenders. Such fees are recognized when assessed and earned.

The Company currently markets a deferred fixed annuity with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging. The Company did not elect to value these FIA products at fair value. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) - Derivative financial instruments. For more information regarding the determination of fair value of the FIA embedded derivative refer to Note 7, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 -Financial Services—Insurance and is recorded in Annuity account balances with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company markets universal life products with a guaranteed minimum interest rate plus a contingent return based on equity market performance and the products are considered hybrid financial instruments under the FASB’s ASC Topic 815 - Derivatives and Hedging. The Company did not elect to value these indexed universal life (“IUL”) products at fair value prior to the Merger date. As a result, the Company accounts for the provision that provides for a contingent return based on equity market performance as an embedded derivative. The embedded derivative is bifurcated from the host contract and recorded at fair value in Other liabilities. Changes in the fair value of the embedded derivative are recorded in Realized investment gains (losses) - Derivative financial instruments. For more information regarding the determination of fair value of the IUL embedded derivative refer to Note 7, Fair Value of Financial Instruments. The host contract is accounted for as a debt instrument in accordance with ASC Topic 944 - Financial Services - Insurance and is recorded in Future policy benefits and claims with any discount to the minimum account value being accreted using the effective yield method. Benefits and settlement expenses include accreted interest and benefit claims incurred during the period.

The Company’s accounting policies with respect to variable universal life (“VUL”) and VA are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at fair value and reported as components of assets and liabilities related to separate accounts.

The Company establishes liabilities for guaranteed minimum death benefits (“GMDB”) on its VA products. The methods used to estimate the liabilities employ assumptions about mortality and the performance of equity markets. The Company assumes age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company experience. Future declines in the equity market would increase the Company’s GMDB liability. Differences between the actual experience and the assumptions used result in variances in profit and could result in losses. Our GMDB, as of December 31, 2016 (Successor Company), are subject to a dollar-for-dollar reduction upon withdrawal of related annuity deposits on contracts issued prior to January 1, 2003. The Company reinsures certain risks associated with the GMDB to Shades Creek. As of December 31, 2016 (Successor Company), the GMDB reserve, including the impact of reinsurance, was $27.8 million.

Property and Casualty Insurance Products

Property and casualty insurance products include service contract business, surety bonds, and guaranteed asset protection (“GAP”). Premiums for service contracts and GAP products are recognized based on expected claim patterns. For all other products, premiums are generally recognized over the terms of the contract on a pro-rata basis. Fee income from providing administrative services is recognized as earned when the related services are performed. Unearned premium reserves are maintained for the portion of the premiums that is related to the unexpired period of the policy. Benefit reserves are recorded when insured events occur. Benefit reserves include case basis reserves for known but unpaid claims as of the balance sheet date as well as incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date. The case basis reserves and IBNR are calculated based on historical experience and on assumptions relating to claim severity and frequency, the level of used vehicle prices, and other factors. These assumptions are modified as necessary to reflect anticipated trends.

Reinsurance

The Company uses reinsurance extensively in certain of its segments and accounts for reinsurance and the recognition of the impact of reinsurance costs in accordance with the ASC Financial Services - Insurance Topic. The following summarizes some of the key aspects of the Company’s accounting policies for reinsurance.

Reinsurance Accounting Methodology—Ceded premiums of the Company’s traditional life insurance products are treated as an offset to direct premium and policy fee revenue and are recognized when due to the assuming company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable financial reporting period. Expense allowances paid by the assuming companies which are allocable to the current period are treated as an offset to other operating expenses. Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances representing recovery of acquisition costs is treated as an offset to direct amortization of DAC or VOBA. Amortization of deferred expense allowances is calculated as a level percentage of expected premiums in all durations given expected future lapses and mortality and accretion due to interest.

The Company utilizes reinsurance on certain short duration insurance contracts (primarily issued through the Asset Protection segment). As part of these reinsurance transactions the Company receives reinsurance allowances which reimburse the Company for acquisition costs such as commissions and premium taxes. A ceding fee is also collected to cover other administrative costs and profits for the Company. As a component of reinsurance costs, reinsurance allowances are accounted for in accordance with the relevant provisions of ASC Financial Services—Insurance Topic, which state that reinsurance costs should be amortized over the contract period of the reinsurance if the contract is short-duration. Accordingly, reinsurance allowances received related to short-duration contracts are capitalized and charged to expense in proportion to premiums earned. Ceded unamortized acquisition costs are netted with direct unamortized acquisition costs in the balance sheet.

Ceded premiums and policy fees on the Company’s fixed universal life (“UL”), VUL, bank-owned life insurance (“BOLI”), and annuity products reduce premiums and policy fees recognized by the Company. Ceded claims are treated as an offset to direct benefits and settlement expenses and are recognized when the claim is incurred on a direct basis. Ceded policy reserve changes are also treated as an offset to benefits and settlement expenses and are recognized during the applicable valuation period.

Since reinsurance treaties typically provide for allowance percentages that decrease over the lifetime of a policy, allowances in excess of the “ultimate” or final level allowance are capitalized. Amortization of capitalized reinsurance expense allowances are amortized based on future expected gross profits. Assumptions regarding mortality, lapses, and interest rates are continuously reviewed and may be periodically changed. These changes will result in “unlocking” that changes the balance in the ceded deferred acquisition cost and can affect the amortization of DAC and VOBA. Ceded unearned revenue liabilities are also amortized based on expected gross profits. Assumptions are based on the best current estimate of expected mortality, lapses and interest spread.

The Company has also assumed certain policy risks written by other insurance companies through reinsurance agreements. Premiums and policy fees as well as Benefits and settlement expenses include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Assumed reinsurance is accounted for in accordance with ASC Financial Services—Insurance Topic.

Reinsurance Allowances—Long-Duration Contracts—Reinsurance allowances are intended to reimburse the ceding company for some portion of the ceding company’s commissions, expenses, and taxes. The amount and timing of reinsurance allowances (both first year and renewal allowances) are contractually determined by the applicable reinsurance contract and do not necessarily bear a relationship to the amount and incidence of expenses actually paid by the ceding company in any given year.

Ultimate reinsurance allowances are defined as the lowest allowance percentage paid by the reinsurer in any policy duration over the lifetime of a universal life policy (or through the end of the level term period for a traditional life policy). Ultimate reinsurance allowances are determined during the negotiation of each reinsurance agreement and will differ between agreements.

The Company determines its “cost of reinsurance” to include amounts paid to the reinsurer (ceded premiums) net of amounts reimbursed by the reinsurer (in the form of allowances). As noted within ASC Financial Services—Insurance Topic, “The difference, if any, between amounts paid for a reinsurance contract and the amount of the liabilities for policy benefits relating to the underlying reinsured contracts is part of the estimated cost to be amortized”. The Company’s policy is to amortize the cost of reinsurance over the life of the underlying reinsured contracts (for long-duration policies) in a manner consistent with the way in which benefits and expenses on the underlying contracts are recognized. For the Company’s long-duration contracts, it is the Company’s practice to defer reinsurance allowances as a component of the cost of reinsurance and recognize the portion related to the recovery of acquisition costs as a reduction of applicable unamortized acquisition costs in such a manner that net acquisition costs are capitalized and charged to expense in proportion to net revenue recognized. The remaining balance of reinsurance allowances are included as a component of the cost of reinsurance and those allowances which are allocable to the current period are recorded as an offset to operating expenses in the current period consistent with the recognition of benefits and expenses on the underlying reinsured contracts. This practice is consistent with the Company’s practice of capitalizing direct expenses (e.g. commissions), and results in the recognition of reinsurance allowances on a systematic basis over the life of the reinsured policies on a basis consistent with the way in which acquisition costs on the underlying reinsured contracts would be recognized. In some cases reinsurance allowances allocable to the current period may exceed non-deferred direct costs, which may cause net other operating expenses (related to specific contracts) to be negative.

Amortization of Reinsurance Allowances—Reinsurance allowances do not affect the methodology used to amortize DAC and VOBA, or the period over which such DAC and VOBA are amortized. Reinsurance allowances offset the direct expenses capitalized, reducing the net amount that is capitalized. DAC and VOBA on traditional life policies are amortized based on the pattern of estimated gross premiums of the policies in force. Reinsurance allowances do not affect the gross premiums, so therefore they do not impact traditional life amortization patterns. DAC and VOBA on universal life products are amortized based on the pattern of estimated gross profits of the policies in force. Reinsurance allowances are considered in the determination of estimated gross profits, and therefore do impact amortization patterns.

Reinsurance Assets and Liabilities—Claim liabilities and policy benefits are calculated consistently for all policies, regardless of whether or not the policy is reinsured. Once the claim liabilities and policy benefits for the underlying policies are estimated, the amounts recoverable from the reinsurers are estimated based on a number of factors including the terms of the reinsurance contracts, historical payment patterns of reinsurance partners, and the financial strength and credit worthiness of reinsurance partners and recorded as Reinsurance receivables on the balance sheet. The reinsurance receivables as of the Merger date, were recorded in the balance sheet using current accounting policies and the most current assumptions. As of the Merger date, the Company also calculated the ceded VOBA associated with the reinsured policies. The reinsurance receivables combined with the associated ceded VOBA represent the fair value of the reinsurance assets as of the Merger date.

Liabilities for unpaid reinsurance claims are produced from claims and reinsurance system records, which contain the relevant terms of the individual reinsurance contracts. The Company monitors claims due from reinsurers to ensure that balances are settled on a timely basis. Incurred but not reported claims are reviewed to ensure that appropriate amounts are ceded.

The Company analyzes and monitors the credit worthiness of each of its reinsurance partners to minimize collection issues. For newly executed reinsurance contracts with reinsurance companies that do not meet predetermined standards, the Company requires collateral such as assets held in trusts or letters of credit.

Components of Reinsurance Cost—The following income statement lines are affected by reinsurance cost:

Premiums and policy fees (“reinsurance ceded” on the Company’s financial statements) represent consideration paid to the assuming company for accepting the ceding company’s risks. Ceded premiums and policy fees increase reinsurance cost.

Benefits and settlement expenses include incurred claim amounts ceded and changes in ceded policy reserves. Ceded benefits and settlement expenses decrease reinsurance cost.

Amortization of deferred policy acquisition cost and VOBA reflects the amortization of capitalized reinsurance allowances representing recovery of acquisition costs. Ceded amortization decreases reinsurance cost.

Other expenses include reinsurance allowances paid by assuming companies to the Company less amounts representing recovery of acquisition costs. Reinsurance allowances decrease reinsurance cost.

The Company’s reinsurance programs do not materially impact the other income line of the Company’s income statement. In addition, net investment income generally has no direct impact on the Company’s reinsurance cost. However, it should be noted that by ceding business to the assuming companies, the Company forgoes investment income on the reserves ceded to the assuming companies. Conversely, the assuming companies will receive investment income on the reserves assumed which will increase the assuming companies’ profitability on business assumed from the Company.

Accounting Pronouncements Recently Adopted

Accounting Standards Update (“ASU”) No. 2015-02 - Consolidation-Amendments to the Consolidation Analysis. This Update makes several targeted changes to generally accepted accounting principles, including a) eliminating the presumption that a general partner should consolidate a limited partnership and b) eliminating the consolidation model specific to limited partnerships. The amendments also clarify when fees and related party relationships should be considered in the consolidation of variable interest entities. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2015. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-03 - Interest-Imputation of Interest. The objective of this Update is to eliminate diversity in practice related to the presentation of debt issuance costs. The amendments in this Update require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this Update. The Update is effective for fiscal years beginning after December 15, 2015, and requires revised presentation of debt issuance costs in all periods presented in the financial statements. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-15 - Interest - Imputation of Interest - Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements. The objective of this Update is to clarify the SEC Staff’s position on presenting and measuring debt issuance costs incurred in connection with line-of-credit arrangements given the lack of guidance on the topic in ASU No. 2015-03. This Update reflects the SEC Staff’s decision to not object when an entity defers and presents debt issuance costs as an asset and subsequently amortize the deferred debt issuance costs ratably over the term of the line-of-credit arrangement. The Update did not impact the Company’s financial position or results of operations, and the Company is prepared to comply with the revised guidance in future periods.

ASU No. 2015-05 - Intangibles - Goodwill and Other - Internal-Use Software. The amendments in this Update provide guidance to customers about whether a cloud computing arrangement includes a software license. If a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The guidance will not change GAAP for a customer’s accounting for service contracts. The Update is effective for annual and interim periods beginning after December 15, 2015. The Update did not impact the Company’s financial position or results of operations, and the Company has revised its policies and processes to comply with the new standard.

ASU No. 2014-15 - Presentation of Financial Statements-Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern. This Update will require management to assess an entity’s ability to continue as a going concern, and will require footnote disclosures in certain circumstances. Under the updated guidance, management should consider relevant conditions and evaluate whether it is probable that the entity will be unable to meet its obligations within one year after the issuance date of the financial statements. The Update is effective for annual periods ending December 31, 2016 and for annual and interim periods thereafter, with early adoption permitted. The amendments in this Update did not impact the Company’s financial position or results of operations. However, the new guidance will require a formal assessment of going concern by management based on criteria prescribed in the new guidance. The Company has revised its policies and processes to comply with the revised guidance.

ASU No. 2015-09 - Financial Services-Insurance (Topic 944): Disclosures about Short-Duration Contracts. The amendments in this Update require additional disclosures for short-duration contracts issued by insurance entities. The additional disclosures focus on the liability for unpaid claims and claim adjustment expenses and include incurred and paid claims development information by accident year in tabular form, along with a reconciliation of this information to the statement of financial position. For accident years included in the development tables, the amendments also require disclosure of the total incurred-but-not-reported liabilities and expected development on reported claims, along with claims frequency information unless impracticable. Finally, the amendments require disclosure of the historical average annual percentage payout of incurred claims. With the exception of the current reporting period, claims development information may be presented as supplementary information. The Update is effective for annual periods beginning after December 15, 2015 and interim periods beginning after December 15, 2016. The additional disclosures introduced in this Update were not required for the Company, as the short-duration lines of business to which they apply were not material to the Company’s financial statements.

Accounting Pronouncements Not Yet Adopted

ASU No. 2014-09 - Revenue from Contracts with Customers (Topic 606). This Update provides for significant revisions to the recognition of revenue from contracts with customers across various industries. Under the new guidance, entities are required to apply a prescribed 5-step process to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The accounting for revenues associated with insurance products is not within the scope of this Update. The Update was originally effective for annual and interim periods beginning after December 15, 2016. However, in August 2015, the FASB issued ASU No. 2015-14 - Revenues from Contracts with Customers: Deferral of the Effective Date, to defer the effective date of ASU No. 2014-09 by one year to annual and interim periods beginning after December 15, 2017. Early adoption will be allowed, but not before the original effective date.The amendments in the Update, along with clarifying updates issued subsequent to ASU 2014-09, may impact several of the Company’s non-core lines of business, specifically revenues at the Company’s affiliated broker dealers and insurance agency. Additionally, certain non-insurance products sold from the Asset Protection Division, such as fee-for-service arrangements, may be in the scope of the revised guidance. Several application questions remain outstanding, most notably interpretive positions from the AICPA regarding the Update’s application to insurance companies and products. The Company does not anticipate material financial impact from the implementation of the revised guidance. However, the Company is assessing whether changes are needed to its accounting policies, contracts, and processes with respect to the non-insurance lines of business referenced above.

ASU No. 2016-01 - Financial Instruments - Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of financial instruments. Most notably, the Update requires that equity investments (except those accounted for under the equity method of accounting or those that result in consolidation of the investee) be measured at fair value with changes in fair value recognized in net income. The Update also introduces a single-step impairment model for equity investments without a readily determinable fair value. Additionally, the Update requires changes in instrument-specific credit risk for fair value option liabilities to be recorded in other comprehensive income. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2017 and will be applied on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the revised guidance.

ASU No. 2016-02 - Leases. The amendments in this Update address certain aspects of recognition, measurement, presentation, and disclosure of leases. The most significant change will relate to the accounting model used by lessees. The Update will require all leases with terms greater than 12 months to be recorded on the balance sheet in the form of a lease asset and liability. The lease asset and liability will be measured at the present value of the minimum lease payments less any upfront payments or fees. The Update also requires numerous disclosure changes for which the Company is assessing the impact. The amendments in the Update are effective for annual and interim periods beginning after December 15, 2018 on a modified retrospective basis. The Company has completed an inventory of all leases in the organization and is currently assessing the impact of the Update and updating internal processes to ensure compliance with the revised guidance.

ASU No. 2016-13 - Financial Instruments-Credit Losses: Measurement of Credit Losses on Financial Instruments. The amendments in this Update introduce a new current expected credit loss (“CECL”) model for certain financial assets, including mortgage loans and reinsurance receivables. The new model will not apply to debt securities classified as available-for-sale. For assets within the scope of the new model, an entity will recognize as an allowance against earnings its estimate of the contractual cash flows not expected to be collected on day one of the asset’s acquisition. The allowance may be reversed through earnings if a security recovers in value. This differs from the current impairment model, which requires recognition of credit losses when they have been incurred and recognizes a security’s subsequent recovery in value in other comprehensive income The Update also makes targeted changes to the current impairment model for available-for-sale debt securities, which comprise the majority of the Company’s invested assets. Similar to the CECL model, credit loss impairments will be recorded in an allowance against earnings that may be reversed for subsequent recoveries in value. The amendments in this Update are effective for annual and interim periods beginning after December 15, 2019 on a modified retrospective basis. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption, and assessing the impact this standard will have on its operations and financial results.

ASU No. 2016-15 - Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. The amendments in this Update are intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. Specific transactions addressed in the new guidance include: Debt prepayment/extinguishment costs, contingent consideration payments, proceeds from the settlement of corporate-owned life insurance policies, and distributions received from equity method investments. The Update does not introduce any new accounting or financial reporting requirements, and is effective for annual and interim periods beginning after December 15, 2018. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

ASU No. 2016-18 - Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Task Force). The amendments in this update provide guidance on the presentation of restricted cash or restricted cash equivalents in the statement of cash flows, thereby reducing diversity in practice related to the presentation of these amounts. The amendments require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Update is effective for public business entities for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. The Company is reviewing its policies and processes to ensure compliance with the requirements in this Update, upon adoption.

ASU No. 2017-01 - Business Combinations (Topic 805): Clarifying the Definition of a Business. The purpose of this update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The amendments in the Update provide a specific test by which an entity may determine whether an acquisition involves a set of assets or a business. The amendments in the Update are to be applied prospectively for periods beginning after December 15, 2017. The Company has reviewed the revised requirements, and does not anticipate that the changes will impact its policies or recent conclusions related to its acquisition activities.

ASU No. 2017-04-Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. This Update simplifies the goodwill impairment test by re-defining the concept of goodwill impairment as the condition that exists when the carrying amount of a reporting unit exceeds its fair value. The Update eliminates “Step 2” of the current goodwill impairment test, which requires entities to determine goodwill impairment by calculating the implied fair value of goodwill by assigning the fair value of a reporting unit to all of its assets and liabilities as if that reporting unit had been acquired in a business combination. The amendments in the Update are effective for annual and interim goodwill impairment tests in fiscal years beginning after December 15, 2019. Early adoption is permitted for impairment tests conducted after January 1, 2017. The revised guidance will not impact the Company’s financial position or results of operations and will simplify its annual goodwill impairment test, generally conducted in the fourth quarter. For more details regarding the Company’s goodwill assessment process, please refer to the summary of Critical Accounting Policies. The Company intends to adopt the Update in the first quarter of 2017, and will apply the revised guidance to impairment tests conducted after January 1, 2017.

3.                                      SIGNIFICANT TRANSACTIONS

On January 15, 2016, the Company completed the transaction contemplated by the Master Agreement, dated September 30, 2015 (the “Master Agreement”), with Genworth Life and Annuity Insurance Company (“GLAIC”). Pursuant to the Master Agreement, effective January 1, 2016, the Company entered into a reinsurance agreement (the “Reinsurance Agreement”) under the terms of which the Company coinsures certain term life insurance business of GLAIC (the “GLAIC Block”). In connection with the reinsurance transaction, on January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and West Coast Life Insurance Company (“WCL”), a direct wholly owned subsidiary of the Company. Steel City issued notes with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL and the Company, meaning that none of these companies are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City, including a guarantee of the fees to the Risk-Takers. As a result of the financing transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes. Also on January 15, 2016, Golden Gate paid an extraordinary dividend of $300 million to the Company as approved by the Vermont Department of Financial Regulation.

The transactions described above resulted in an increase to total assets and total liabilities of approximately $2.8 billion. Of the approximate $2.8 billion increase in total assets, $0.6 billion was the result of the reinsurance transaction with GLAIC which included a $280 million increase in VOBA. The remaining $2.2 billion increase to total assets and liabilities is associated with the financing transaction between Golden Gate and Steel City.

The Company considered whether the Reinsurance Agreement constituted the purchase of a business for accounting and reporting purposes pursuant to ASC 805, Business Combinations. While the transaction included a continuation of the revenue-producing activities associated with the reinsured policies, it did not result in the acquisition of a market distribution system, sales force or production techniques. Based on Management’s decision not to pursue distribution opportunities or future sales related to the reinsured policies, the Company accounted for the transaction as a reinsurance agreement under ASC 944, Insurance Contracts and asset acquisition under ASC 805. Accordingly, the Company recorded the assets and liabilities acquired under the reinsurance agreement at fair value and recognized an intangible asset, VOBA, equal to the excess of the fair value of assets acquired over liabilities assumed, measured in accordance with the Company’s accounting policies for insurance and reinsurance contracts that it issues or holds pursuant to ASC 944.

USWC Holding Company Acquisition

On December 1, 2016, the Company completed the acquisition of the Pompano Beach, Florida-based USWC Holding Company (“US Warranty”) pursuant to a Stock Purchase Agreement. US Warranty’s primary operating subsidiary is United States Warranty Corp., which currently markets vehicle service contracts, GAP coverage, and a suite of ancillary automotive maintenance and protection products nationwide. This acquisition is expected to provide the Company’s Asset Protection segment and USWC with expanded market reach, enhanced product and operational capabilities, and higher collective growth potential.

The transaction was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the acquisition date, goodwill of $61.0 million represented the cost in excess of the fair value of net assets acquired (including identifiable intangibles), and reflected the US Warranty’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. The Company acquired 100% of voting equity interests. The aggregate purchase price for US Warranty was $136.1 million.

The amount recorded as the value of business acquired at December 1, 2016, represents the actuarially estimated present value of after-tax future cash flows, adjusted for statutory reserve differences and cost of capital, from the policies acquired through the US Warranty acquisition. This amount will be amortized in proportion with the gross premiums or estimated net profits of the acquired insurance contracts.

The following table summarizes the fair values of the net assets acquired as of the acquisition date:

Fair Value As of December 1, 2016
(Dollars in Thousands)
Assets
Fixed maturities	$10,592
Other long-term investments	2,340
Cash	122,167
Accrued investment income	52
Accounts and premiums receivables	18,536
Reinsurance receivable	9,397
Value of businesses acquired	5,079
Goodwill	61,027
Other intangibles	70,400
Property and equipment	390
Accrued income taxes	4,161
Other assets	40
Total assets	304,181
Liabilities
Unearned premiums	$82,757
Other policyholders’ funds	21,483
Other liabilities	24,951
Deferred income taxes	38,929
Total liabilities	168,120
Net assets acquired	$136,061

Intangible assets recognized by the Company included the following (excluding goodwill):

	Estimated
	Fair Value on	Estimated
	Acquisition Date	Useful Life
	(Dollars In Thousands)	(In Years)
Distribution relationships	$65,000	13-21
Trade names	1,400	5-6
Technology	4,000	8-11
Total intangible assets	$70,400

Identified intangible assets were valued using the excess earnings method, relief from royalty method or cost approach, as appropriate.

Amortizable intangible assets will be amortized straight line over their assigned useful lives. The following is a schedule of future estimated aggregate amortization expense:

Year	Amount
(Dollars In Thousands)
2017	$4,843
2018	4,843
2019	4,843
2020	4,843
2021	4,843

The following (unaudited) pro forma condensed consolidated results of operations assumes that the acquisition of US Warranty was completed as of January 1, 2015:

	Successor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015
	(Dollars In Thousands)
Revenue(1)	$4,342,054	$3,530,073
Net income(2)	352,856	179,877

(1)         Includes $4.7 million of revenue recognized in the Company’s net income for year ended December 31, 2016 (Successor Company).

(2)         Includes $0.2 million of net income recognized in the Company’s net income for the year ended December 31, 2016 (Successor Company).

The pro forma information above is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisition been consummated as of that time, not is it intended to be a projection of future results.

4.                                      DAI-ICHI MERGER

On February 1, 2015 PLC, subsequent to required approvals from PLC’s shareholders and relevant regulatory authorities, became a wholly owned subsidiary of Dai-ichi Life as contemplated by the Agreement and Plan of Merger (the “Merger Agreement”) with Dai-ichi Life and DL Investment (Delaware), Inc., a Delaware corporation and wholly owned subsidiary of Dai-ichi Life Holdings, Inc., which provided for the Merger of DL Investment (Delaware), Inc. with and into PLC, with PLC surviving the Merger as a wholly owned subsidiary of Dai-ichi Life. On February 1, 2015 each share of PLC’s common stock outstanding was converted into the right to receive $70 per share, without interest (the “Per Share Merger Consideration”). The aggregate cash consideration paid in connection with the Merger for the outstanding shares of common stock was approximately $5.6 billion and paid directly to the shareowners of record by Dai-ichi Life. The Merger provided Dai-ichi Life with a platform for growth in the United States, where it did not previously have a significant presence. In connection with the completion of the Merger, PLC’s previously publicly traded equity was delisted from the NYSE, although PLC and the Company remain SEC registrants for financial reporting purposes in the United States.

The Merger was accounted for under the acquisition method of accounting under ASC Topic 805. In accordance with ASC Topic 805-20-30, all identifiable assets acquired and liabilities assumed were measured at fair value as of the acquisition date. On the date of the Merger, goodwill of $735.7 million represented the cost in excess of the fair value of PLC’s net assets acquired (including identifiable intangibles) in the Merger, and reflected the Company’s assembled workforce, future growth potential and other sources of value not associated with identifiable assets. During the measurement period subsequent to February

1, 2015, the Company made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2016 (Successor Company) is $732.4 million. None of the goodwill is tax deductible.

The following table summarizes the fair value of assets acquired and liabilities assumed at the acquisition date:

Fair Value
As of
February 1, 2015
(Dollars In Thousands)
Assets
Fixed maturities	$38,342,948
Equity securities	699,081
Mortgage loans	5,580,229
Investment real estate	7,456
Policy loans	1,751,872
Other long-term investments	657,346
Short-term investments	311,236
Total investments	47,350,168
Cash	378,903
Accrued investment income	483,691
Accounts and premiums receivable	104,260
Reinsurance receivables	5,538,637
Value of business acquired	1,278,064
Goodwill	735,712
Other intangibles	683,000
Property and equipment	102,736
Other assets	224,555
Income tax receivable	50,117
Assets related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total assets	$70,719,618
Liabilities
Future policy and benefit claims	$30,195,397
Unearned premiums	622,278
Total policy liabilities and accruals	30,817,675
Stable value product account balances	1,932,277
Annuity account balances	10,941,661
Other policyholders’ funds	1,388,083
Other liabilities	1,533,666
Deferred income taxes	1,861,632
Non-recourse funding obligations	1,895,636
Repurchase program borrowings	50,000
Liabilities related to separate accounts
Variable annuity	12,970,587
Variable universal life	819,188
Total liabilities	64,210,405
Net assets acquired	$6,509,213

Treatment of Benefit Plans

At or immediately prior to the Merger, each stock appreciation right with respect to shares of PLC’s Common Stock granted under any Stock Plan (each, a “SAR”) that was outstanding and unexercised immediately prior to the Merger and that had a base price per share of Common Stock underlying such SAR (the “Base Price”) that was less than the Per Share Merger Consideration (each such SAR, an “In-the-Money SAR”), whether or not exercisable or vested, was cancelled and converted into the right to receive an amount in cash less any applicable withholding taxes, determined by multiplying (i) the excess of the Per

Share Merger Consideration over the Base Price of such In-the-Money SAR by (ii) the number of shares of PLC’s Common Stock subject to such In- the-Money SAR (such amount, the “SAR Consideration”).

At or immediately prior to the effective time of the Merger, each restricted stock unit with respect to a share of PLC’s Common Stock granted under any Stock Plan (each, a “RSU”) that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of PLC’s RSUs.

The number of performance shares earned for each award of performance shares granted under any PLC Stock Plan was calculated by determining the number of performance shares that would have been paid if the subject award period had ended on the December 31 immediately preceding the Merger (based on the conditions set for payment of performance share awards for the subject award period), provided that the number of performance shares earned for each award were not less than the aggregate number of performance shares at the target performance level. Each performance share earned that was outstanding immediately prior to the Merger, whether or not vested, was cancelled and converted into the right to receive an amount in cash, without interest, less any applicable withholding taxes, determined by multiplying (i) the Per Share Merger Consideration by (ii) the number of Performance Shares.

5.                                      MONY CLOSED BLOCK OF BUSINESS

In 1998, MONY Life Insurance Company (“MONY”) converted from a mutual insurance company to a stock corporation (“demutualization”). In connection with its demutualization, an accounting mechanism known as a closed block (the “Closed Block”) was established for certain individuals’ participating policies in force as of the date of demutualization. Assets, liabilities, and earnings of the Closed Block are specifically identified to support its participating policyholders. The Company acquired the Closed Block in conjunction with the acquisition of MONY in 2013.

Assets allocated to the Closed Block inure solely to the benefit of each Closed Block’s policyholders and will not revert to the benefit of MONY or the Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of MONY’s general account, any of MONY’s separate accounts or any affiliate of MONY without the approval of the Superintendent of The New York State Department of Financial Services (the “Superintendent”). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the general account.

The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income (loss) (“AOCI”)) at the acquisition date of October 1, 2013, represented the estimated maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. In connection with the acquisition of MONY, the Company developed an actuarial calculation of the expected timing of MONY’s Closed Block’s earnings as of October 1, 2013. Pursuant to the acquisition of the Company by Dai-ichi Life, this actuarial calculation of the expected timing of MONY’s Closed Block earnings was recalculated and reset as of February 1, 2015, along with the establishment of a policyholder dividend obligation as of such date.

If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in the Company’s net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend, unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

Many expenses related to Closed Block operations, including amortization of VOBA, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

Summarized financial information for the Closed Block as of December 31, 2016 and 2015 (Successor Company) and is as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Closed block liabilities
Future policy benefits, policyholders’ account balances and other policyholder liabilities	$5,896,355	$6,010,520
Policyholder dividend obligation	31,932	—
Other liabilities	40,007	24,539
Total closed block liabilities	5,968,294	6,035,059
Closed block assets
Fixed maturities, available-for-sale, at fair value	4,440,105	4,426,090
Mortgage loans on real estate	201,088	247,162
Policy loans	712,959	746,102
Cash and other invested assets	108,270	34,420
Other assets	135,794	162,640
Total closed block assets	5,598,216	5,616,414
Excess of reported closed block liabilities over closed block assets	370,078	418,645
Portion of above representing accumulated other comprehensive income:
Net unrealized investments gains (losses) net of policyholder dividend obligation of $(128,343) (Successor) and $(179,360) (Successor)	—	(18,597)
Future earnings to be recognized from closed block assets and closed block liabilities	$370,078	$400,048

Reconciliation of the policyholder dividend obligation is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Policyholder dividend obligation, beginning balance	$—	$323,432	$366,745
Applicable to net revenue (losses)	(46,557)	(47,493)	(1,369)
Change in net unrealized investment gains (losses) allocated to policyholder dividend obligation; includes deferred tax benefits of $69,108 (2016 - Successor); $(96,579) (2015 - Successor); $47,277 (2015 - Predecessor)	78,489	(275,939)	135,077
Policyholder dividend obligation, ending balance	$31,932	$—	$500,453

Closed Block revenues and expenses were as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Premiums and other income	$189,700	$185,562	$15,065
Net investment income	211,175	193,203	19,107
Net investment gains	1,524	3,333	568
Total revenues	402,399	382,098	34,740
Benefits and other deductions
Benefits and settlement expenses	353,488	336,629	31,152
Other operating expenses	2,804	1,001	—
Total benefits and other deductions	356,292	337,630	31,152
Net revenues before income taxes	46,107	44,468	3,588
Income tax expense	16,137	14,920	1,256
Net revenues	$29,970	$29,548	$2,332

6.                                      INVESTMENT OPERATIONS

Major categories of net investment income are summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$1,547,346	$1,266,769	$140,052	$1,711,722
Equity securities	38,838	40,879	2,556	41,533
Mortgage loans	270,749	252,577	24,977	360,778
Investment real estate	2,152	2,528	112	4,483
Short-term investments	99,979	93,938	9,974	109,592
	1,959,064	1,656,691	177,671	2,228,108
Other investment expenses	135,601	123,895	13,066	130,095
Net investment income	$1,823,463	$1,532,796	$164,605	$2,098,013

Net realized investment gains (losses) for all other investments are summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$32,183	$1,272	$6,891	$75,074
Equity securities	92	(1,001)	—	495
Impairments on corporate securities	(17,748)	(26,993)	(481)	(7,275)
Modco trading portfolio	67,583	(167,359)	73,062	142,016
Other investments	(9,228)	153	1,200	(12,283)
Total realized gains (losses) - investments	$72,882	$(193,928)	$80,672	$198,027

Gross realized gains and gross realized losses on investments available-for-sale (fixed maturities, equity securities, and short-term investments) are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Gross realized gains	$42,058	$8,735	$6,920	$76,737
Gross realized losses	$(27,531)	$(35,457)	$(469)	$(8,443)
Impairments losses included in gross realized losses	$(17,748)	$(26,993)	$(481)	$(7,275)

The chart below summarizes the fair value (proceeds) and the gains/losses realized on securities the Company sold that were in an unrealized gain position and an unrealized loss position.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Securities in an unrealized gain position:
Fair value (proceeds)	$1,194,808	$948,774	$172,551	$1,658,042
Gains realized	$42,058	$8,735	$6,920	$76,736

Securities in an unrealized loss position(1):
Fair value (proceeds)	$85,835	$178,415	$435	$22,868
Losses realized	$(9,783)	$(8,463)	$(29)	$(1,168)

(1) The Company made the decision to exit these holdings in conjunction with its overall asset liability management process.

The amortized cost and fair value of the Company’s investments classified as available-for-sale are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Total OTTI Recognized in OCI(1)
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Fixed maturities:
Residential mortgage-backed securities	$1,904,165	$10,737	$(25,295)	$1,889,607	$(9)
Commercial mortgage-backed securities	1,820,644	2,455	(40,602)	1,782,497	—
Other asset-backed securities	1,210,490	21,741	(20,698)	1,211,533	—
U.S. government-related securities	1,308,192	422	(40,455)	1,268,159	—
Other government-related securities	251,197	1,526	(14,797)	237,926	—
States, municipals, and political subdivisions	1,760,837	1,224	(105,558)	1,656,503	—
Corporate securities	28,655,364	151,383	(1,582,098)	27,224,649	(11,030)
Preferred stock	94,362	—	(8,519)	85,843	—
	37,005,251	189,488	(1,838,022)	35,356,717	(11,039)
Equity securities	722,868	7,751	(21,685)	708,934	—
Short-term investments	263,185	—	—	263,185	—
	$37,991,304	$197,239	$(1,859,707)	$36,328,836	$(11,039)
As of December 31, 2015
Fixed maturities:
Residential mortgage-backed securities	$1,773,099	$9,286	$(17,112)	$1,765,273	$—
Commercial mortgage-backed securities	1,327,288	428	(41,852)	1,285,864	—
Other asset-backed securities	813,056	2,758	(18,763)	797,051	—
U.S. government-related securities	1,566,260	449	(34,532)	1,532,177	—
Other government-related securities	18,483	—	(743)	17,740	—
States, municipals, and political subdivisions	1,729,732	682	(126,814)	1,603,600	—
Corporate securities	28,433,530	26,147	(2,681,020)	25,778,657	(605)
Preferred stock	64,362	192	(1,867)	62,687	—
	35,725,810	39,942	(2,922,703)	32,843,049	(605)
Equity securities	684,888	13,255	(6,477)	691,666	—
Short-term investments	202,110	—	—	202,110	—
	$36,612,808	$53,197	$(2,929,180)	$33,736,825	$(605)

(1)         These amounts are included in the gross unrealized gains and gross unrealized losses columns above.

As of December 31, 2016 and 2015 (Successor Company), the Company had an additional $2.6 billion and $2.7 billion of fixed maturities, $7.1 million and $8.3 million of equity securities, and $52.6 million and $61.7 million of short-term investments classified as trading securities, respectively.

The amortized cost and fair value of available-for-sale and held-to-maturity fixed maturities as of December 31, 2016 (Successor Company), by expected maturity, are shown below. Expected maturities of securities without a single maturity date are allocated based on estimated rates of prepayment that may differ from actual rates of prepayment.

	Available-for-sale		Held-to-maturity
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars In Thousands)
Due in one year or less	$564,081	$565,452	$—	$—
Due after one year through five years	7,190,074	7,161,104	—	—
Due after five years through ten years	7,640,640	7,508,825	—	—
Due after ten years	21,610,456	20,121,336	2,770,177	2,733,340
	$37,005,251	$35,356,717	$2,770,177	$2,733,340

The chart below summarizes the Company’s other-than-temporary impairments of investments. All of the impairments were related to fixed maturities.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Other-than-temporary impairments	$(32,075)	$(28,659)	$(636)	$(2,589)
Non-credit impairment losses recorded in other comprehensive income	14,327	1,666	155	(4,686)
Net impairment losses recognized in earnings	$(17,748)	$(26,993)	$(481)	$(7,275)

There were no other-than-temporary impairments related to fixed maturities or equity securities that the Company intended to sell or expected to be required to sell for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

The following chart is a rollforward of available-for-sale credit losses on fixed maturities held by the Company for which a portion of an other-than-temporary impairment was recognized in other comprehensive income (loss):

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$22,761	$—	$15,463	$41,674
Additions for newly impaired securities	14,876	22,761	—	—
Additions for previously impaired securities	2,063	—	221	2,263
Reductions for previously impaired securities due to a change in expected cash flows	(24,396)	—	—	(28,474)
Reductions for previously impaired securities that were sold in the current period	(2,619)	—	—	—
Other	—	—	—	—
Ending balance	$12,685	$22,761	$15,684	$15,463

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2016 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$1,051,694	$(21,178)	$170,826	$(4,117)	$1,222,520	$(25,295)
Commercial mortgage-backed securities	1,426,252	(36,589)	100,475	(4,013)	1,526,727	(40,602)
Other asset-backed securities	323,706	(9,291)	176,792	(11,407)	500,498	(20,698)
U.S. government-related securities	1,237,942	(40,454)	3	(1)	1,237,945	(40,455)
Other government-related securities	98,412	(2,907)	79,393	(11,890)	177,805	(14,797)
States, municipalities, and political subdivisions	1,062,368	(63,809)	548,254	(41,749)	1,610,622	(105,558)
Corporate securities	12,490,517	(467,463)	9,791,313	(1,114,635)	22,281,830	(1,582,098)
Preferred stock	66,781	(6,642)	19,062	(1,877)	85,843	(8,519)
Equities	411,845	(15,273)	69,497	(6,412)	481,342	(21,685)
	$18,169,517	$(663,606)	$10,955,615	$(1,196,101)	$29,125,132	$(1,859,707)

RMBS and CMBS had gross unrealized losses greater than twelve months of $4.1 million and $4.0 million, respectively, as of December 31, 2016 (Successor Company). Factors such as the credit enhancement within the deal structure, the average life of the securities, and the performance of the underlying collateral support the recoverability of these investments.

The other asset-backed securities have a gross unrealized loss greater than twelve months of $11.4 million as of December 31, 2016 (Successor Company). This category predominately includes student-loan backed auction rate securities, the underlying collateral, of which is at least 97% guaranteed by the Federal Family Education Loan Program (“FFELP”). At this time, the Company has no reason to believe that the U.S. Department of Education would not honor the FFELP guarantee, if it were necessary.

The states, municipalities, and political subdivisions categories had gross unrealized losses greater than twelve months of $41.7 million as of December 31, 2016 (Successor Company). These declines were related to changes in interest rates.

The corporate securities category has gross unrealized losses greater than twelve months of $1.1 billion as of December 31, 2016 (Successor Company). The aggregate decline in market value of these securities was deemed temporary due to positive factors supporting the recoverability of the respective investments. Positive factors considered include credit ratings, the financial health of the issuer, the continued access of the issuer to capital markets, and other pertinent information.

As of December 31, 2016 (Successor Company), the Company had a total of 2,375 positions that were in an unrealized loss position, but the Company does not consider these unrealized loss positions to be other-than-temporary. This is based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and the Company does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

The following table includes the gross unrealized losses and fair value of the Company’s investments that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2015 (Successor Company):

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
	(Dollars In Thousands)
Residential mortgage-backed securities	$977,433	$(17,112)	$—	$—	$977,433	$(17,112)
Commercial mortgage-backed securities	1,232,495	(41,852)	—	—	1,232,495	(41,852)
Other asset-backed securities	633,274	(18,763)	—	—	633,274	(18,763)
U.S. government-related securities	1,291,476	(34,532)	—	—	1,291,476	(34,532)
Other government-related securities	17,740	(743)	—	—	17,740	(743)
States, municipalities, and political subdivisions	1,566,752	(126,814)	—		1,566,752	(126,814)
Corporate securities	24,235,121	(2,681,020)		—	24,235,121	(2,681,020)
Preferred Stock	34,685	(1,867)	—	—	34,685	(1,867)
Equities	248,493	(6,477)	—	—	248,493	(6,477)
	$30,237,469	$(2,929,180)	$—	$—	$30,237,469	$(2,929,180)

The book value of the Company’s investment portfolio was marked to fair value as of February 1, 2015 (Successor Company), in conjunction with the Dai-ichi Merger which resulted in the elimination of previously unrealized gains and losses from accumulated other comprehensive income. The level of interest rates as of February 1, 2015 (Successor Company) resulted in an increase in the carrying value of the Company’s investments. Since February 1, 2015 (Successor Company), interest rates have increased resulting in net unrealized losses in the Company’s investment portfolio.

The Company does not consider these unrealized loss positions to be other-than-temporary, based on the aggregate factors discussed previously and because the Company has the ability and intent to hold these investments until the fair values recover, and does not intend to sell or expect to be required to sell the securities before recovering the Company’s amortized cost of the securities.

As of December 31, 2016 (Successor Company), the Company had securities in its available-for-sale portfolio which were rated below investment grade with a fair value of $2.0 billion and had an amortized cost of $2.0 billion. In addition, included in the Company’s trading portfolio, the Company held $263.1 million of securities which were rated below investment grade. Approximately $354.0 million of the below investment grade securities held by the Company were not publicly traded.

The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities, classified as available-for-sale is summarized as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Fixed maturities	$802,248	$(1,873,795)	669,160	$1,224,248
Equity securities	(13,463)	4,406	12,172	33,642

The amortized cost and fair value of the Company’s investments classified as held-to-maturity as of December 31, 2016 and 2015 (Successor Company), are as follows:

Successor Company As of December 31, 2016	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$654,177	$—	$(67,222)	$586,955	$—
Steel City LLC	2,116,000	30,385	—	2,146,385	—
	$2,770,177	$30,385	$(67,222)	$2,733,340	$—

Successor Company As of December 31, 2015	Amortized Cost	Gross Unrecognized Holding Gains	Gross Unrecognized Holding Losses	Fair Value	Total OTTI Recognized in OCI
	(Dollars In Thousands)
Fixed maturities:
Securities issued by affiliates:
Red Mountain LLC	$593,314	$—	$(78,314)	$515,000	$—
	$593,314	$—	$(78,314)	$515,000	$—

During the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), the Company did not record any other-than-temporary impairments on held-to-maturity securities.

The Company’s held-to-maturity securities had $30.4 million of gross unrecognized holding gains and $67.2 million of gross unrecognized holding losses by maturity as of December 31, 2016 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information. These held-to-maturity securities are issued by affiliates of the Company which are considered VIE’s. The Company is not the primary beneficiary of these entities and thus the securities are not eliminated in consolidation. These securities are collateralized by non-recourse funding obligations issued by captive insurance companies that are affiliates of the Company.

The Company’s held-to-maturity securities had $78.3 million of gross unrecognized holding losses as of December 31, 2015 (Successor Company). The Company does not consider these unrecognized holding losses to be other-than-temporary based on certain positive factors associated with the securities which include credit ratings of the guarantor, financial health of the issuer and guarantor, continued access of the issuer to capital markets and other pertinent information.

The Company held $39.5 million of non-income producing securities for the year ended December 31, 2016 (Successor Company).

Included in the Company’s invested assets are $1.7 billion of policy loans as of December 31, 2016 (Successor Company). The interest rates on standard policy loans range from 3.0% to 8.0%. The collateral loans on life insurance policies have an interest rate of 13.64%.

Variable Interest Entities

The Company holds certain investments in entities in which its ownership interests could possibly be considered variable interests under Topic 810 of the FASB ASC (excluding debt and equity securities held as trading, available for sale, or held to maturity). The Company reviews the characteristics of each of these applicable entities and compares those characteristics to applicable criteria to determine whether the entity is a Variable Interest Entity (“VIE”). If the entity is determined to be a VIE, the Company then performs a detailed review to determine whether the interest would be considered a variable interest under the guidance. The Company then performs a qualitative review of all variable interests with the entity and determines whether the Company is the primary beneficiary. ASC 810 provides that an entity is the primary beneficiary of a VIE if the entity has 1) the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance, and 2) the obligation to absorb losses of the VIE that could potentially be significant to the VIE or the right to receive benefits from the entity that could potentially be significant to the VIE.

Based on this analysis, the Company had an interest in one wholly owned subsidiary, Red Mountain, LLC (“Red Mountain”), that was determined to be a VIE as of December 31, 2016 and 2015 (Successor Company). The activity most significant to Red Mountain is the issuance of a note in connection with a financing transaction involving Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”) and the Company in which Golden Gate V issued non-recourse funding obligations to Red Mountain and Red Mountain issued the note to Golden Gate V. Credit enhancement on the Red Mountain Note is provided by an unrelated third party. For details of this transaction, see Note 15, Debt and Other Obligations. The Company has the power, via its 100% ownership through an affiliate, to direct the activities of the VIE, but does not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third party in its function as provider of credit enhancement on the Red Mountain Note. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, PLC, the holding company, has guaranteed Red Mountain’s payment obligation for the VIE’s credit enhancement fee to the unrelated third party provider. As of December 31, 2016 (Successor Company), no payments have been made or required related to this guarantee.

Steel City, a newly formed wholly owned subsidiary of the Company, entered into a financing agreement on January 15, 2016 involving Golden Gate Captive Insurance Company, in which Golden Gate issued non-recourse funding obligations to Steel City and Steel City issued three notes (the “Steel City Notes”) to Golden Gate. Credit enhancement on the Steel City Notes is provided by unrelated third parties. For details of the financing transaction, see Note 15, Debt and Other Obligations. The activity most significant to Steel City is the issuance of the Steel City Notes. The Company had the power, via its 100% ownership, to direct the activities of the VIE, but did not have the obligation to absorb losses related to the primary risks or sources of variability to the VIE. The variability of loss would be borne primarily by the third parties in their function as providers of credit enhancement on the Steel City Notes. Accordingly, it was determined that the Company is not the primary beneficiary of the VIE. The Company’s risk of loss related to the VIE is limited to its investment of $10,000. Additionally, the Company has guaranteed Steel City’s payment obligation for the credit enhancement fee to the unrelated third party providers. As of December 31, 2016 (Successor Company), no payments have been made or required related to this guarantee.

7.             FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company determined the fair value of its financial instruments based on the fair value hierarchy established in FASB guidance referenced in the Fair Value Measurements and Disclosures Topic which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The Company has adopted the provisions from the FASB guidance that is referenced in the Fair Value Measurements and Disclosures Topic for non-financial assets and liabilities (such as property and equipment, goodwill, and other intangible assets) that are required to be measured at fair value on a periodic basis. The effect on the Company’s periodic fair value measurements for non-financial assets and liabilities was not material.

The Company has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into a three level hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the consolidated balance sheets are categorized as follows:

•                 Level 1: Unadjusted quoted prices for identical assets or liabilities in an active market.

•                 Level 2: Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly. Level 2 inputs include the following:

a)             Quoted prices for similar assets or liabilities in active markets

b)             Quoted prices for identical or similar assets or liabilities in non-active markets

c)              Inputs other than quoted market prices that are observable

d)           Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

•                 Level 3: Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,889,604	$3	$1,889,607
Commercial mortgage-backed securities	—	1,782,497	—	1,782,497
Other asset-backed securities	—	648,929	562,604	1,211,533
U.S. government-related securities	1,002,020	266,139	—	1,268,159
State, municipalities, and political subdivisions	—	1,656,503	—	1,656,503
Other government-related securities	—	237,926	—	237,926
Corporate securities	—	26,560,603	664,046	27,224,649
Preferred stock	66,781	19,062	—	85,843
Total fixed maturity securities - available-for-sale	1,068,801	33,061,263	1,226,653	35,356,717
Fixed maturity securities - trading
Residential mortgage-backed securities	—	255,027	—	255,027
Commercial mortgage-backed securities	—	149,683	—	149,683
Other asset-backed securities	—	115,521	84,563	200,084
U.S. government-related securities	22,424	4,537	—	26,961
State, municipalities, and political subdivisions	—	316,519	—	316,519
Other government-related securities	—	63,012	—	63,012
Corporate securities	—	1,619,097	5,492	1,624,589
Preferred stock	3,985	—	—	3,985
Total fixed maturity securities - trading	26,409	2,523,396	90,055	2,639,860
Total fixed maturity securities	1,095,210	35,584,659	1,316,708	37,996,577
Equity securities	650,231	—	65,786	716,017
Other long-term investments (1)	82,420	335,497	115,516	533,433
Short-term investments	313,835	1,999	—	315,834
Total investments	2,141,696	35,922,155	1,498,010	39,561,861
Cash	214,439	—	—	214,439
Assets related to separate accounts
Variable annuity	13,244,252	—	—	13,244,252
Variable universal life	895,925	—	—	895,925
Total assets measured at fair value on a recurring basis	$16,496,312	$35,922,155	$1,498,010	$53,916,477

Liabilities:
Annuity account balances(2)	$—	$—	$87,616	$87,616
Other liabilities(1)(3)	13,004	255,241	405,803	674,048
Total liabilities measured at fair value on a recurring basis	$13,004	$255,241	$493,419	$761,664

(1)         Includes certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

(3)         During 2016, the Company revised its methodology for assessing inputs to its valuation of certain centrally cleared derivatives. The change in estimate resulted in a transfer of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2 of the fair value hierarchy.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Assets:
Fixed maturity securities - available-for-sale
Residential mortgage-backed securities	$—	$1,765,270	$3	$1,765,273
Commercial mortgage-backed securities	—	1,285,864	—	1,285,864
Other asset-backed securities	—	210,020	587,031	797,051
U.S. government-related securities	1,054,353	477,824	—	1,532,177
State, municipalities, and political subdivisions	—	1,603,600	—	1,603,600
Other government-related securities	—	17,740	—	17,740
Corporate securities	83	24,876,455	902,119	25,778,657
Preferred stock	43,073	19,614	—	62,687
Total fixed maturity securities - available-for-sale	1,097,509	30,256,387	1,489,153	32,843,049

Fixed maturity securities - trading
Residential mortgage-backed securities	—	286,658	—	286,658
Commercial mortgage-backed securities	—	146,743	—	146,743
Other asset-backed securities	—	122,511	152,912	275,423
U.S. government-related securities	233,592	4,755	—	238,347
State, municipalities, and political subdivisions	—	313,354	—	313,354
Other government-related securities	—	58,827	—	58,827
Corporate securities	—	1,322,276	18,225	1,340,501
Preferred stock	2,794	1,402	—	4,196
Total fixed maturity securities - trading	236,386	2,256,526	171,137	2,664,049
Total fixed maturity securities	1,333,895	32,512,913	1,660,290	35,507,098
Equity securities	620,358	13,063	66,504	699,925
Other long-term investments (1)	113,699	141,487	68,384	323,570
Short-term investments	261,659	2,178	—	263,837
Total investments	2,329,611	32,669,641	1,795,178	36,794,430
Cash	212,358	—	—	212,358
Assets related to separate accounts
Variable annuity	12,829,188	—	—	12,829,188
Variable universal life	827,610	—	—	827,610
Total assets measured at fair value on a recurring basis	$16,198,767	$32,669,641	$1,795,178	$50,663,586

Liabilities:
Annuity account balances (2)	$—	$—	$92,512	$92,512
Other liabilities (1)	40,067	106,310	375,848	522,225
Total liabilities measured at fair value on a recurring basis	$40,067	$106,310	$468,360	$614,737

(1)         Includes certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

Determination of Fair Values

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices, where available. The Company also determines certain fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity, and where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments as listed in the above table.

The fair value of fixed maturity, short-term, and equity securities is determined by management after considering one of three primary sources of information: third party pricing services, non-binding independent broker quotations, or pricing matrices. Security pricing is applied using a “waterfall” approach whereby publicly available prices are first sought from third party pricing services, the remaining unpriced securities are submitted to independent brokers for non-binding prices, or lastly, securities are priced using a pricing matrix. Typical inputs used by these three pricing methods include, but are not limited to: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, and reference data including market research publications. Third party pricing services price approximately 90% of the Company’s available-for-sale and trading fixed maturity securities. Based on the typical trading volumes and the lack of quoted market prices for available-for-sale and trading fixed maturities, third party pricing services derive the majority of security prices from observable market inputs such as recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information outlined above. If there are no recent reported trades, the third party pricing services and brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Certain securities are priced via independent non-binding broker quotations, which are considered to have no significant unobservable inputs. When using non-binding independent broker quotations, the Company obtains one quote per security, typically from the broker from which we purchased the security. A pricing matrix is used to price securities for which the Company is unable to obtain or effectively rely on either a price from a third party pricing service or an independent broker quotation.

The pricing matrix used by the Company begins with current spread levels to determine the market price for the security. The credit spreads, assigned by brokers, incorporate the issuer’s credit rating, liquidity discounts, weighted- average of contracted cash flows, risk premium, if warranted, due to the issuer’s industry, and the security’s time to maturity. The Company uses credit ratings provided by nationally recognized rating agencies.

For securities that are priced via non-binding independent broker quotations, the Company assesses whether prices received from independent brokers represent a reasonable estimate of fair value through an analysis using internal and external cash flow models developed based on spreads and, when available, market indices. The Company uses a market-based cash flow analysis to validate the reasonableness of prices received from independent brokers. These analytics, which are updated daily, incorporate various metrics (yield curves, credit spreads, prepayment rates, etc.) to determine the valuation of such holdings. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the analytics, the price received from the independent broker is adjusted accordingly. The Company did not adjust any quotes or prices received from brokers during the year ended December 31, 2016 (Successor Company).

The Company has analyzed the third party pricing services’ valuation methodologies and related inputs and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs that is in accordance with the Fair Value Measurements and Disclosures Topic of the ASC. Based on this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3. Most prices provided by third party pricing services are classified into Level 2 because the significant inputs used in pricing the securities are market observable and the observable inputs are corroborated by the Company. Since the matrix pricing of certain debt securities includes significant non-observable inputs, they are classified as Level 3.

During 2016, the Company revised its methodology for assessing inputs to its valuation of certain centrally cleared derivatives. The change in estimate resulted in a transfer of $169.4 million in other long-term assets and $120.0 million in other liabilities from Level 1 to Level 2 of the fair value hierarchy.

Asset-Backed Securities

This category mainly consists of residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities (collectively referred to as asset-backed securities or “ABS”). As of December 31, 2016 (Successor Company), the Company held $4.8 billion of ABS classified as Level 2. These securities are priced from information provided by a third party pricing service and independent broker quotes. The third party pricing services and brokers mainly value securities using both a market and income approach to valuation. As part of this valuation process they consider the following characteristics of the item being measured to be relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, and 7) credit ratings of the securities.

After reviewing these characteristics of the ABS, the third party pricing service and brokers use certain inputs to determine the value of the security. For ABS classified as Level 2, the valuation would consist of predominantly market observable inputs such as, but not limited to: 1) monthly principal and interest payments on the underlying assets, 2) average life of the security, 3) prepayment speeds, 4) credit spreads, 5) treasury and swap yield curves, and 6) discount margin. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

As of December 31, 2016 (Successor Company), the Company held $647.2 million of Level 3 ABS, which included $562.6 million of other asset-backed securities classified as available-for-sale and $84.6 million of other asset-backed securities classified as trading. These securities within the available-for-sale portfolio are predominantly ARS whose underlying collateral is at least 97% guaranteed by the FFELP. Due to the limited activity in the market for these securities in periods where there are insufficient market transactions, the Company prices its ARS using an income approach valuation model. As part of the valuation process the Company reviews the following characteristics of the ARS in determining the relevant inputs: 1) weighted-average coupon rate, 2) weighted-average years to maturity, 3) types of underlying assets, 4) weighted-average coupon rate of the underlying assets, 5) weighted-average years to maturity of the underlying assets, 6) seniority level of the tranches owned, 7) credit ratings of the securities, 8) liquidity premium, and 9) paydown rate. In periods where market activity increases and there are transactions at a price that is not the result of a distressed or forced sale we consider those prices as part of our valuation. If the market activity during a period is solely the result of the issuer redeeming positions we consider those transactions in our valuation, but still consider them to be level three measurements due to the nature of the transaction.

Corporate Securities, U.S. Government-Related Securities, States, Municipals, and Political Subdivisions, and Other Government Related Securities

As of December 31, 2016 (Successor Company), the Company classified approximately $30.7 billion of corporate securities, U.S. government-related securities, states, municipals, and political subdivisions, and other government-related securities as Level 2. The fair value of the Level 2 securities is predominantly priced by broker quotes and a third party pricing service. The Company has reviewed the valuation techniques of the brokers and third party pricing service and has determined that such techniques used Level 2 market observable inputs. The following characteristics of the securities are considered to be the primary relevant inputs to the valuation: 1) weighted- average coupon rate, 2) weighted-average years to maturity, 3) seniority, and 4) credit ratings. The Company reviews the methodologies and valuation techniques (including the ability to observe inputs) in assessing the information received from external pricing services and in consideration of the fair value presentation.

The brokers and third party pricing service utilize valuation models that consist of a hybrid income and market approach to valuation. The pricing models utilize the following inputs: 1) principal and interest payments, 2) treasury yield curve, 3) credit spreads from new issue and secondary trading markets, 4) dealer quotes with adjustments for issues with early redemption features, 5) liquidity premiums present on private placements, and 6) discount margins from dealers in the new issue market.

As of December 31, 2016 (Successor Company), the Company classified approximately $669.5 million of securities as Level 3 valuations. Level 3 securities primarily represent investments in illiquid bonds for which no price is readily available. To determine a price, the Company uses a discounted cash flow model with both observable and unobservable inputs. These inputs are entered into an industry standard pricing model to determine the final price of the security. These inputs include: 1) principal and interest payments, 2) coupon rate, 3) sector and issuer level spread over treasury, 4) underlying collateral, 5) credit ratings, 6) maturity, 7) embedded options, 8) recent new issuance, 9) comparative bond analysis, and 10) an illiquidity premium.

Equities

As of December 31, 2016 (Successor Company), the Company held approximately $65.8 million of equity securities classified as Level 2 and Level 3. Of this total, $65.7 million represents FHLB stock. The Company believes that the cost of the FHLB stock approximates fair value.

Other Long-Term Investments and Other Liabilities

Other long-term investments and other liabilities consist entirely of free-standing and embedded derivative financial instruments. Refer to Note 8, Derivative Financial Instruments for additional information related to derivatives. Derivative financial instruments are valued using exchange prices, independent broker quotations, or pricing valuation models, which utilize market data inputs. Excluding embedded derivatives, as of December 31, 2016 (Successor Company), 79% of derivatives based upon notional values were priced using exchange prices or independent broker quotations. Inputs used to value derivatives include, but are not limited to, interest swap rates, credit spreads, interest rate and equity market volatility indices, equity index levels, and treasury rates. The Company performs monthly analysis on derivative valuations that includes both quantitative and qualitative analyses.

Derivative instruments classified as Level 1 generally include futures and options, which are traded on active exchange markets.

Derivative instruments classified as Level 2 primarily include swaps, options, and swaptions, which are traded over-the-counter. Level 2 also includes certain centrally cleared derivatives. These derivative valuations are determined using independent broker quotations, which are corroborated with observable market inputs.

Derivative instruments classified as Level 3 were embedded derivatives and include at least one significant non-observable input. A derivative instrument containing Level 1 and Level 2 inputs will be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the changes in fair value on derivatives reported in Level 3 may not reflect the offsetting impact of the changes in fair value of the associated assets and liabilities.

The embedded derivatives are carried at fair value in other long-term investments and other liabilities on the Company’s consolidated balance sheet. The changes in fair value are recorded in earnings as “Realized investment gains (losses)—Derivative financial instruments”. Refer to Note 8, Derivative Financial Instruments for more information related to each embedded derivatives gains and losses.

The fair value of the GLWB embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using multiple risk neutral stochastic equity scenarios and policyholder behavior assumptions. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The projected equity volatilities are based on a blend of historical volatility and near- term equity market implied volatilities. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the Ruark 2015 ALB table with attained age factors varying from 91.1% - 106.6%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR plus a credit spread (to represent the Company’s non-performance risk). As a result of using significant unobservable inputs, the GLWB embedded derivative is categorized as Level 3. These assumptions are reviewed on a quarterly basis.

The balance of the FIA embedded derivative is impacted by policyholder cash flows associated with the FIA product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the FIA embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the 1994 Variable Annuity MGDB mortality table modified with company experience, with attained age factors varying from 46% - 113%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBOR up to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the FIA embedded derivative is categorized as Level 3.

The balance of the indexed universal life (“IUL”) embedded derivative is impacted by policyholder cash flows associated with the IUL product that are allocated to the embedded derivative in addition to changes in the fair value of the embedded derivative during the reporting period. The fair value of the IUL embedded derivative is derived through the income method of valuation using a valuation model that projects future cash flows using current index values and volatility, the hedge budget used to price the product, and policyholder assumptions (both elective and non-elective). For policyholder behavior assumptions, expected lapse and withdrawal assumptions are used and updated for actual experience, as necessary. The Company assumes age-based mortality from the SOA 2015 VBT Primary Tables modified with company experience, with attained age factors varying from 38% - 153%. The present value of the cash flows is determined using the discount rate curve, which is based upon LIBORup to one year and constant maturity treasury rates plus a credit spread (to represent the Company’s non-performance risk) thereafter. Policyholder assumptions are reviewed on an annual basis. As a result of using significant unobservable inputs, the IUL embedded derivative is categorized as Level 3.

The Company has assumed and ceded certain blocks of policies under modified coinsurance agreements in which the investment results of the underlying portfolios inure directly to the reinsurers. As a result, these agreements contain embedded derivatives that are reported at fair value. Changes in their fair value are reported in earnings. The investments supporting these agreements are designated as “trading securities”; therefore changes in their fair value are also reported in earnings. As of December 31, 2016 (Successor Company), the fair value of the embedded derivative is based upon the relationship between the statutory policy liabilities (net of policy loans) of $2.4 billion and the statutory unrealized gain (loss) of the securities of $147.3 million. As a result, changes in the fair value of the embedded derivatives are largely offset by the changes in fair value of the related investments and each are reported in earnings. The fair value of the embedded derivative is considered a Level 3 valuation due to the unobservable nature of the policy liabilities.

Certain of the Company’s subsidiaries have entered into interest support, yearly renewable term (“YRT”) premium support, and portfolio maintenance agreements with PLC. These agreements meet the definition of a derivative and are accounted for at fair value and are considered Level 3 valuations. The fair value of these derivatives as of December 31, 2016 (Successor Company), was $48.9 million and is included in Other long-term investments. For information regarding realized gains on these derivatives please refer to Note 8, Derivative Financial Instruments.

The Interest Support Agreement provides that PLC will make payments to Golden Gate II if actual investment income on certain of Golden Gate II’s asset portfolios falls below a calculated investment income amount as defined in the Interest Support Agreement. The calculated investment income amount is a level of investment income deemed to be sufficient to support certain of Golden Gate II’s obligations under a reinsurance agreement with the Company, dated July 1, 2007. The derivative is valued using an internal valuation model that assumes a conservative projection of investment income under an adverse interest rate scenario and the probability that the expectation falls below the calculated investment income amount. This derivative had a fair value of $43.3 million as of December 31, 2016 (Successor Company), however, interest support agreement obligations to Golden Gate II of approximately $1.5 million have been collateralized by PLC. Re-evaluation, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreement. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The YRT Premium support agreements provide that PLC will make payments to Golden Gate and Golden Gate II in the event that YRT premium rates increase. The derivatives are valued using an internal valuation model. The valuation model is a probability weighted discounted cash flow model. The value is primarily a function of the likelihood and severity of future YRT premium increases. The fair value of these derivatives as of December 31, 2016 (Successor Company), was $2.0 million. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The portfolio maintenance agreements provide that PLC will make payments to Golden Gate, Golden Gate V, and WCL in the event of other-than-temporary impairments on investments that exceed defined thresholds. The derivatives are valued using an internal discounted cash flow model. The significant unobservable inputs are the projected probability and severity of credit losses used to project future cash flows on the investment portfolios. The fair value of the portfolio maintenance agreements as of December 31, 2016 (Successor Company), was $3.6 million. As of December 31, 2016 (Successor Company), no payments have been triggered under this agreement.

The Funds Withheld derivative results from a reinsurance agreement with Shades Creek where the economic performance of certain hedging instruments held by the Company is ceded to Shades Creek. The value of the Funds Withheld derivative is directly tied to the value of the hedging instruments held in the funds withheld account. The hedging instruments predominantly consist of derivative instruments the fair values of which are classified as a Level 2 measurement; as such, the fair value of the

Funds Withheld derivative has been classified as a Level 2 measurement. The fair value of the Funds Withheld derivative as of December 31, 2016 (Successor Company), was a liability of $91.3 million.

Annuity Account Balances

The Company records a certain legacy block of FIA reserves at fair value. Based on the characteristics of these reserves, the Company believes that the fund value approximates fair value. The fair value measurement of these reserves is considered a Level 3 valuation due to the unobservable nature of the fund values. The Level 3 fair value as of December 31, 2016 (Successor Company) is $87.6 million.

Separate Accounts

Separate account assets are invested in open-ended mutual funds and are included in Level 1.

Valuation of Level 3 Financial Instruments

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2016	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$553,308	Liquidation	Liquidation value	$88 - $97.25 ($95.04)
Corporate securities	638,279	Discounted cash flow	Spread over treasury	0.31% - 4.50% (2.04%)
Liabilities:(1)
Embedded derivatives—GLWB(2)	$7,031	Actuarial cash flow model	Mortality	91.1% to 106.6% of Ruark 2015 ALB Table
			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.09%
Embedded derivative—FIA	147,368	Actuarial cash flow model	Expenses	$126 per policy
			Asset Earned Rate	4.08% - 4.66%
			Withdrawal rate	1% prior to age 70, 100% of the RMD for ages 70+
			Mortality	1994 MGDB table with company experience
			Lapse	2.0% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.09%
Embedded derivative—IUL	46,051	Actuarial cash flow model	Mortality	38% - 153% of 2015 VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.09%

(1)              Excludes modified coinsurance arrangements.

(2)              The fair value for the GLWB embedded derivative is presented as a net liability.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2016 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $125.2 million of financial instruments being classified as Level 3 as of December 31, 2016 (Successor Company). Of the $125.2 million, $93.9 million are other asset-backed securities, and $31.3 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2016 (Successor Company), the Company held $65.7 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments:

Successor Company
	Fair Value As of December 31, 2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
(Dollars In Thousands)
Assets:
Other asset-backed securities	$587,031	Discounted cash flow	Liquidity premium	0.27% - 1.49% (0.42%)
			Paydown rate	10.20% - 14.72% (13.11%)
Corporate securities	875,810	Discounted cash flow	Spread over treasury	0.10% - 19.00% (2.61%)
Liabilities:(1)
Embedded derivatives—GLWB(2)	$18,511	Actuarial cash flow model	Mortality	1994 MGDB table with company experience
			Lapse	0.3% - 15%, depending on product/duration/funded status of guarantee
			Utilization	99%. 10% of policies have a one-time over-utilization of 400%
			Nonperformance risk	0.18% - 1.04%
Annuity account balances(3)	92,512	Actuarial cash flow model	Asset earned rate	4.53% - 5.67%
			Expenses	$81 per policy
			Withdrawal rate	2.20%
			Mortality	1994 MGDB table with company experience
			Lapse	2.2% - 33.0%, depending on duration/surrender charge period
			Return on assets	1.50% - 1.85% depending on surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative—FIA	100,329	Actuarial cash flow model	Expenses	$81.50 per policy
			Withdrawal rate	1.1% - 4.5% depending on duration and tax qualification
			Mortality	1994 MGDB table with company experience
			Lapse	2.5% - 40.0%, depending on duration/surrender charge period
			Nonperformance risk	0.18% - 1.04%
Embedded derivative—IUL	29,629	Actuarial cash flow model	Mortality	38% - 153% of 2015
VBT Primary Tables
			Lapse	0.5% - 10.0%, depending on duration/distribution channel and smoking class
			Nonperformance risk	0.18% - 1.04%

(1)              Excludes modified coinsurance arrangements.

(2)              The fair value for the GLWB embedded derivative is presented as a net liability.

(3)              Represents liabilities related to fixed indexed annuities.

The chart above excludes Level 3 financial instruments that are valued using broker quotes and those which book value approximates fair value.

The Company has considered all reasonably available quantitative inputs as of December 31, 2015 (Successor Company), but the valuation techniques and inputs used by some brokers in pricing certain financial instruments are not shared with the Company. This resulted in $197.5 million of financial instruments being classified as Level 3 as of December 31, 2015 (Successor Company). Of the $197.5 million, $152.9 million are other asset backed securities, and $44.6 million are corporate securities.

In certain cases the Company has determined that book value materially approximates fair value. As of December 31, 2015 (Successor Company), the Company held $66.5 million of financial instruments where book value approximates fair value which are predominantly FHLB stock.

The asset-backed securities classified as Level 3 are predominantly ARS. A change in the paydown rate (the projected annual rate of principal reduction) of the ARS can significantly impact the fair value of these securities. A decrease in the paydown rate would increase the projected weighted average life of the ARS and increase the sensitivity of the ARS’ fair value to changes in interest rates. An increase in the liquidity premium would result in a decrease in the fair value of the securities, while a decrease in the liquidity premium would increase the fair value of these securities. The liquidation value for these securities are sensitive to the issuer’s available cash flows and ability to redeem the securities, as well as the current holders’ willingness to liquidate at the specified price.

The fair value of corporate bonds classified as Level 3 is sensitive to changes in the interest rate spread over the corresponding U.S. Treasury rate. This spread represents a risk premium that is impacted by company specific and market factors. An increase in the spread can be caused by a perceived increase in credit risk of a specific issuer and/or an increase in the overall market risk premium associated with similar securities. The fair values of corporate bonds are sensitive to changes in spread. When holding the treasury rate constant, the fair value of corporate bonds increases when spreads decrease, and decreases when spreads increase.

The fair value of the GLWB embedded derivative is sensitive to changes in the discount rate which includes the Company’s nonperformance risk, volatility, lapse, and mortality assumptions. The volatility assumption is an observable input as it is based on market inputs. The Company’s nonperformance risk, lapse, and mortality are unobservable. An increase in the three unobservable assumptions would result in a decrease in the fair value of the liability and conversely, if there is a decrease in the assumptions the fair value would increase. The fair value is also dependent on the assumed policyholder utilization of the GLWB where an increase in assumed utilization would result in an increase in the fair value of the liability and conversely, if there is a decrease in the assumption, the fair value would decrease.

The fair value of the FIA embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the FIA embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and nonperformance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The fair value of the IUL embedded derivative is predominantly impacted by observable inputs such as discount rates and equity returns. However, the fair value of the IUL embedded derivative is sensitive to non-performance risk, which is unobservable. The value of the liability increases with decreases in the discount rate and non-performance risk and decreases with increases in the discount rate and non-performance risk. The value of the liability increases with increases in equity returns and the liability decreases with a decrease in equity returns.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for year ended December 31, 2016 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to Instruments
	Beginning Balance	Included in Earnings	Included In Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	6	—	(1,608)	23,559	—	—	—	(21,938)	(19)	—	—
Other asset-backed securities	587,031	6,859	42,865	—	(29,673)	30,441	(79,314)	—	—	7,457	(3,062)	562,604	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	902,119	925	40,574	(4,135)	(33,151)	102,425	(225,556)	—	—	(109,792)	(9,363)	664,046	—
Total fixed maturity securities - available-for-sale	1,489,153	7,784	83,445	(4,135)	(64,432)	156,425	(304,870)	—	—	(124,273)	(12,444)	1,226,653	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	152,912	5,386	—	(4,790)	—	—	(70,270)	—	—	172	1,153	84,563	594
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	18,225	713	—	(442)	—	10,906	(4,071)	—	—	(19,722)	(117)	5,492	101
Total fixed maturity securities - trading	171,137	6,099	—	(5,232)	—	10,906	(74,341)	—	—	(19,550)	1,036	90,055	695
Total fixed maturity securities	1,660,290	13,883	83,445	(9,367)	(64,432)	167,331	(379,211)	—	—	(143,823)	(11,408)	1,316,708	695
Equity securities	66,504	—	—	(740)	—	22	—	—	—	—	—	65,786	—
Other long-term investments(1)	68,384	76,606	—	(30,903)	—	1,429	—	—	—	—	—	115,516	45,703
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	1,795,178	90,489	83,445	(41,010)	(64,432)	168,782	(379,211)	—	—	(143,823)	(11,408)	1,498,010	46,398
Total assets measured at fair value on a recurring basis	$1,795,178	$90,489	$83,445	$(41,010)	$(64,432)	$168,782	$(379,211)	$—	$—	$(143,823)	$(11,408)	$1,498,010	$46,398

Liabilities:
Annuity account balances(2)	$92,512	$—	$—	$3,144	$—	$—	$—	$555	$9,844	$—	$1,249	$87,616	$—
Other liabilities(1)	375,848	252,324	—	(282,279)	—	—	—	—	—	—	—	405,803	(29,955)
Total liabilities measured at fair value on a recurring basis	$468,360	$252,324	$—	$(279,135)	$—	$—	$—	$555	$9,844	$—	$1,249	$493,419	$(29,955)

(1)    Represents certain freestanding and embedded derivatives.

(2)     Represents liabilities related to fixed indexed annuities.

For the year ended December 31, 2016 (Successor Company), there were $75.7 million of transfers into Level 3.

For the year ended December 31, 2016 (Successor Company), $221.5 million of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2016 (Successor Company).

For the year ended December 31, 2016 (Successor Company), there were $12.2 million of transfers from Level 2 to Level 1.

For the year ended December 31, 2016 (Successor Company), $0.1 million of securities were transferred from Level 1. In addition, there was transfers of $169.4 million in other long-term investments and $120.0 million in other liabilities from Level 1 to Level 2.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of February 1, 2015 to December 31, 2015 (Successor Company), for which the Company has used significant unobservable inputs (Level 3):

		Total Realized and Unrealized Gains		Total Realized and Unrealized Losses									Total Gains (losses) included in Earnings related to Instruments
	Beginning Balance	Included in Earnings	Included in Other Comprehensive Income	Included in Earnings	Included in Other Comprehensive Income	Purchases	Sales	Issuances	Settlements	Transfers in/out of Level 3	Other	Ending Balance	still held at the Reporting Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	603,646	—	11,040	(92)	(17,076)	—	(9,677)	—	—	—	(810)	587,031	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—	—	(3,675)	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	1,307,259	4,367	24,490	(963)	(52,898)	199,924	(407,052)	—	—	(164,588)	(8,420)	902,119	—
Total fixed maturity securities— available-for-sale	1,914,583	4,367	35,530	(1,055)	(69,974)	199,924	(420,404)	—	—	(164,588)	(9,230)	1,489,153	—
Fixed maturity securities—trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	169,473	6,260	—	(7,967)	—	2,000	(15,154)	—	—	(1,982)	282	152,912	(5,804)
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	25,130	501	—	(1,407)	—	—	(5,805)	—	—	—	(194)	18,225	(1,430)
Total fixed maturity securities—trading	194,603	6,761	—	(9,374)	—	2,000	(20,959)	—	—	(1,982)	88	171,137	(7,234)
Total fixed maturity securities	2,109,186	11,128	35,530	(10,429)	(69,974)	201,924	(441,363)	—	—	(166,570)	(9,142)	1,660,290	(7,234)
Equity securities	66,691	—	44	—	—	—	(231)	—	—	—	—	66,504	—
Other long-term investments(1)	64,200	52,792	—	(48,608)	—	—	—	—	—	—	—	68,384	4,184
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	2,240,077	63,920	35,574	(59,037)	(69,974)	201,924	(441,594)	—	—	(166,570)	(9,142)	1,795,178	(3,050)
Total assets measured at fair value on a recurring basis	$2,240,077	$63,920	$35,574	$(59,037)	$(69,974)	$201,924	$(441,594)	$—	$—	$(166,570)	$(9,142)	$1,795,178	$(3,050)

Liabilities:
Annuity account balances(2)	$98,279	$—	$—	$(6,156)	$—	$—	$—	$368	$12,291	$—	$—	$92,512	$—
Other liabilities(1)	530,118	278,171	—	(123,901)	—	—	—	—	—	—	—	375,848	154,270
Total liabilities measured at fair value on a recurring basis	$628,397	$278,171	$—	$(130,057)	$—	$—	$—	$368	$12,291	$—	$—	$468,360	$154,270

(1)         Represents certain freestanding and embedded derivatives.

(2)         Represents liabilities related to fixed indexed annuities.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers of securities into Level 3.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $166.6 million transfers of securities were transferred into Level 2. This amount was transferred from Level 3. These transfers resulted from securities that were priced internally using significant unobservable inputs where market observable inputs were not available in previous periods but were priced by independent pricing services or brokers as of December 31, 2015 (Successor Company).

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $90.4 million of securities were transferred from Level 2 to Level 1.

For the period of February 1, 2015 to December 31, 2015 (Successor Company), $21.0 million of securities were transferred out of Level 1.

The following table presents a reconciliation of the beginning and ending balances for fair value measurements for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), for which the Company has used significant unobservable inputs (Level 3):

													Total Gains
													(losses)
													included in
		Total		Total									Earnings
		Realized and Unrealized		Realized and Unrealized									related to
		Gains		Losses									Instruments
			Included in		Included in								still held at
		Included	Other	Included	Other					Transfers			the
	Beginning	in	Comprehensive	in	Comprehensive					in/out of		Ending	Reporting
	Balance	Earnings	Income	Earnings	Income	Purchases	Sales	Issuances	Settlements	Level 3	Other	Balance	Date
	(Dollars In Thousands)
Assets:
Fixed maturity securities available-for-sale
Residential mortgage-backed securities	$3	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3	$—
Commercial mortgage-backed securities	—	—		—	—	—	—	—	—			—	—
Other asset-backed securities	563,961	—	—	—	(3,867)	—	(32)	—	—	43,205	379	603,646	—
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals, and political subdivisions	3,675	—	—	—	—	—	—	—	—	—	—	3,675	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	1,325,683	—	12,282	—	(23,029)	—	(7,062)	—	—	—	(615)	1,307,259	—
Total fixed maturity securities - available-for-sale	1,893,322	—	12,282	—	(26,896)	—	(7,094)	—	—	43,205	(236)	1,914,583	—
Fixed maturity securities - trading
Residential mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial mortgage-backed securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Other asset-backed securities	169,461	586	—	(139)	—	—	(472)	—	—	—	37	169,473	447
U.S. government-related securities	—	—	—	—	—	—	—	—	—	—	—	—
States, municipals and political subdivisions	—	—	—	—	—	—	—	—	—	—	—	—	—
Other government-related securities	—	—	—	—	—	—	—	—	—	—	—	—	—
Corporate securities	24,744	602	—	(196)	—	—	(20)	—	—	—	—	25,130	406
Total fixed maturity securities - trading	194,205	1,188	—	(335)	—	—	(492)	—	—	—	37	194,603	853
Total fixed maturity securities	2,087,527	1,188	12,282	(335)	(26,896)	—	(7,586)	—	—	43,205	(199)	2,109,186	853
Equity securities	66,691	—	—	—	—	—	—	—	—	—	—	66,691	—
Other long-term investments(1)	44,625	16,617	—	(15,166)	—	—	—	—	—	—	—	46,076	1,451
Short-term investments	—	—	—	—	—	—	—	—	—	—	—	—	—
Total investments	2,198,843	17,805	12,282	(15,501)	(26,896)	—	(7,586)	—	—	43,205	(199)	2,221,953	2,304
Total assets measured at fair value on a recurring basis	$2,198,843	$17,805	$12,282	$(15,501)	$(26,896)	$—	$(7,586)	$—	$—	$43,205	$(199)	$2,221,953	$2,304

Liabilities:
Annuity account balances(2)	$97,825	$—	$—	$(536)	$—	$—	$—	$7	$419	$—	$—	$97,949	$—
Other liabilities(1)	506,343	61	—	(125,995)	—	—	—	—	—	—	—	632,277	(125,934)
Total liabilities measured at fair value on a recurring basis	$604,168	$61	$—	$(126,531)	$—	$—	$—	$7	$419	$—	$—	$730,226	$(125,934)

(1)   Represents certain freestanding and embedded derivatives.

(2)   Represents liabilities related to fixed indexed annuities.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), $43.2 million of securities were transferred into Level 3. This amount was transferred from Level 2. These transfers resulted from securities that were priced by independent pricing services or brokers in previous periods, using no significant unobservable inputs, but were priced internally using significant unobservable inputs where market observable inputs were no longer available as of January 31, 2015 (Predecessor Company). All transfers are recognized as of the end of the period.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 3 to Level 2.

For the period of January 1, 2015 to January 31, 2015 (Predecessor Company), there were no transfers from Level 2 to Level 1, and there were no transfers out of Level 1.

Total realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either realized investment gains (losses) within the consolidated statements of income (loss) or other comprehensive income (loss) within shareowner’s equity based on the appropriate accounting treatment for the item.

Purchases, sales, issuances, and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily relates to purchases and sales of fixed maturity securities and issuances and settlements of fixed indexed annuities.

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur. The asset transfers in the table(s) above primarily related to positions moved from Level 3 to Level 2 as the Company determined that certain inputs were observable.

The amount of total gains (losses) for assets and liabilities still held as of the reporting date primarily represents changes in fair value of trading securities and certain derivatives that exist as of the reporting date and the change in fair value of fixed indexed annuities.

Estimated Fair Value of Financial Instruments

The carrying amounts and estimated fair values of the Company’s financial instruments as of the periods shown below are as follows:

		Successor Company
		As of December 31,
		2016		2015
	Fair Value Level	Carrying Amounts	Fair Values	Carrying Amounts	Fair Values
		(Dollars In Thousands)
Assets:
Mortgage loans on real estate	3	$6,132,125	$5,930,992	$5,662,812	$5,529,803
Policy loans	3	1,650,240	1,650,240	1,699,508	1,699,508
Fixed maturities, held-to-maturity(1)	3	2,770,177	2,733,340	593,314	515,000

Liabilities:
Stable value product account balances	3	$3,501,636	$3,488,877	$2,131,822	$2,124,712
Future policy benefits and claims(2)	3	221,634	221,658	226,499	226,527
Other policyholders’ funds(3)	3	135,367	136,127	132,840	133,657

Debt:
Non-recourse funding obligations(4)	3	$2,973,829	$2,939,387	$1,951,563	$1,621,773

Except as noted below, fair values were estimated using quoted market prices.

(1)         Securities purchased from unconsolidated subsidiaries, Red Mountain LLC and Steel City LLC.

(2)         Single premium immediate annuity without life contingencies.

(3)         Supplementary contracts without life contingencies.

(4)         Of this carrying amount $565.0 million, fair value of $567.1 million, as of December 31, 2016 (Successor Company) and $500.0 million, fair value of $495.5 million, as of December 31, 2015 (Successor Company), relates to non-recourse funding obligations issued by Golden Gate V.

Fair Value Measurements

Mortgage Loans on Real Estate

The Company estimates the fair value of mortgage loans using an internally developed model. This model includes inputs derived by the Company based on assumed discount rates relative to the Company’s current mortgage loan lending rate and an expected cash flow analysis based on a review of the mortgage loan terms. The model also contains the Company’s determined representative risk adjustment assumptions related to credit and liquidity risks.

Policy Loans

The Company believes the fair value of policy loans approximates book value. Policy loans are funds provided to policy holders in return for a claim on the policy. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of repayments, the Company believes the fair value of policy loans approximates carrying value.

Fixed Maturities, Held-to-Maturity

The Company estimates the fair value of its fixed maturity, held-to-maturity securities using internal discounted cash flow models. The discount rates used in the model are based on a current market yield for similar financial instruments.

Stable Value Product and Other Investment Contract Balances

The Company estimates the fair value of stable value product account balances and other investment contract balances (included in Future policy benefits and claims as well as Other policyholder funds line items on our balance sheet) using models based on discounted expected cash flows. The discount rates used in the models are based on a current market rate for similar financial instruments.

Previously, the Company’s policy had been to disclose the fair value of annuity account balances, as reported on the consolidated balance sheets, in the table above. During 2016, the Company revised its classification criteria with respect to the disclosure of its insurance products to include only guaranteed investment contracts, term-certain annuities, and similar products which are classified as investment contracts pursuant to ASC 944 - Insurance Contracts. Amounts in the table above, including the comparative figures as of December 31, 2015 (Successor Company), reflect this policy change, which the Company believes this provides more detailed and useful information to financial statement users.

Non-Recourse Funding Obligations

The Company estimates the fair value of its non-recourse funding obligations using internal discounted cash flow models. The discount rates used in the model were based on a current market yield for similar financial instruments.

8.                                    DERIVATIVE FINANCIAL INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

The Company utilizes a risk management strategy that incorporates the use of derivative financial instruments to reduce exposure to certain risks, including but not limited to, interest rate risk, inflation risk, currency exchange risk, volatility risk, and equity market risk. These strategies are developed through the Company’s analysis of data from financial simulation models and other internal and industry sources, and are then incorporated into the Company’s risk management program.

Derivative instruments expose the Company to credit and market risk and could result in material changes from period to period. The Company attempts to minimize its credit risk by entering into transactions with highly rated counterparties. The Company manages the market risk by establishing and monitoring limits as to the types and degrees of risk that may be undertaken. The Company monitors its use of derivatives in connection with its overall asset/liability management programs and risk management strategies. In addition, all derivative programs are monitored by our risk management department.

Derivatives Related to Interest Rate Risk Management

Derivative instruments that are used as part of the Company’s interest rate risk management strategy include interest rate swaps, interest rate futures, interest rate caps, and interest rate swaptions.

Derivatives Related to Risk Mitigation of Certain Annuity Contracts

The Company may use the following types of derivative contracts to mitigate its exposure to certain guaranteed benefits related to VA contracts and fixed indexed annuities:

•                  Foreign Currency Futures

•                  Variance Swaps

•                  Interest Rate Futures

•                  Equity Options

•                  Equity Futures

•                  Interest Rate Swaps

•                  Interest Rate Swaptions

•                  Volatility Futures

•                  Volatility Options

•                  Funds Withheld Agreement

•                  Total Return Swaps

Other Derivatives

The Company and certain of its subsidiaries have derivatives with PLC. These derivatives consist of an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

The Company has a funds withheld account that consists of various derivative instruments held by us that is used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Accounting for Derivative Instruments

The Company records its derivative financial instruments in the consolidated balance sheet in “other long-term investments” and “other liabilities” in accordance with GAAP, which requires that all derivative instruments be recognized in the balance sheet at fair value. The change in the fair value of derivative financial instruments is reported either in the statement of income or in other comprehensive income (loss), depending upon whether it qualified for and also has been properly identified as being part of a hedging relationship, and also on the type of hedging relationship that exists.

For a derivative financial instrument to be accounted for as an accounting hedge, it must be identified and documented as such on the date of designation. For cash flow hedges, the effective portion of their realized gain or loss is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged item impacts earnings. Any remaining gain or loss, the ineffective portion, is recognized in current earnings. For fair value hedge derivatives, their gain or loss as well as the offsetting loss or gain attributable to the hedged risk of the hedged item is recognized in current earnings. Effectiveness of the Company’s hedge relationships is assessed on a quarterly basis.

The Company reports changes in fair values of derivatives that are not part of a qualifying hedge relationship through earnings in the period of change. Changes in the fair value of derivatives that are recognized in current earnings are reported in “Realized investment gains (losses)—Derivative financial instruments”.

Derivative Instruments Designated and Qualifying as Hedging Instruments

Cash-Flow Hedges

•                  To hedge certain inflation-adjusted funding agreements, the Company entered into swaps to essentially convert the floating CPI-linked interest rate on the agreements to a fixed rate. The Company paid a fixed rate on the swap and received a floating rate primarily determined by the period’s change in the CPI. The amounts received on the swaps almost equal to the amounts that were paid on the agreements. None of these positions were held as of December 31, 2016 (Successor Company), as these funding agreements and correlating swaps matured in June 2015.

•                  To hedge a fixed rate note denominated in a foreign currency, the Company entered into a fixed-to-fixed foreign currency swap in order to hedge the foreign currency exchange risk associated with the note. The cash flows received on the swap are identical to the cash flow paid on the note.

Derivative Instruments Not Designated and Not Qualifying as Hedging Instruments

The Company uses various other derivative instruments for risk management purposes that do not qualify for hedge accounting treatment. Changes in the fair value of these derivatives are recognized in earnings during the period of change.

Derivatives Related to Variable Annuity Contracts

•                  The Company uses equity, interest rate, currency, and volatility futures to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity and interest rate markets, foreign currency levels, and overall volatility.

•                  The Company uses equity options, variance swaps, and volatility options to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products. In general, the cost of such benefits varies with the level of equity markets and overall volatility.

•                  The Company uses interest rate swaps and interest rate swaptions to mitigate the risk related to certain guaranteed minimum benefits, including GLWB, within its VA products.

•                  The Company markets certain VA products with a GLWB rider. The GLWB component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

•                  The Company has a funds withheld account that consists of various derivative instruments held by the Company that are used to hedge the GLWB and GMDB riders. The economic performance of derivatives in the funds withheld account is ceded to Shades Creek. The funds withheld account is accounted for as a derivative financial instrument.

Derivatives Related to Fixed Annuity Contracts

•                  The Company uses equity futures and options to mitigate the risk within its fixed indexed annuity products. In general, the cost of such benefits varies with the level of equity and overall volatility.

•                  The Company markets certain fixed indexed annuity products. The FIA component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Derivatives Related to Indexed Universal Life Contracts

•                  The Company uses equity futures and options to mitigate the risk within its indexed universal life products. In general, the cost of such benefits varies with the level of equity markets.

•                  The Company markets certain IUL products. The IUL component is considered an embedded derivative, not considered to be clearly and closely related to the host contract.

Other Derivatives

•                  The Company and certain of its subsidiaries have an interest support agreement, YRT premium support agreements, and portfolio maintenance agreements with PLC.

•                  The Company uses various swaps and other types of derivatives to manage risk related to other exposures.

•                  The Company is involved in various modified coinsurance arrangements which contain embedded derivatives. Changes in their fair value are recorded in current period earnings. The investment portfolios that support the related modified coinsurance reserves had fair value changes which substantially offset the gains or losses on these embedded derivatives.

The following table sets forth realized investments gains and losses for the periods shown:

Realized investment gains (losses) - derivative financial instruments

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Derivatives related to variable annuity contracts:
Interest rate futures - VA	$(3,450)	$(14,818)	$1,413	$27,801
Equity futures - VA	(106,431)	(5,033)	9,221	(26,104)
Currency futures - VA	33,836	7,169	7,778	14,433
Variance swaps - VA	—	—	—	(744)
Equity options - VA	(60,962)	(27,733)	3,047	(41,216)
Interest rate swaptions - VA	(1,161)	(13,354)	9,268	(22,280)
Interest rate swaps - VA	20,420	(85,942)	122,710	214,164
Embedded derivative - GLWB	13,306	6,512	(68,503)	(119,844)
Funds withheld derivative	115,540	30,117	(9,073)	47,792
Total derivatives related to VA contracts	11,098	(103,082)	75,861	94,002
Derivatives related to FIA contracts:
Embedded derivative - FIA	(16,494)	(738)	1,769	(16,932)
Equity futures - FIA	4,248	(355)	(184)	870
Volatility futures - FIA	—	5	—	20
Equity options - FIA	8,149	1,211	(2,617)	9,906
Total derivatives related to FIA contracts	(4,097)	123	(1,032)	(6,136)
Derivatives related to IUL contracts:
Embedded derivative - IUL	9,529	(614)	(486)	(8)
Equity futures - IUL	129	144	3	15
Equity options - IUL	3,477	(540)	(115)	150
Total derivatives related to IUL contracts	13,135	(1,010)	(598)	157
Embedded derivative - Modco reinsurance treaties	390	166,092	(68,026)	(105,276)
Interest rate swaps	—	—	—	—
Derivatives with PLC(1)	29,289	(3,778)	15,863	4,085
Other derivatives	(25)	91	(37)	(324)
Total realized gains (losses) - derivatives	$49,790	$58,436	$22,031	$(13,492)

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

The following table sets forth realized investments gains and losses for the Modco trading portfolio that is included in realized investment gains (losses) — all other investments:

Realized investment gains (losses) - all other investments

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Modco trading portfolio(1)	$67,583	$(167,359)	$73,062	$142,016

(1)         The Company elected to include the use of alternate disclosures for trading activities.

The following tables present the components of the gain or loss on derivatives that qualify as a cash flow hedging relationship:

Gain (Loss) on Derivatives in Cash Flow Relationship

	Amount of Gains (Losses) Deferred in Accumulated Other Comprehensive Income (Loss) on	Amount and Location of Gains (Losses) Reclassified from Accumulated Other Comprehensive Income (Loss) into Income (Loss)	Amount and Location of (Losses) Recognized in Income (Loss) on Derivatives
	Derivatives	(Effective Portion)	(Ineffective Portion)
	(Effective Portion)	Benefits and settlement expenses	Realized investment gains (losses)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Foreign Currency Swaps	$1,058	$(60)	$—
Total	$1,058	$(60)	$—

Successor Company
February 1, 2015 to December 31, 2015
Inflation	$(131)	$(131)	$73
Total	$(131)	$(131)	$73

Predecessor Company
January 1, 2015 to January 31, 2015
Inflation	$13	$(36)	$(7)
Total	$13	$(36)	$(7)

Predecessor Company
For The Year Ended December 31, 2014
Inflation	$(4)	$(1,777)	$(223)
Total	$(4)	$(1,777)	$(223)

Based on expected cash flows of the underlying hedged items, the Company expects to reclassify $0.8 million out of accumulated other comprehensive income into earnings during the next twelve months.

The table below presents information about the nature and accounting treatment of the Company’s primary derivative financial instruments and the location in and effect on the consolidated financial statements for the periods presented below:

	Successor Company
	As of December 31,
	2016		2015
	Notional Amount	Fair Value	Notional Amount	Fair Value
	(Dollars In Thousands)		(Dollars In Thousands)
Other long-term investments
Cash flow hedges:
Foreign currency swaps	$117,178	$132	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	1,135,000	71,644	1,435,000	66,408
Derivatives with PLC(1)	2,808,807	48,878	1,619,200	18,161
Embedded derivative - Modco reinsurance treaties	64,123	2,573	64,593	1,215
Embedded derivative - GLWB	2,045,529	64,064	1,723,081	49,007
Interest rate futures	102,587	894	282,373	1,537
Equity futures	654,113	5,805	262,485	1,275
Currency futures	340,058	7,883	226,936	2,499
Equity options	3,944,444	328,908	2,198,340	179,458
Interest rate swaptions	225,000	2,503	225,000	3,663
Other	212	149	242	347
	$11,437,051	$533,433	$8,037,250	$323,570
Other liabilities
Cash flow hedges:
Inflation	$—	$—	$—	$—
Derivatives not designated as hedging instruments:
Interest rate swaps	575,000	10,208	475,000	16,579
Embedded derivative - Modco reinsurance treaties	2,450,692	141,301	2,473,427	178,362
Funds withheld derivative	1,557,237	91,267	1,149,664	102,378
Embedded derivative - GLWB	1,849,400	71,082	1,834,308	67,528
Embedded derivative - FIA	1,496,346	147,368	1,110,790	100,329
Embedded derivative - IUL	103,838	46,051	57,760	29,629
Interest rate futures	993,842	6,611	793,763	1,539
Equity futures	102,667	2,907	233,412	2,599
Currency futures	—	—	46,692	1,115
Equity options	2,590,160	157,253	1,205,204	22,167
	$11,719,182	$674,048	$9,380,020	$522,225

(1)         These derivatives include an interest support, YRT premium support, and portfolio maintenance agreements between certain of the Company’s subsidiaries and PLC.

9.                                    OFFSETTING OF ASSETS AND LIABILITIES

Certain of the Company’s derivative instruments are subject to enforceable master netting arrangements that provide for the net settlement of all derivative contracts between the Company and a counterparty in the event of default or upon the occurrence of certain termination events. Collateral support agreements associated with each master netting arrangement provide that the Company will receive or pledge financial collateral in the event either minimum thresholds, or in certain cases ratings levels, have been reached. Additionally, certain of the Company’s repurchase agreements provide for net settlement on termination of the agreement. Refer to Note 15, Debt and Other Obligations for details of the Company’s repurchase agreement programs.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2016 (Successor Company):

	Gross	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$417,769	$—	$417,769	$171,384	$100,890	$145,495
Total derivatives, subject to a master netting arrangement or similar arrangement	417,769	—	417,769	171,384	100,890	145,495
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	2,573	—	2,573	—	—	2,573
Embedded derivative - GLWB	64,064	—	64,064	—	—	64,064
Derivatives with PLC	48,878	—	48,878	—	—	48,878
Other	149	—	149	—	—	149
Total derivatives, not subject to a master netting arrangement or similar arrangement	115,664	—	115,664	—	—	115,664
Total derivatives	533,433	—	533,433	171,384	100,890	261,159
Total Assets	$533,433	$—	$533,433	$171,384	$100,890	$261,159

	Gross	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	Amounts of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$176,979	$—	$176,979	$171,384	$5,595	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	176,979	—	176,979	171,384	5,595	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	141,301	—	141,301	—	—	141,301
Funds withheld derivative	91,267	—	91,267	—	—	91,267
Embedded derivative - GLWB	71,082	—	71,082	—	—	71,082
Embedded derivative - FIA	147,368	—	147,368	—	—	147,368
Embedded derivative - IUL	46,051	—	46,051	—	—	46,051
Total derivatives, not subject to a master netting arrangement or similar arrangement	497,069	—	497,069	—	—	497,069
Total derivatives	674,048	—	674,048	171,384	5,595	497,069
Repurchase agreements(1)	797,721	—	797,721	—	—	797,721
Total Liabilities	$1,471,769	$—	$1,471,769	$171,384	$5,595	$1,294,790

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

The tables below present the derivative instruments by assets and liabilities for the Company as of December 31, 2015 (Successor Company).

	Gross Amounts	Gross Amounts Offset in the	Net Amounts of Assets Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	of Recognized Assets	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Received	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Assets
Derivatives:
Free-Standing derivatives	$254,840	$—	$254,840	$42,382	$105,842	$106,616
Total derivatives, subject to a master netting arrangement or similar arrangement	254,840	—	254,840	42,382	105,842	106,616
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	1,215	—	1,215	—	—	1,215
Embedded derivative - GLWB	49,007	—	49,007	—	—	49,007
Derivatives with PLC	18,161	—	18,161	—	—	18,161
Other	347	—	347	—	—	347
Total derivatives, not subject to a master netting arrangement or similar arrangement	68,730	—	68,730	—	—	68,730
Total derivatives	323,570	—	323,570	42,382	105,842	175,346
Total Assets	$323,570	$—	$323,570	$42,382	$105,842	$175,346

	Gross Amounts	Gross Amounts Offset in the	Net Amounts of Liabilities Presented in the	Gross Amounts Not Offset in the Statement of Financial Position
	of Recognized Liabilities	Statement of Financial Position	Statement of Financial Position	Financial Instruments	Cash Collateral Paid	Net Amount
	(Dollars In Thousands)
Offsetting of Derivative Liabilities
Derivatives:
Free-Standing derivatives	$43,999	$—	$43,999	$42,382	$1,617	$—
Total derivatives, subject to a master netting arrangement or similar arrangement	43,999	—	43,999	42,382	1,617	—
Derivatives not subject to a master netting arrangement or similar arrangement
Embedded derivative - Modco reinsurance treaties	178,362	—	178,362	—	—	178,362
Funds withheld derivative	102,378	—	102,378	—	—	102,378
Embedded derivative - GLWB	67,528	—	67,528	—	—	67,528
Embedded derivative - FIA	100,329	—	100,329	—	—	100,329
Embedded derivative - IUL	29,629	—	29,629	—	—	29,629
Total derivatives, not subject to a master netting arrangement or similar arrangement	478,226	—	478,226	—	—	478,226
Total derivatives	522,225	—	522,225	42,382	1,617	478,226
Repurchase agreements(1)	438,185	—	438,185	—	—	438,185
Total Liabilities	$960,410	$—	$960,410	$42,382	$1,617	$916,411

(1)   Borrowings under repurchase agreements are for a term less than 90 days.

10.          MORTGAGE LOANS

Mortgage Loans

The Company invests a portion of its investment portfolio in commercial mortgage loans. As of December 31, 2016 (Successor Company), the Company’s mortgage loan holdings were approximately $6.1 billion. The Company has specialized in making loans on credit-oriented commercial properties, credit-anchored strip shopping centers, senior living facilities, and apartments. The Company’s underwriting procedures relative to its commercial loan portfolio are based, in the Company’s view, on a conservative and disciplined approach. The Company concentrates on a small number of commercial real estate asset types associated with the necessities of life (retail, multi-family, senior living, professional office buildings, and warehouses). The Company believes that these asset types tend to weather economic downturns better than other commercial asset classes in which it has chosen not to participate. The Company believes this disciplined approach has helped to maintain a relatively low delinquency and foreclosure rate throughout its history. The majority of the Company’s mortgage loans portfolio was underwritten by the Company. From time to time, the Company may acquire loans in conjunction with an acquisition.

The Company’s commercial mortgage loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, and net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income.

As of February 1, 2015, all mortgage loans were measured at fair value. Each mortgage loan was individually analyzed to determine the fair value. Each loan was either analyzed and assigned a discount rate or given an impairment, based on whether facts and circumstances which, as of the acquisition date, indicated less than full projected collections of contractual principal and interest payments. Various market factors were considered in determining the net present value of the expected cash flow stream or underlying real estate collateral, including the characteristics of the borrower, the underlying collateral, underlying credit worthiness of the tenants, and tenant payment history. Known events and risks, such as refinancing risks, were also considered in the fair value determination. In certain cases, fair value was based on the net present value of the expected cash flow stream or the underlying value of the real estate collateral.

The following table includes a breakdown of the Company’s commercial mortgage loan portfolio by property type as of December 31, 2016 (Successor Company):

Type	Percentage of Mortgage Loans on Real Estate
Retail	56.5%
Office Buildings	12.1
Apartments	8.9
Warehouses	9.6
Senior housing	8.3
Other	4.6
100.0%

The Company specializes in originating mortgage loans on either credit-oriented or credit-anchored commercial properties. No single tenant’s exposure represents more than 1.7% of mortgage loans. Approximately 65.7% of the mortgage loans are on properties located in the following states:

State	Percentage of Mortgage Loans on Real Estate
Alabama	11.0%
Texas	9.9
Florida	8.5
Georgia	7.7
Tennessee	6.3
Utah	5.1
North Carolina	4.8
Ohio	4.8
California	4.0
South Carolina	3.6
65.7%

During the year ended December 31, 2016 (Successor Company), the Company funded approximately $1.4 billion of new loans, with an average loan size of $7.8 million. The average size mortgage loan in the portfolio as of December 31, 2016 (Successor Company), was $3.4 million and the weighted-average interest rate was 5.0%. The largest single mortgage loan at December 31, 2016 (Successor Company) was $48.6 million.

Certain of the mortgage loans have call options that occur within the next 12 years. However, if interest rates were to significantly increase, we may be unable to exercise the call options on our existing mortgage loans commensurate with the significantly increased market rates. Assuming the loans are called at their next call dates, approximately $167.6 million would become due in 2017, $938.3 million in 2018 through 2022, $131.0 million in 2023 through 2027, and $10.2 million thereafter.

The Company offers a type of commercial mortgage loan under which the Company will permit a loan-to-value ratio of up to 85% in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), approximately $595.2 million and $449.2 million, respectively, of the Company’s mortgage loans have this participation feature. Cash flows received as a result of this participation feature are recorded as interest income. During the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company recognized $16.7 million, $29.8 million, and $0.1 million of participating mortgage loan income, respectively.

As of December 31, 2016 (Successor Company), approximately $1.5 million of invested assets consisted of nonperforming mortgage loans, restructured mortgage loans, or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2016 (Successor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. During the year ended December 31, 2016 (Successor Company), the Company recognized a troubled debt restructuring as a result of the Company granting a concession to a borrower which included loans terms unavailable from other lenders and reduced the expected cash flows on the loan. This concession was the result of agreements between the creditor and the debtor. The Company did not identify any loans whose principal was permanently impaired during the year ended December 31, 2016 (Successor Company).

As of December 31, 2015 (Successor Company), approximately $4.7 million of invested assets consisted of nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate properties since February 1, 2015 (Successor Company). The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company entered into certain mortgage loan transactions that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in the Company’s investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company) included either the acceptance of assets in satisfaction of principal during the respective periods or at a future date and were the result of agreements between the creditor and the debtor. During the period of February 1, 2015 to December 31, 2015 (Successor Company), the Company accepted or agreed to accept assets of $15.8 million in satisfaction of $21.1 million of principal and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company accepted or agreed to accept assets of $11.3 million in satisfaction of $13.8 million of principal. Of the amounts accepted or agreed to accept in satisfaction of principal during the period of February 1, 2015 to December 31, 2015 (Successor Company) $3.7 million related to foreclosures. These transactions resulted in no material realized losses in the Company’s investment in mortgage loans net of existing discounts for mortgage loans losses for the period of February 1, 2015 to December 31, 2015 (Successor Company).

As of December 31, 2014 (Predecessor Company), approximately $24.5 million, or 0.05%, of invested assets consisted of nonperforming, restructured or mortgage loans that were foreclosed and were converted to real estate properties. The Company does not expect these investments to adversely affect its liquidity or ability to maintain proper matching of assets and liabilities. During the year ended December 31, 2014 (Predecessor Company), certain mortgage loan transactions occurred that were accounted for as troubled debt restructurings. For all mortgage loans, the impact of troubled debt restructurings is generally reflected in our investment balance and in the allowance for mortgage loan credit losses. Transactions accounted for as troubled debt restructurings during the year ended December 31, 2014 (Predecessor Company) included either the acceptance of assets in satisfaction of principal at a future date or the recognition of permanent impairments to principal, and were the result of agreements between the creditor and the debtor. During the year ended December 31, 2014 (Predecessor Company), the Company accepted or agreed to accept assets of $33.0 million in satisfaction of $41.7 million of principal. The Company also identified one loan whose principal of $12.6 million was permanently impaired to a value of $7.3 million. These transactions resulted in realized losses of $10.3 million and a decrease in the Company’s investment in mortgage loans net of existing allowances for mortgage loans losses.

The Company’s mortgage loan portfolio consists of two categories of loans: 1) those not subject to a pooling and servicing agreement and 2) those subject to a contractual pooling and servicing agreement. As of December 31, 2016 (Successor Company), $1.5 million of mortgage loans not subject to a pooling and servicing agreement were nonperforming, restructured, or mortgage loans that were foreclosed and were converted to real estate. None of the restructured loans were nonperforming during the year ended December 31, 2016 (Successor Company). The Company foreclosed on $1.0 million of nonperforming loans during the year ended December 31, 2016 (Successor Company).

As of December 31, 2016 (Successor Company), none of the loans subject to a pooling and servicing agreement were nonperforming or restructured. The Company did not foreclose on any nonperforming loans subject to a pooling and servicing agreement during the year ended December 31, 2016 (Successor Company).

As of December 31, 2016 (Successor Company), the Company had an allowance for mortgage loan credit losses of $0.7 million and as of December 31, 2015 (Successor Company), there was no allowance for mortgage loan credit losses. Due to the Company’s loss experience and nature of the loan portfolio, the Company believes that a collectively evaluated allowance would be inappropriate. The Company believes an allowance calculated through an analysis of specific loans that are believed to have a higher risk of credit impairment provides a more accurate presentation of expected losses in the portfolio and is consistent with the applicable guidance for loan impairments in ASC Subtopic 310. Since the Company uses the specific identification method for calculating the allowance, it is necessary to review the economic situation of each borrower to determine those that have higher risk of credit impairment. The Company has a team of professionals that monitors borrower conditions such as payment practices, borrower credit, operating performance, and property conditions, as well as ensuring the timely payment of property taxes and insurance. Through this monitoring process, the Company assesses the risk of each loan. When issues are identified, the severity of the issues are assessed and reviewed for possible credit impairment. If a loss is probable, an expected loss calculation is performed and an allowance is established for that loan based on the expected loss. The expected loss is calculated as the excess carrying value of a loan over either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the current estimated fair value of the loan’s underlying collateral. A loan may be subsequently charged off at such point that the Company no longer expects to receive cash payments, the present value of future expected payments of the renegotiated loan is less than the current principal balance, or at such time that the Company is party to foreclosure or bankruptcy proceedings associated with the borrower and does not expect to recover the principal balance of the loan.

A charge off is recorded by eliminating the allowance against the mortgage loan and recording the renegotiated loan or the collateral property related to the loan as investment real estate on the balance sheet, which is carried at the lower of the appraised fair value of the property or the unpaid principal balance of the loan, less estimated selling costs associated with the property:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$—	$—	$5,720
Charge offs	(4,682)	(2,561)	(861)
Recoveries	—	(638)	(2,359)
Provision	5,406	3,199	—
Ending balance	$724	$—	$2,500

It is the Company’s policy to cease accruing interest on loans that are over 90 days delinquent. For loans less than 90 days delinquent, interest is accrued unless it is determined that the accrued interest is not collectible. If a loan becomes over 90 days delinquent, it is the Company’s general policy to initiate foreclosure proceedings unless a workout arrangement to bring the loan current is in place. For loans subject to a pooling and servicing agreement, there are certain additional restrictions and/or requirements related to workout proceedings, and as such, these loans may have different attributes and/or circumstances affecting the status of delinquency or categorization of those in nonperforming status. An analysis of the delinquent loans is shown in the following chart:

	30-59 Days Delinquent	60-89 Days Delinquent	Greater than 90 Days Delinquent	Total Delinquent
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Commercial mortgage loans	$3,669	$—	$—	$3,669
Number of delinquent commercial mortgage loans	4	—	—	4
As of December 31, 2015
Commercial mortgage loans	$6,002	$1,033	$—	$7,035
Number of delinquent commercial mortgage loans	6	1	—	7

The Company’s commercial mortgage loan portfolio consists of mortgage loans that are collateralized by real estate. Due to the collateralized nature of the loans, any assessment of impairment and ultimate loss given a default on the loans is based upon a consideration of the estimated fair value of the real estate. The Company limits accrued interest income on impaired loans to ninety days of interest. Once accrued interest on the impaired loan is received, interest income is recognized on a cash basis. For information regarding impaired loans, please refer to the following chart:

	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Income
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Commercial mortgage loans:
With no related allowance recorded	$—	$—	$—	$—	$—	$—
With an allowance recorded	1,819	1,819	724	1,819	96	96
As of December 31, 2015
Commercial mortgage loans:
With no related allowance recorded	$1,694	$1,728	$—	$847	$104	$117
With an allowance recorded	—	—	—	—	—	—

As of December 31, 2015 (Successor Company), the Company did not carry any mortgage loans that have been modified in a troubled debt restructuring. Mortgage loans that were modified in a troubled debt restructuring as of December 31, 2016 (Successor Company) were as follows:

	Number of contracts	Pre-Modification Outstanding Recorded Investment	Post- Modification Outstanding Recorded Investment
		(Dollars In Thousands)
Successor Company
As of December 31, 2016
Troubled debt restructuring:
Commercial mortgage loans	1	$468	$468

11.          DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Deferred policy acquisition costs

The balances and changes in DAC are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$291,497	$—	$2,653,065
Capitalization of commissions, sales, and issue expenses	330,302	306,237	22,820
Amortization	(49,179)	(24,699)	1,080
Change in unrealized investment gains and losses	4,065	9,959	(96,830)
Balance, end of period	$576,685	$291,497	$2,580,135

Value of Business Acquired

The balances and changes in VOBA are as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$1,270,876	$1,278,063	$501,981
Acquisitions	285,092	—	—
Amortization	(101,119)	(70,367)	(5,895)
Change in unrealized gains and losses	(7,010)	69,226	(79,417)
Other	—	(6,046)	—
Balance, end of period	$1,447,839	$1,270,876	$416,669

As of February 1, 2015, the existing DAC and VOBA balance was written off in conjunction with the Merger previously disclosed in Note 4, Dai-ichi Merger, and in accordance with ASC Topic 805 - Business Combinations.

Concurrently, a VOBA asset was created representing the actuarial estimated present value of future cash flows from the Company’s insurance policies and investment contracts in-force on the date of the Merger.

Based on the balance recorded as of December 31, 2016 (Successor Company), the expected amortization of VOBA for the next five years is as follows:

Expected
Years	Amortization
(Dollars In Thousands)
2017	$129,610
2018	123,455
2019	116,523
2020	102,166
2021	90,317

12.          GOODWILL

During the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company decreased its goodwill balance by approximately $0.3 million. The decrease for the period of the Predecessor Company was due to an adjustment in the Acquisitions segment related to tax benefits realized during the period on the portion of tax goodwill in excess of GAAP basis goodwill. The goodwill balances associated with the Predecessor Company were replaced with newly established goodwill balances in conjunction with the Dai-ichi Merger, in accordance with ASC Topic 805, as described below.

On the date of the Merger, goodwill of $735.7 million was recognized as the excess of the purchase considerations over the fair value of identifiable assets acquired and liabilities assumed. During the measurement period subsequent to February 1, 2015, the Company has made adjustments to provisional amounts related to certain tax balances that resulted in a decrease to goodwill of $3.3 million from the amount recorded at the Merger date. The balance of goodwill associated with the Merger as of December 31, 2016 (Successor Company) is $732.4 million. During the fourth quarter of 2016, the Company performed its annual qualitative evaluation of goodwill based on the circumstances that existed as of October 1, 2016 (Successor Company) and determined that there was no indication that its segment goodwill was more likely than not impaired, thus no quantitative assessment was performed and no adjustment to impair goodwill was necessary. The Company has assessed whether events have occurred subsequent to October 1, 2016 that would impact the Company’s conclusion and no such events were identified. As of December 31, 2016 (Successor Company), the Company increased its goodwill balance by approximately $61.0 million in the Asset Protection segment, which was attributed to the US Warranty acquisition. Refer to Note 3, Significant Transactions. The balance of goodwill for the Company as of December 31, 2016 (Successor Company) was $793.5 million. See Note 3, Significant Transactions for more information.

13.                             CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues variable universal life and VA products through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. The Company also offers, for our VA products, certain GMDB. The most significant of these guarantees involve 1) return of the highest anniversary date account value, or 2) return of the greater of the highest anniversary date account value or the last anniversary date account value compounded at 5% interest or 3) return of premium. The GLWB rider provides the contract holder with protection against certain adverse market impacts on the amount they can withdraw and is classified as an embedded derivative and is carried at fair value on the Company’s balance sheet. The VA separate account balances subject to GLWB were $9.5 billion as of December 31, 2016 (Successor Company). For more information regarding the valuation of and income impact of GLWB, please refer to Note 2, Summary of Significant Accounting Policies, Note 7, Fair Value of Financial Instruments, and Note 8, Derivative Financial Instruments.

The GMDB reserve is calculated by applying a benefit ratio, equal to the present value of total expected GMDB claims divided by the present value of total expected contract assessments, to cumulative contract assessments. This amount is then adjusted by the amount of cumulative GMDB claims paid and accrued interest. Assumptions used in the calculation of the GMDB reserve were as follows: mean investment performance of 6.83%, age-based mortality from the National Association of Insurance Commissioners 1994 Variable Annuity MGDB Mortality Table for company and industry experience, lapse rates ranging from 0.5% - 38.7% (depending on product type and duration), and an average discount rate of 5.1%. Changes in the GMDB reserve are included in benefits and settlement expenses in the accompanying consolidated statements of income.

The VA separate account balances subject to GMDB were $12.6 billion as of December 31, 2016 (Successor Company). The total GMDB amount payable based on VA account balances as of December 31, 2016 (Successor Company), was $142.4 million (including $123.1 million in the Annuities segment and $19.3 million in the Acquisitions segment) with a GMDB reserve of $24.7 million and $3.1 million in the Annuities and Acquisitions segment, respectively. The average attained age of contract holders as of December 31, 2016 for the Company was 70.

These amounts exclude certain VA business which has been 100% reinsured to Commonwealth Annuity and Life Insurance Company (formerly known as Allmerica Financial Life Insurance and Annuity Company) (“CALIC”) under a Modco agreement. The guaranteed amount payable associated with the annuities reinsured to CALIC was $10.2 million and is included in the Acquisitions segment. The average attained age of contract holders as of December 31, 2016 (Successor Company), was 66 years.

Activity relating to GMDB reserves (excluding those 100% reinsured under the Modco agreement) is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Beginning balance	$29,931	$23,893	$21,695	$13,608
Incurred guarantee benefits	(682)	8,285	2,506	10,130
Less: Paid guarantee benefits	1,414	2,247	442	2,043
Ending balance	$27,835	$29,931	$23,759	$21,695

Account balances of variable annuities with guarantees invested in variable annuity separate accounts are as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Equity mutual funds	$8,071,204	$5,476,366
Fixed income mutual funds	5,085,864	7,184,528
Total	$13,157,068	$12,660,894

Certain of the Company’s fixed annuities and universal life products have a sales inducement in the form of a retroactive interest credit (“RIC”). In addition, certain annuity contracts provide a sales inducement in the form of a bonus interest credit. The Company maintains a reserve for all interest credits earned to date. The Company defers the expense associated with the RIC and bonus interest credits each period and amortizes these costs in a manner similar to that used for DAC.

Activity in the Company’s deferred sales inducement asset was as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Deferred asset, beginning of period	$11,756	$—	$155,150	$146,651
Amounts deferred	16,212	14,557	82	18,302
Amortization	(5,471)	(2,801)	(1,139)	(9,803)
Deferred asset, end of period	$22,497	$11,756	$154,093	$155,150

14.                               REINSURANCE

The Company reinsures certain of its risks with (cedes), and assumes risks from, other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, the Company reinsures only the mortality risk, while under coinsurance the Company reinsures a proportionate share of all risks arising under the reinsured policy. Under coinsurance, the reinsurer receives a proportionate share of the premiums less commissions and is liable for a corresponding share of all benefit payments. Modified coinsurance is accounted for in a manner similar to coinsurance except that the liability for future policy benefits is held by the ceding company, and settlements are made on a net basis between the companies.

Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to us under the terms of the reinsurance agreements. The Company monitors the concentration of credit risk the Company has with any reinsurer, as well as the financial condition of its reinsurers. As of December 31, 2016 (Successor Company), the Company had reinsured approximately 41% of the face value of its life insurance in-force. The Company has reinsured approximately 18% of the face value of its life insurance in-force with the following three reinsurers:

•                  Security Life of Denver Insurance Co. (currently administered by Hannover Re)

•                  Swiss Re Life & Health America Inc.

•                  The Lincoln National Life Insurance Co. (currently administered by Swiss Re Life & Health America Inc.)

The Company has not experienced any credit losses for the years ended December 31, 2016 (Successor Company), December 31, 2015 (Successor Company), or December 31, 2014 (Predecessor Company) related to these reinsurers. The Company has set limits on the amount of insurance retained on the life of any one person. The amount of insurance retained by the Company on any one life on traditional life insurance was $500,000 in years prior to mid-2005. In 2005, this retention amount was increased to $1,000,000 for certain policies, and during 2008, was increased to $2,000,000 for certain policies. During 2016, the retention amount was increased to $5,000,000.

Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-duration and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with reinsured policies.

The following table presents the net life insurance in-force:

	Successor Company		Predecessor Company
	As of December 31,		As of December 31,
	2016	2015	2014
	(Dollars In Millions)		(Dollars In Millions)
Direct life insurance in-force	$739,249	$727,705	$721,036
Amounts assumed from other companies	116,265	39,547	43,237
Amounts ceded to other companies	(348,995)	(368,142)	(388,890)
Net life insurance in-force	$506,519	$399,110	$375,383

Percentage of amount assumed to net	23%	10%	12%

The following table reflects the effect of reinsurance on life, accident/health, and property and liability insurance premiums written and earned:

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326

(1)         Includes annuity policy fees of $80.1 million, $77.2 million, $7.7 million, and $92.8 million for the year ended December 31, 2016 (Successor Company), the periods of February 1, 2015 to December 31, 2015 (Successor Company) and January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

As of December 31, 2016 and 2015 (Successor Company), policy and claim reserves relating to insurance ceded of $5.1 billion and $5.3 billion, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, the Company would be obligated to pay such claims. As of December 31, 2016 and 2015 (Successor Company), the Company had paid $87.9 million and $77.9 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, as of December 31, 2016 and 2015 (Successor Company), the Company had receivables of $64.5 million and $64.9 million, respectively, related to insurance assumed.

The Company’s third party reinsurance receivables amounted to $5.1 billion and $5.3 billion as of December 31, 2016 and 2015 (Successor Company), respectively. These amounts include ceded reserve balances and ceded benefit payments. The ceded benefit payments are recoverable from reinsurers. The following table sets forth the receivables attributable to our more significant reinsurance partners:

	Successor Company
	As of December 31,
	2016		2015
	Reinsurance Receivable	A.M. Best Rating	Reinsurance Receivable	A.M. Best Rating
	(Dollars In Millions)
Security Life of Denver Insurance Company	$762.2	A	$800.6	A
Swiss Re Life & Health America, Inc.	682.6	A+	719.2	A+
Lincoln National Life Insurance Co.	530.9	A+	546.0	A+
Transamerica Life Insurance Co.	367.8	A+	396.6	A+
SCOR Global Life(1)	354.8	A	320.4	A
American United Life Insurance Company	285.6	A+	314.2	A+
RGA Reinsurance Company	269.0	A+	303.5	A+
Centre Reinsurance (Bermuda) Ltd	243.6	NR	247.6	NR
Scottish Re (U.S.) Inc.	232.8	NR	268.6	NR
The Canada Life Assurance Company	216.2	A+	207.5	A+

(1)         Includes SCOR Global Life Americas Reinsurance Company, SCOR Global Life USA Reinsurance Co, and SCOR Global Life Reinsurance Co of Delaware

The Company’s reinsurance contracts typically do not have a fixed term. In general, the reinsurers’ ability to terminate coverage for existing cessions is limited to such circumstances as material breach of contract or non-payment of premiums by the ceding company. The reinsurance contracts generally contain provisions intended to provide the ceding company with the ability to cede future business on a basis consistent with historical terms. However, either party may terminate any of the contracts with respect to future business upon appropriate notice to the other party.

Generally, the reinsurance contracts do not limit the overall amount of the loss that can be incurred by the reinsurer. The amount of liabilities ceded under contracts that provide for the payment of experience refunds is immaterial.

15.                             DEBT AND OTHER OBLIGATIONS

In conjunction with the Merger and in accordance with ASC Topic 805, the Company adjusted the carrying value of debt to fair value as of the date of the Merger, February 1, 2015. This resulted in PLC and the Company establishing premiums and discounts on PLC’s outstanding debt, subordinated debentures and PLC and the Company’s non-recourse funding obligations. The carrying value of the Company’s revolving line of credit approximates fair value due to the nature of the borrowings and the fact the Company pays a variable rate of interest that reflects current market conditions. The fair value of PLC’s senior notes and subordinated debt and PLC and the Company’s non-recourse funding obligations associated with Golden Gate II Captive Insurance Company and MONY Life Insurance Company were determined using market prices as of February 1, 2015. The fair value of the Golden Gate V non-recourse funding obligation was determined using a discounted cash flow model with inputs derived from comparable financial instruments. The premiums and discounts established as of February 1, 2015 are amortized over the expected life of the instruments using the effective interest method. The amortization of premiums and discounts are recorded as a component of interest expense and are recorded in “Other operating expenses” on the Company’s Consolidated Statements of Income.

On February 2, 2015, the Company and PLC amended and restated the Credit Facility (the “Credit Facility”). Under the Credit Facility, the Company has the ability to borrow on an unsecured basis up to an aggregate principal amount of $1.0 billion. The Company has the right in certain circumstances to request that the commitment under the Credit Facility be increased up to a maximum principal amount of $1.25 billion. Balances outstanding under the Credit Facility accrue interest at a rate equal to, at the option of the Borrowers, (i) LIBOR plus a spread based on the ratings of PLC’s Senior Debt, or (ii) the sum of (A) a rate equal to the highest of (x) the Administrative Agent’s prime rate, (y) 0.50% above the Federal Funds rate, or (z) the one month LIBOR plus 1.00% and (B) a spread based on the ratings of PLC’s Senior Debt. The Credit Facility also provided for a facility fee at a rate that varies with the ratings of PLC’s Senior Debt and that is calculated on the aggregate amount of commitments under the Credit Facility, whether used or unused. The initial facility fee rate was 0.15% on February 2, 2015, and was adjusted to 0.125% upon PLC’s subsequent ratings upgrade on February 2, 2015. The Credit Facility provides that PLC is liable for the full amount of any obligations for borrowings or letters of credit, including those of the Company, under the Credit Facility. The maturity date of the Credit Facility is February 2, 2020. The Company is not aware of any non-compliance with the financial debt covenants of the Credit Facility as of December 31, 2016 (Successor Company). PLC had an outstanding balance of $170.0 million bearing interest at a rate of LIBOR plus 1.00% as of December 31, 2016 (Successor Company). As of June 30, 2016 (Successor Company), the Company had used $30.0 million of borrowing capacity by executing a Letter of Credit under the Credit Facility for the benefit on an affiliated captive reinsurance subsidiary of the Company. This Letter of Credit was terminated during the period and no Letter of Credit was outstanding as of December 31, 2016 (Successor Company)

Non-Recourse Funding Obligations

Golden Gate Captive Insurance Company

On January 15, 2016, Golden Gate Captive Insurance Company (“Golden Gate”), a Vermont special purpose financial insurance company and a wholly owned subsidiary of the Company, and Steel City, LLC (“Steel City”), a newly formed wholly owned subsidiary of PLC, entered into an 18-year transaction to finance $2.188 billion of “XXX” reserves related to the acquired GLAIC Block and the other term life insurance business reinsured to Golden Gate by the Company and WCL, a direct wholly owned subsidiary of the Company. Steel City issued notes (the “Steel City Notes”) with an aggregate initial principal amount of $2.188 billion to Golden Gate in exchange for a surplus note issued by Golden Gate with an initial principal amount of $2.188 billion. Through the structure, Hannover Life Reassurance Company of America (Bermuda) Ltd., The Canada Life Assurance Company (Barbados Branch) and Nomura Americas Re Ltd. (collectively, the “Risk-Takers”) provide credit enhancement to the Steel City Notes for the 18-year term in exchange for credit enhancement fees. The transaction is “non-recourse” to PLC, WCL, and the Company, meaning that none of these companies, other than Golden Gate, are liable to reimburse the Risk-Takers for any credit enhancement payments required to be made. As of December 31, 2016 (Successor Company), the aggregate principal balance of the Steel City Notes was $2.116 billion. In connection with this transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate or Steel City including a guarantee of the fees to the Risk-Takers. The support agreements provide that amounts would become payable by PLC if Golden Gate’s annual general corporate expenses were higher than modeled amounts, certain reinsurance rates applicable to the subject business increase beyond modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into a separate agreement to guarantee payment of certain fee amounts in connection with the credit enhancement of the Steel City Notes. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate had a $2.116 billion outstanding non-recourse funding obligation as of December 31, 2016 (Successor Company). This non-recourse funding obligation matures in 2039 and accrues interest at a fixed annual rate of 4.75%.

Prior to this transaction Golden Gate had three series of non-recourse funding obligations with a total outstanding balance of $800 million. PLC held the entire outstanding balance of non-recourse funding obligations. Series A1 non-recourse funding obligations had a balance of $400 million and accrued interest at 7.375%, the Series A2 non-recourse funding obligations had a balance of $100 million and accrued interest at 8%, and the Series A3 non-recourse funding obligations had a balance of $300 million and accrued interest at 8.45%. As a result of the transaction described above, the $800 million of Golden Gate Series A Surplus Notes held by PLC were contributed to the Company and then subsequently contributed to Golden Gate, which resulted in the extinguishment of these notes.

Golden Gate II Captive Insurance Company

Golden Gate II Captive Insurance Company (“Golden Gate II”), a South Carolina special purpose financial captive insurance company and wholly owned subsidiary, had $575 million of non-recourse funding obligations outstanding as of December 31, 2016 (Successor Company). These outstanding non-recourse funding obligations were issued to special purpose trusts, which in turn issued securities to third parties. Certain of our affiliates own a portion of these securities. As of December 31, 2016 (Successor Company), securities related to $58.6 million of the outstanding balance of the non-recourse funding obligations were held by external parties, securities related to $220.3 million of the non-recourse funding obligations were held by nonconsolidated affiliates, and $296.1 million were held by consolidated subsidiaries of the Company. PLC has entered into certain support agreements with Golden Gate II obligating it to make capital contributions or provide support related to certain of Golden Gate II’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate II. These support agreements provide that amounts would become payable by PLC to Golden Gate II if its annual general corporate expenses were higher than modeled amounts or if Golden Gate II’s investment income on certain investments or premium income was below certain actuarially determined amounts. As of December 31, 2016 (Successor Company), no payments have been made under these agreements; however, certain support agreement obligations to Golden Gate II of approximately $1.5 million have been collateralized by PLC. Re-evaluation and, if necessary, adjustments of any support agreement collateralization amounts occur annually during the first quarter pursuant to the terms of the support agreements.

During the year ended December 31, 2016 (Successor Company), the Company and its affiliates repurchased $86.3 million of its outstanding non-recourse funding obligations, at a discount. These repurchases did not result in a material gain or loss for the Company. During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the Company did not repurchase any of its outstanding non-recourse funding obligations.

Golden Gate V Vermont Captive Insurance Company

On October 10, 2012, Golden Gate V Vermont Captive Insurance Company (“Golden Gate V”), a Vermont special purpose financial insurance company and Red Mountain, LLC (“Red Mountain”), both wholly owned subsidiaries, entered into a 20-year transaction to finance up to $945 million of “AXXX” reserves related to a block of universal life insurance policies with secondary guarantees issued by the Company and its subsidiary, West Coast Life Insurance Company (“WCL”). Golden Gate V issued non-recourse funding obligations to Red Mountain, and Red Mountain issued a note with an initial principal amount of $275 million, increasing to a maximum of $945 million in 2027, to Golden Gate V for deposit to a reinsurance trust supporting Golden Gate V’s obligations under a reinsurance agreement with WCL, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Through the structure, Hannover Life Reassurance Company of America (“Hannover Re”), the ultimate risk taker in the transaction, provides credit enhancement to the Red Mountain note for the 20-year term in exchange for a fee. The transaction is “non-recourse” to Golden Gate V, Red Mountain, WCL, PLC, and the

Company, meaning that none of these companies are liable for the reimbursement of any credit enhancement payments required to be made. As of December 31, 2016 (Successor Company), the principal balance of the Red Mountain note was $565 million. Future scheduled capital contributions to prefund credit enhancement fees amount to approximately $128.3 million and will be paid in annual installments through 2031. In connection with the transaction, PLC has entered into certain support agreements under which it guarantees or otherwise supports certain obligations of Golden Gate V or Red Mountain. The support agreements provide that amounts would become payable by PLC if Golden Gate V’s annual general corporate expenses were higher than modeled amounts or in the event write-downs due to other-than-temporary impairments on assets held in certain accounts exceed defined threshold levels. Additionally, PLC has entered into separate agreements to indemnify Golden Gate V with respect to material adverse changes in non-guaranteed elements of insurance policies reinsured by Golden Gate V and to guarantee payment of certain fee amounts in connection with the credit enhancement of the Red Mountain note. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

In connection with the transaction outlined above, Golden Gate V had a $565 million outstanding non-recourse funding obligation as of December 31, 2016 (Successor Company). This non-recourse funding obligation matures in 2037, has scheduled increases in principal to a maximum of $945 million, and accrues interest at a fixed annual rate of 6.25%.

Non-recourse funding obligations outstanding, on a consolidated basis, are shown in the following table:

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Golden Gate Captive Insurance Company(2)(3)	$2,116,000	$2,116,000	2039	4.75%
Golden Gate II Captive Insurance Company	278,949	227,338	2052	1.30%
Golden Gate V Vermont Captive Insurance Company(2)(3)	565,000	628,025	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,466	2024	6.19%
Total	$2,961,040	$2,973,829

Issuer	Outstanding Principal	Carrying Value(1)	Maturity Year	Year-to-Date Weighted- Avg Interest Rate
	(Dollars In Thousands)
Successor Company
As of December 31, 2015
Golden Gate Captive Insurance Company(3)	$800,000	$1,148,237	2037	4.66%
Golden Gate II Captive Insurance Company	290,249	236,123	2052	1.22%
Golden Gate V Vermont Captive Insurance Company(3)	500,000	564,679	2037	5.12%
MONY Life Insurance Company(3)	1,091	2,524	2024	6.19%
Total	$1,591,340	$1,951,563

(1)         Carrying values include premiums and discounts and do no represent unpaid principal balances.

(2)         Obligations are issued to non-consolidated subsidiaries of PLC. These obligations collateralize certain held-to-maturity securities issued by wholly owned subsidiaries of the Company.

(3)         Fixed rate obligations

Letters of Credit

Golden Gate III Vermont Captive Insurance Company

Golden Gate III Vermont Captive Insurance Company (“Golden Gate III”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement (the “Reimbursement Agreement”) with UBS AG, Stamford Branch (“UBS”), as issuing lender. Under the original Reimbursement Agreement, dated April 23, 2010, UBS issued a letter of credit (the “LOC”) in the initial amount of $505 million to a trust for the benefit of WCL. The Reimbursement Agreement was subsequently amended and restated effective November 21, 2011 (the “First Amended and Restated Reimbursement Agreement”), to replace the existing LOC with one or more letters of credit from UBS, and to extend the maturity date from April 1, 2018, to April 1, 2022. On August 7, 2013, Golden Gate III entered into a Second Amended and Restated Reimbursement Agreement with UBS (the “Second Amended and Restated Reimbursement Agreement”), which amended and restated the First Amended and Restated Reimbursement Agreement. Under the Second and Amended and Restated Reimbursement Agreement a new LOC in an initial amount of $710 million was issued by UBS in replacement of the existing LOC issued under the First Amended and Restated Reimbursement Agreement. The term of the LOC was extended from April 1, 2022 to October 1, 2023, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $610 million to $720 million in 2015 if certain conditions had been met. On June 25, 2014, Golden Gate III entered into a Third Amended and Restated Reimbursement Agreement with UBS (the “Third Amended and Restated Reimbursement Agreement”), which amended and restated the Second Amended and Restated Reimbursement Agreement. Under the Third Amended and Restated Reimbursement Agreement, a new LOC in an initial amount of $915 million was issued by UBS in replacement of the existing LOC issued under the Second Amended and Restated Reimbursement Agreement. The term of the LOC was extended from October 1, 2023 to April 1, 2025, subject to certain conditions being satisfied including scheduled capital contributions being made to Golden Gate III by one of its affiliates. The maximum stated amount of the LOC was increased from $720 million to $935 million in 2015. The LOC is held in trust for the benefit of WCL, and supports certain obligations of Golden Gate III to WCL under an indemnity reinsurance agreement originally effective April 1, 2010, as amended and restated on November 21, 2011, and as further amended and restated on August 7, 2013 and on June 25, 2014 to include additional blocks of policies, and pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. Pursuant to the terms of the Third Amended and Restated Reimbursement Agreement, the LOC balance reached its scheduled peak of $935 million in 2015. As of December 31, 2016 (Successor Company), the LOC balance was $930 million. The term of the LOC is expected to be approximately 15 years from the original issuance date. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate III are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate III obligating PLC to make capital contributions or provide support related to certain of Golden Gate III’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate III. Future scheduled capital contributions amount to approximately $122.5 million and will be paid in three installments with the last payment occurring in 2021, and these contributions may be subject to potential offset against dividend payments as permitted under the terms of the Third Amended and Restated Reimbursement Agreement. The support agreements provide that amounts would become payable by PLC to Golden Gate III if Golden Gate III’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate III. Pursuant to the terms of an amended and restated letter agreement with UBS, PLC has continued to guarantee the payment of fees to UBS as specified in the Third Amended and Restated Reimbursement Agreement. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

Golden Gate IV Vermont Captive Insurance Company

Golden Gate IV Vermont Captive Insurance Company (“Golden Gate IV”), a Vermont special purpose financial insurance company and wholly owned subsidiary, is party to a Reimbursement Agreement with UBS AG, Stamford Branch, as issuing lender. Under the Reimbursement Agreement, dated December 10, 2010, UBS issued an LOC in the initial amount of $270 million to a trust for the benefit of WCL. Pursuant to the terms of the Reimbursement Agreement, the LOC reached its scheduled peak amount of $790 million in 2016 and remained at this level as of December 31, 2016 (Successor Company). The term of the LOC is expected to be 12 years from the original issuance date (stated maturity of December 30, 2022). The LOC was issued to support certain obligations of Golden Gate IV to WCL under an indemnity reinsurance agreement, pursuant to which WCL cedes liabilities relating to the policies of WCL and retrocedes liabilities relating to the policies of the Company. This transaction is “non-recourse” to WCL, PLC, and the Company, meaning that none of these companies other than Golden Gate IV are liable for reimbursement on a draw of the LOC. PLC has entered into certain support agreements with Golden Gate IV obligating PLC to make capital contributions or provide support related to certain of Golden Gate IV’s expenses and in certain circumstances, to collateralize certain of PLC’s obligations to Golden Gate IV. The support agreements provide that amounts would become payable by PLC to Golden Gate IV if Golden Gate IV’s annual general corporate expenses were higher than modeled amounts or if specified catastrophic losses occur during defined time periods with respect to the policies reinsured by Golden Gate IV. PLC has also entered into a separate agreement to guarantee the payments of LOC fees under the terms of the Reimbursement Agreement. As of December 31, 2016 (Successor Company), no payments have been made under these agreements.

Repurchase Program Borrowings

While the Company anticipates that the cash flows of its operating subsidiaries will be sufficient to meet its investment commitments and operating cash needs in a normal credit market environment, the Company recognizes that investment commitments scheduled to be funded may, from time to time, exceed the funds then available. Therefore, the Company has established repurchase agreement programs for certain of its insurance subsidiaries to provide liquidity when needed. The Company expects that the rate received on its investments will equal or exceed its borrowing rate. Under this program, the Company may, from time to time, sell an investment security at a specific price and agree to repurchase that security at another specified price at a later date. These borrowings are typically for a term less than 90 days. The market value of securities to be repurchased is monitored and collateral levels are adjusted where appropriate to protect the counterparty against credit exposure. Cash received is invested in fixed maturity securities, and the agreements provided for net settlement in the event of default or on termination of the agreements. As of December 31, 2016 (Successor Company), the fair value of securities pledged under the repurchase program was $861.7 million and the repurchase obligation of $797.7 million was included in the Company’s consolidated balance sheets (at an average borrowing rate of 65 basis points). During the year ended December 31, 2016 (Successor Company), the maximum balance outstanding at any one point in time related to these programs was $1,065.8 million. The average daily balance was $505.4 million (at an average borrowing rate of 44 basis points) during the year ended December 31, 2016 (Successor Company). During the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), the maximum balance outstanding at any one point in time related to these programs was $912.7 million and $175.0 million, respectively. The average daily balance was $540.3 million and $77.4 million (at an average borrowing rate of 20 and 16 basis points, respectively) during the period of February 1, 2015 to December 31, 2015 (Successor Company) and the period of January 1, 2015 to January 31, 2015 (Predecessor Company), respectively.

The following table provides the fair value of collateral pledged for repurchase agreements, grouped by asset class, as of December 31, 2016 (Successor Company):

Repurchase Agreements, Securities Lending Transactions, and Repurchase-to-Maturity Transactions Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements
As of December 31, 2016 (Successor Company)
(Dollars In Thousands)
	Overnight and			Greater Than
	Continuous	Up to 30 days	30 - 90 days	90 days	Total
Repurchase agreements and repurchase-to-maturity transactions
U.S. Treasury and agency securities	$357,705	$23,758	$—	$—	$381,463
State and municipal securities	—	—	—	—	—
Other asset-backed securities	—	—	—	—	—
Corporate securities	—	—	—	—	—
Equity securities	—	—	—	—	—
Non-U.S. sovereign debt	—	—	—	—	—
Mortgage loans	480,269	—	—	—	480,269
Total borrowings	$837,974	$23,758	$—	$—	$861,732

Other Obligations

The Company routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another’s behalf. Receivables and payables among affiliates are generally settled monthly.

Interest Expense

Interest expense on non-recourse funding obligations, letters of credit, and other temporary borrowings was $170.8 million, $106.4 million, $10.0 million, $118.6 million, for the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

16.                             COMMITMENTS AND CONTINGENCIES

The Company leases administrative and marketing office space in approximately 20 cities, including 24,090 square feet in Birmingham (excluding the home office building), with most leases being for periods of three to ten years. The Company had rental expense of $11.4 million, $10.2 million, $0.9 million, and $10.8 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The aggregate annualized rent was approximately $11.4 million for the year ended December 31, 2016 (Successor Company). The following is a schedule by year of future minimum rental payments required under these leases:

Year	Amount
(Dollars In Thousands)
2017	$4,497
2018	4,515
2019	4,319
2020	4,044
2021	3,779
Thereafter	12,472

Additionally, the Company leases a building contiguous to its home office. The lease was renewed in December 2013 and was extended to December 2018. At the end of the lease term the Company may purchase the building for approximately $75 million. Monthly rental payments are based on the current LIBOR rate plus a spread. The following is a schedule by year of future minimum rental payments required under this lease:

Year	Amount
(Dollars In Thousands)
2017	$1,653
2018	76,629

As of December 31, 2016 and 2015 (Successor Company), the Company had outstanding mortgage loan commitments of $855.3 million at an average rate of 4.17% and $601.9 million at an average rate of 4.43%, respectively.

Under the insurance guaranty fund laws of most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. From time to time, companies may be asked to contribute amounts beyond prescribed limits. It is possible that the Company could be assessed with respect to product lines not offered by the Company. In addition, legislation may be introduced in various states with respect to guaranty fund assessment laws related to insurance products, including long term care insurance and other specialty products, that alters future premium tax offsets received in connection with guaranty fund assessments. The Company cannot predict the amount, nature or timing of any future assessments or legislation, any of which could have a material and adverse impact on the Company’s financial condition or results of operations.

A number of civil jury verdicts have been returned against insurers, broker dealers and other providers of financial services involving sales, refund or claims practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Often these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges, and arbitrators have substantial discretion in awarding punitive non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very limited appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. The financial services and insurance industries in particular are also sometimes the target of law enforcement and regulatory investigations relating to the numerous laws and regulations that govern such companies. Some companies have been the subject of law enforcement or regulatory actions or other actions resulting from such investigations. The Company, in the ordinary course of business, is involved in such matters.

The Company establishes liabilities for litigation and regulatory actions when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. For matters where a loss is believed to be reasonably possible, but not probable, no liability is established. For such matters, the Company may provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. The Company reviews relevant information with respect to litigation and regulatory matters on a quarterly and annual basis and updates its established liabilities, disclosures and estimates of reasonably possible losses or range of loss based on such reviews.

The Company and certain of its insurance subsidiaries, as well as certain other insurance companies for which the Company has coinsured blocks of life insurance and annuity policies, are under audit for compliance with the unclaimed property laws of a number of states. The audits are being conducted on behalf of the treasury departments or unclaimed property administrators in such states. The focus of the audits is on whether there have been unreported deaths, maturities, or policies that have exceeded limiting age with respect to which death benefits or other payments under life insurance or annuity policies should be treated as unclaimed property that should be escheated to the state. The Company is presently unable to estimate the reasonably possible loss or range of loss that may result from the audits due to a number of factors, including uncertainty as to the legal theory or theories that may give rise to liability, the early stages of the audits being conducted, and, with respect to one block of life insurance policies that is co-insured by the Company, uncertainty as to whether the Company or other companies are responsible for the liabilities, if any, arising in connection with such policies. The Company will continue to monitor the matter for any developments that would make the loss contingency associated with the audits reasonably estimable.

The Company and certain of its subsidiaries are under a targeted multi-state examination with respect to their claims paying practices and their use of the U.S. Social Security Administration’s Death Master File or similar databases (a “Death Database”) to identify unreported deaths in their life insurance policies, annuity contracts and retained asset accounts. There is no clear basis in previously existing law for requiring a life insurer to search for unreported deaths in order to determine whether a benefit is owed, and substantial legal authority exists to support the position that the prevailing industry practice was lawful. A number of life insurers, however, have entered into settlement or consent agreements with state insurance regulators under which the life insurers agreed to implement procedures for periodically comparing their life insurance and annuity contracts and retained asset accounts against a Death Database, treating confirmed deaths as giving rise to a death benefit under their policies, locating beneficiaries and paying them the benefits and interest, and escheating the benefits and interest as well as penalties to the state if the beneficiary could not be found. It has been publicly reported that the life insurers have paid administrative and/or examination fees to the insurance regulators in connection with the settlement or consent agreements. The Company believes it is reasonably possible that insurance regulators could demand from the Company administrative and/or examination fees relating to the targeted multi-state examination. Based on publicly reported payments by other life insurers, the Company estimates the range of such fees to be from $0 to $4.5 million.

17.                             SHAREOWNER’S EQUITY

PLC owns all of the 2,000 shares of non-voting preferred stock issued by the Company’s subsidiary, Protective Life and Annuity Insurance Company (“PL&A”). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A’s statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2016, 2015, and 2014, PL&A paid no dividends to PLC on its preferred stock.

18.                             STOCK-BASED COMPENSATION (PREDECESSOR COMPANY)

As a result of the Merger, PLC adopted a new long-term incentive program in 2015. The program was modified to reflect the fact that PLC no longer has a publicly traded class of stock to use in its compensation programs. Prior to that time, since 1973, PLC had stock-based incentive plans designed and established to motivate management to focus on its long-range performance through the awarding of stock-based compensation. Due to change in control provision, the awards outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash. For more information refer to Note 4, Dai-ichi Merger.

Performance Shares (Predecessor)

The criteria for payment of the 2014 performance awards was based on PLC’s average operating return on average equity (“ROE”) over a three-year period. If PLC’s ROE was below 10.5%, no award was earned. If PLC’s ROE was at or above 12.0%, the award maximum was earned.

Performance shares were equivalent in value to one share of PLC’s common stock times the award earned percentage payout. Performance share awards of 203,295 performance share awards were issued during the year ended December 31, 2014 (Predecessor Company).

Performance share awards and the estimated fair value of the awards at grant date are as follows:

Year Awarded	Performance Shares	Estimated Fair Value
		(Dollars In Thousands)
2014	203,295	$10,484

Stock Appreciation Rights (Predecessor)

Stock Appreciation Rights (“SARs”) were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC’s common stock. The SARs were exercisable either 5 years after the date of grant or in three or four equal annual installments beginning one year after the date of grant (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. The SARs activity as well as weighted-average base price was as follows:

	Weighted-Average Base Price Per Share	No. of SARs
Balance at December 31, 2014	$30.41	157,628

The outstanding SARs as of December 31, 2014 (Predecessor Company), were at the following base prices:

Base Price	SARs Outstanding	Remaining Life in Years	Currently Exercisable
$41.05	10,000	1	10,000
$43.46	22,300	3	22,300
$38.59	52,000	4	52,000
$3.50	46,110	5	46,110
$18.36	27,218	6	27,218

There were no SARs issued for the year ended December 31, 2014 (Predecessor Company). These fair values were estimated using a Black-Scholes option pricing model. The assumptions used in this pricing model varied depending on the vesting period of awards. Assumptions used in the model for the 2010 SARs granted (the simplified method under the ASC Compensation-Stock Compensation Topic was used for the 2010 awards) were as follows: an expected volatility of 69.4%, a risk-free interest rate of 2.6%, a dividend rate of 2.4%, a zero percent forfeiture rate, and expected exercise date of 2016. Due to the change in control provision, all SARs outstanding immediately prior to the Merger were cancelled and converted into the right to receive an amount in cash.

Restricted Stock Units (Predecessor)

Restricted stock units were awarded to participants and include certain restrictions relating to vesting periods. PLC issued 98,700 restricted stock units for the year ended December 31, 2014 (Predecessor Company). These awards had a total fair value at grant date of $5.1 million. Approximately half of these restricted stock units were to vest after three years from grant date and the remainder vest after four years.

PLC recognizes all stock-based compensation expense over the related service period of the award, or earlier for retirement eligible employees. The expense recorded by PLC for its stock-based compensation plans was $25.9 million in 2014. PLC’s obligations of its stock-based compensation plans that are expected to be settled in shares of PLC’s common stock are reported as a component of shareowner’s equity, net of deferred taxes. As of December 31, 2014 (Predecessor Company), the total compensation cost related to non-vested stock-based compensation not yet recognized was $27.0 million. Due to the Merger, the unrecognized stock compensation expense was accelerated as of the date of the merger due to a change in control provision.

The following table provides information as of December 31, 2014 (Predecessor Company), regarding equity compensation plans under which the Company’s common stock was authorized for issuance:

Securities Authorized for Issuance under Equity Compensation Plans

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights as of December 31, 2014 (a)		Weighted-average exercise price of outstanding options, warrants and rights as of December 31, 2014 (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) as of of December 31, 2014 (c)
Equity compensation plans approved by shareowners	1,960,959	(1)	$22.07	(3)	4,092,546	(4)
Equity compensation plans not approved by shareowners	193,720	(2)	Not applicable		Not applicable	(5)
Total	2,154,679		$22.07		4,092,546

(1)         Includes the following number of shares: (a) 102,458 shares issuable with respect to outstanding SARs (assuming for this purpose that one share of common stock will be payable with respect to each outstanding SAR); (b) 907,487 shares issuable with respect to outstanding performance share awards (assuming for this purpose that the awards are payable based on estimated performance under the awards as of September 30, 2014); (c) 313,199 shares issuable with respect to outstanding restricted stock units (assuming for this purpose that shares will be payable with respect to all outstanding restricted stock units); (d) 475,386 shares issuable with respect to stock equivalents representing previously earned awards under the LTIP that the recipient deferred under PLC’s Deferred Compensation Plan for Officers; and (e) 162,429 shares issuable with respect to stock equivalents representing previous awards under PLC’s Stock Plan for Non-Employee Directors that the recipient deferred under PLC’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC.

(2)         Includes the following number of shares of common stock: (a) 152,709 shares issuable with respect to stock equivalents representing (i) stock awards to PLC’s Directors before June 1, 2004 that the recipient deferred pursuant to PLC’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC and (ii) cash retainers and fees that PLC’s Directors deferred under the Company’s Deferred Compensation Plan for Directors Who Are Not Employees of PLC, and (b) 41,011 shares issuable with respect to stock equivalents pursuant to PLC’s Deferred Compensation Plan for Officers.

(3)         Based on exercise prices of outstanding SARs.

(4)         Represents shares of common stock available for future issuance under the LTIP and PLC’s Stock Plan for Non-Employee Directors.

(5)         The plans listed in Note (2) do not currently have limits on the number of shares of common stock issuable under such plans. The total number of shares of common stock that may be issuable under such plans will depend upon, among other factors, the deferral elections made by the plans’ participants.

19.                             EMPLOYEE BENEFIT PLANS

Due to the Dai-ichi acquisition, PLC remeasured all materially impacted benefit plans as of January 31, 2015. Financial remeasurement was performed for the defined benefit pension plan, the unfunded excess benefit plan, and the postretirement life insurance plan as of January 31, 2015. The January results for the retiree life plan were not material, and therefore, remeasurement was not deemed necessary for this plan. PLC has disclosed relevant financial information related to the January 31, 2015 remeasurement.

Beginning with the December 31, 2015 measurement, PLC changed its method used to estimate the service and interest cost components of net periodic benefit cost for pension and other postretirement benefits by applying a spot rate approach. Historically, PLC utilized a single weighted average discount rate derived from a selected yield curve used to measure the benefit obligation as of the measurement date. Under the new spot rate approach, the actual calculation of service and interest cost will reflect an array of spot rates along the yield curve used in the determination of the benefit obligation to the relevant projected cash flows. PLC made this change to provide a more precise measurement of service and interest costs by improving the correlation between projected benefit cash flows to the corresponding spot rates from the selected yield curve. This new approach does not affect the measurement of the total benefit obligation.

Defined Benefit Pension Plan and Unfunded Excess Benefit Plan

PLC sponsors a defined benefit pension plan covering substantially all of its employees, including those of the Company. Benefits are based on years of service and the employee’s compensation.

Effective January 1, 2008, PLC made the following changes to its defined benefit pension plan. These changes have been reflected in the computations within this note.

•                  Employees hired after December 31, 2007, will receive benefits under a cash balance plan.

•                  Employees active on December 31, 2007, with age plus vesting service less than 55 years, will receive a final pay-based pension benefit for service through December 31, 2007, plus a cash balance benefit for service after December 31, 2007.

•                  Employees active on December 31, 2007, with age plus vesting service equaling or exceeding 55 years, will receive a final pay-based pension benefit for service both before and after December 31, 2007, with a modest reduction in the formula for benefits earned after December 31, 2007.

•                  All participants terminating employment on or after December of 2007 may elect to receive a lump sum benefit.

In 2016, PLC amended its defined benefit pension plan to offer a limited-time opportunity of benefit payouts to eligible, terminated-vested participants (“lump sum window”). The lump sum window provided eligible, terminated-vested participants with an option to elect to receive a lump sum settlement of his or her pension benefit in December 2016 or to elect receipt of monthly pension benefits commencing in December 2016. This event triggered settlement accounting for PLC and resulted in the recognition of $0.9 million of settlement income for the twelve months ended December 31, 2016 (Successor Company).

PLC also sponsors an unfunded excess benefit plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed on qualified plans by federal tax law.

On May 5, 2016, the Board of Directors of Protective Life Corporation decided to convert the accrued benefit payable under the excess benefit plan as of March 31, 2016 to John D. Johns, the Company’s Chairman and Chief Executive Officer, into a lump sum amount. On September 30, 2016, the lump sum amount was allocated to a book entry account that will be treated as though it were a deferral account under PLC’s deferred compensation plan for officers. Mr. Johns will continue to accrue benefits with respect to his continued service as an employee of PLC after March 31, 2016 in a manner that is consistent with the provisions of the excess benefit plan. The conversion event required PLC to re-measure the excess benefit plan as of May 31, 2016 and resulted in the recognition of $2.1 million in settlement expense during the twelve months ended December 31, 2016 (Successor Company).

The following table presents the benefit obligation, fair value of plan assets, funded status, and amounts not yet recognized as components of net periodic pension costs for PLC’s defined benefit pension plan and unfunded excess benefit plan as of December 31, 2016 (Successor Company), December 31, 2015 (Successor Company), and January 31, 2015 (Predecessor Company):

	Successor Company				Predecessor Company
	December 31, 2016		December 31, 2015		January 31, 2015
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)				(Dollars In Thousands)
Accumulated benefit obligation, end of year	$247,595	$45,594	$250,133	$54,196	$262,290	$49,251
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$268,221	$56,985	$281,099	$51,243	$267,331	$49,575
Service cost	12,791	1,413	11,220	1,229	974	95
Interest cost	9,751	1,353	9,072	1,499	1,002	140
Amendments	—	—	—	—	—	—
Actuarial loss/(gain)	5,988	4,124	(19,235)	4,484	12,384	1,555
Benefits paid	(30,903)	(16,073)	(13,935)	(1,470)	(592)	(122)
Projected benefit obligation at end of year	265,848	47,802	268,221	56,985	281,099	51,243
Change in plan assets:
Fair value of plan assets at beginning of year	196,042	—	201,820	—	203,772	—
Actual return on plan assets	15,815	—	6,751	—	(3,525)	—
Employer contributions(1)	20,889	16,073	1,406	1,470	2,165	122
Benefits paid(2)	(30,903)	(16,073)	(13,935)	(1,470)	(592)	(122)
Fair value of plan assets at end of year	201,843	—	196,042	—	201,820	—
After reflecting FASB guidance:
Funded status	(64,005)	(47,802)	(72,179)	(56,985)	(79,279)	(51,243)
Amounts recognized in the balance sheet:
Other liabilities	(64,005)	(47,802)	(72,179)	(56,985)	(79,279)	(51,243)
Amounts recognized in accumulated other comprehensive income:
Net actuarial loss/(gain)	(7,855)	6,294	(12,772)	4,484	96,965	22,401
Prior service cost/(credit)	—	—	—	—	(1,001)	23
Total amounts recognized in AOCI	$(7,855)	$6,294	$(12,772)	$4,484	$95,964	$22,424

(1)         Employer contributions disclosed are based on the Company’s fiscal filing year

(2)         Includes amount related to Mr. Johns’ excess benefit to deferred compensation plan conversion as discussed above in Unfunded Excess Benefit Plan

Weighted-average assumptions used to determine benefit obligations as of December 31 are as follows:

	Successor Company
	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan
	2016	2015	2016	2015
Discount rate	4.04%	4.29%	3.60%	3.63%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above

The benefit obligations as of January 31 were determined based on the assumptions used in the 2014 year end disclosures with the following exception:

	Predecessor Company
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	3.55%	3.26%

Weighted-average assumptions used to determine the net periodic benefit cost for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the year ended December 31, 2014 (Predecessor Company) are as follows:

	Successor Company				Predecessor Company
	For The Year Ended December 31,				For The Year Ended December 31,
	2016	2015	2016	2015	2014	2014
	Defined Benefit Pension Plan		Unfunded Excess Benefit Plan		Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
Discount rate	4.29%	3.95%	3.63%	3.65%	4.86%	4.30%
Rate of compensation increase	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	4.75% prior to age 40/ 3.75% for age 40 and above	3.0	4.0
Expected long-term return on plan assets	7.25%	7.50%	N/A	N/A	7.50%	N/A

The assumed discount rates used to determine the benefit obligations were based on an analysis of future benefits expected to be paid under the plans. The assumed discount rate reflects the interest rate at which an amount that is invested in a portfolio of high-quality debt instruments on the measurement date would provide the future cash flows necessary to pay benefits when they come due.

To determine an appropriate long-term rate of return assumption, PLC obtained 25 year annualized returns for each of the represented asset classes. In addition, PLC received evaluations of market performance based on PLC’s asset allocation as provided by external consultants. A combination of these statistical analytics provided results that PLC utilized to determine an appropriate long-term rate of return assumption.

Components of the net periodic benefit cost for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company) are as follows:

	Successor Company				Predecessor Company
	For The Year Ended December 31, 2016		February 1, 2015 to December 31, 2015		January 1, 2015 to January 31, 2015		For The Year Ended December 31, 2014
	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)				(Dollars In Thousands)
Service cost — benefits earned during the period	$12,791	$1,413	$11,220	$1,229	$974	$95	$9,411	$954
Interest cost on projected benefit obligation	9,751	1,353	9,072	1,499	1,002	140	10,493	1,696
Expected return on plan assets	(13,780)	—	(13,214)	—	(1,293)	—	(12,166)	—
Amortization of prior service cost/(credit)	—	—	—	—	(33)	1	(392)	12
Amortization of actuarial loss/(gain)(1)	—	178	—	—	668	138	6,821	1,516
Preliminary net periodic benefit cost	8,762	2,944	7,078	2,728	1,318	374	14,167	4,178
Settlement/curtailment expense(2)	(964)	2,135	—	—	—	—	—	—
Total net periodic benefit cost	$7,798	$5,079	$7,078	$2,728	$1,318	$374	$14,167	$4,178

(1)            2016 average remaining service period used is 9.31 years and 8.58/8.63 years for the defined benefit pension plan and unfunded excess benefit plan, respectively.

(2)            The unfunded excess benefit plan triggered settlement accounting for the year ended December 31, 2016 since the total lump sum payments exceeded the settlement threshold of service cost plus interest cost.

For the defined benefit pension plan, PLC does not expect to amortize any net actuarial loss/(gain) from other comprehensive income into net periodic benefit cost during 2017 since the net actuarial loss/(gain) subject to amortization is less than 10% of the greater of the smooth value of assets or the projected benefit obligation. For the unfunded excess benefit plan, PLC expects to amortize a loss of approximately $0.2 million from other comprehensive income into net periodic benefit cost during 2017.

Estimated future benefit payments under the defined benefit pension plan and unfunded excess benefit plan are as follows:

Years	Defined Benefit Pension Plan	Unfunded Excess Benefit Plan
	(Dollars In Thousands)
2017	$18,410	$3,014
2018	18,050	3,245
2019	19,112	6,364
2020	19,434	5,290
2021	19,990	4,873
2022 - 2026	106,672	21,890

Defined Benefit Pension Plan Assets

Allocation of plan assets of the defined benefit pension plan by category as of December 31 are as follows:

	Successor Company
Asset Category	Target Allocation for 2017	2016	2015
Cash and cash equivalents	2%	2%	2%
Equity securities	60	61	61
Fixed income	38	37	37
Total	100%	100%	100%

PLC’s target asset allocation is designed to provide an acceptable level of risk and balance between equity assets and fixed income assets. The weighting towards equity securities is designed to help provide for an increased level of asset growth potential and liquidity.

Prior to July 1999, upon an employee’s retirement, a distribution from pension plan assets was used to purchase a single premium annuity from the Company in the retiree’s name. Therefore, amounts shown above as plan assets exclude assets relating to such retirees. Since July 1999, retiree obligations have been fulfilled from pension plan assets. The defined benefit pension plan has a target asset allocation of 60% domestic equities, 38% fixed income, and 2% cash. When calculating asset allocation, PLC includes reserves for pre-July 1999 retirees.

PLC’s investment policy includes various guidelines and procedures designed to ensure assets are invested in a manner necessary to meet expected future benefits earned by participants. The investment guidelines consider a broad range of economic conditions. Central to the policy are target allocation ranges (shown above) by major asset categories. The objectives of the target allocations are to maintain investment portfolios that diversify risk through prudent asset allocation parameters, achieve asset returns that meet or exceed the plans’ actuarial assumptions, and achieve asset returns that are competitive with like institutions employing similar investment strategies.

The plan’s equity assets are in a Russell 3000 index fund that invests in a domestic equity index collective trust managed by Northern Trust Corporation and in a Spartan 500 index fund managed by Fidelity. The plan’s cash is invested in a collective trust managed by Northern Trust Corporation. The plan’s fixed income assets are invested in a group deposit administration annuity contract with the Company.

Plan assets of the defined benefit pension plan by category as of December 31, 2016 and 2015 (Successor Company) are as follows:

	Successor Company
	As of December 31,
Asset Category	2016	2015
	(Dollars In Thousands)
Cash and cash equivalents	$4,175	$3,121
Equity securities:
Collective Russell 3000 equity index fund	67,627	72,663
Fidelity Spartan 500 index fund	58,815	52,551
Fixed income	71,226	67,707
Total investments	201,843	196,042
Employer contribution receivable	—	—
Total	$201,843	$196,042

The valuation methodologies used to determine the fair values reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The following is a description of the valuation methodologies used for assets measured at fair value. The Plan’s group deposit administration annuity contract with the Company is recorded at contract value, which, by utilizing a long-term view, PLC believes approximates fair value. Contract value represents contributions made under the contract, plus interest at the contract rate, less funds used to purchase annuities. Units in collective short-term and collective investment funds are valued at the unit value, which approximates fair value, as reported by the trustee of the collective short-term and collective investment funds on each valuation date. These methods of valuation may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$4,175	$—	$—	$4,175
Collective investment funds:
Equity index funds	58,815	67,627	—	126,442
Group deposit administration annuity contract	—	—	71,226	71,226
Total investments	$62,990	$67,627	$71,226	$201,843

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Collective short-term investment fund	$3,121	$—	$—	$3,121
Collective investment funds:
Equity index funds	52,551	72,663	—	125,214
Group deposit administration annuity contract	—	—	67,707	67,707
Total investments	$55,672	$72,663	$67,707	$196,042

For the year ended December 31, 2016 (Successor Company) and for the period of February 1, 2015 to December 31, 2015 (Successor Company), there were no transfers between levels.

The following table summarizes the Plan investments measured at fair value based on NAV per share as of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), respectively:

Name	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period
	(Dollars In Thousands)
Successor Company
As of December 31, 2016
Collective short-term investment fund	$4,175	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	67,627	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	58,815	Not Applicable	Daily	1 day
As of December 31, 2015
Collective short-term investment fund	$3,121	Not Applicable	Daily	1 day
Collective Russell 3000 index fund(1)	72,663	Not Applicable	Daily	1 day
Fidelity Spartan 500 index fund	52,551	Not Applicable	Daily	1 day

(1)   Non-lending collective trust that does not publish a daily NAV but tracks the Russell 3000 index and provides a daily NAV to the Plan.

The following table presents a reconciliation of the beginning and ending balances for the fair value measurements for the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Copmany) for which PLC has used significant unobservable inputs (Level 3):

	Successor Company		Predecessor Company
	December 31, 2016	December 31, 2015	January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of year	$67,707	$64,581	$64,296
Interest income	3,519	3,126	285
Transfers from collective short-term investments fund	—	—	—
Transfers to collective short-term investments fund	—	—	—
Balance, end of year	$71,226	$67,707	$64,581

The following table represents the Plan’s Level 3 financial instrument, the valuation technique used, and the significant unobservable input and the ranges of values for that input as of December 31, 2016 (Successor Company):

Instrument	Fair Value	Principal Valuation Technique	Significant Unobservable Inputs	Range of Significant Input Values
	(Dollars In Thousands)
Group deposit administration annuity contract	$71,226	Contract Value	Contract Rate	5.11 - 5.35%

Investment securities are exposed to various risks, such as interest rate, market, and credit risks. Due to the level of risk associated with certain investment securities and the level of uncertainty related to changes in the value of investment securities, it is at least reasonably possible that changes in risks in the near term could materially affect the amounts reported.

Defined Benefit Pension Plan Funding Policy

PLC’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of the Employee Retirement Income Security Act (“ERISA”) plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future.

Under the Pension Protection Act of 2006 (“PPA”), a plan could be subject to certain benefit restrictions if the plan’s adjusted funding target attainment percentage (“AFTAP”) drops below 80%. Therefore, PLC may make additional contributions in future periods to maintain an AFTAP of at least 80%. In general, the AFTAP is a measure of how well the plan is funded and is obtained by dividing the plan’s assets by the plan’s funding liabilities. AFTAP is based on participant data, plan provisions, plan methods and assumptions, funding credit balances, and plan assets as of the plan valuation date. Some of the assumptions and methods used to determine the plan’s AFTAP may be different from the assumptions and methods used to measure the plan’s funded status on a GAAP basis.

In July of 2012, the Moving Ahead for Progress in the 21st Century Act (“MAP-21”), which includes pension funding stabilization provisions, was signed into law. These provisions establish an interest rate corridor which is designed to stabilize the segment rates used to determine funding requirements from the effects of interest rate volatility. In August of 2014, the Highway and Transportation Funding Act of 2014 (“HATFA”) was signed into law. HAFTA extends the funding relief provided by MAP-21 by delaying the interest rate corridor expansion. The funding stabilization provisions of MAP-21 and HATFA reduced the Company’s minimum required defined benefit plan contributions for the 2013 and 2014 plan years. Since the funding stabilization provisions of MAP-21 and HATFA do not apply for Pension Benefit Guaranty Corporation (“PBGC”) reporting purposes, PLC may also make additional contributions in future periods to avoid certain PBGC reporting triggers.

During the twelve months ended December 31, 2016, PLC contributed $1.9 million to the defined benefit pension plan for the 2015 plan year and $19.0 million to its defined benefit pension plan for the 2016 plan year. The $19.0 million contribution for the 2016 plan year was an acceleration of the contributions due during 2017 and was related to the funding of payments resulting from the lump sum window offered during the year as previously discussed herein. PLC has not yet determined what amount it will fund for 2017, but estimates that the amount will be between $1 million and $10 million.

Other Postretirement Benefits

In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. This postretirement benefit is provided by an unfunded plan. As of December 31, 2016 and 2015 (Successor Company), the accumulated postretirement benefit obligation associated with these benefits was $0.1 million and $0.1 million, respectively.

The change in the benefit obligation for the retiree medical plan is as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$137	$247
Service cost	—	1
Interest cost	1	2
Actuarial (gain)/loss	(22)	(113)
Plan participant contributions	87	141
Benefits paid	(142)	(141)
Benefit obligation, end of year	$61	$137

For the retiree medical plan, PLC’s discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2016 (Successor Company) is 1.70% and 1.54%, respectively.

For a closed group of retirees over age 65, PLC provides a prescription drug benefit. As of December 31, 2016 (Successor Company) and December 31, 2015 (Successor Company), PLC’s liability related to this benefit was less than $0.1 million. PLC’s obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

PLC also offers life insurance benefits for retirees from $10,000 up to a maximum of $75,000 which are provided through the payment of premiums under a group life insurance policy. This plan is partially funded at a maximum of $50,000 face amount of insurance. The accumulated postretirement benefit obligation associated with these benefits is as follows:

	Successor Company		Predecessor Company
	As of December 31, 2016	As of December 31, 2015	As of January 31, 2015
	(Dollars In Thousands)		(Dollars In Thousands)
Change in Benefit Obligation
Benefit obligation, beginning of year	$9,063	$9,781	$9,288
Service cost	102	138	12
Interest cost	338	336	39
Actuarial (gain)/loss	604	(894)	511
Benefits paid	(473)	(298)	(69)
Benefit obligation, end of year	$9,634	$9,063	$9,781

For the postretirement life insurance plan, PLC’s discount rate assumption used to determine benefit obligation and the net periodic benefit cost as of December 31, 2016 (Successor Company) is 4.35% and 4.60%, respectively.

PLC’s expected long-term rate of return assumption used to determine the net periodic benefit cost as of December 31, 2016 (Successor Company) is 2.75%. To determine an appropriate long-term rate of return assumption, PLC utilized 25 year average and annualized return results on the Barclay’s short treasury index.

Investments of PLC’s group life insurance plan are held by Wells Fargo Bank, N.A. Plan assets held by the Custodian are invested in a money market fund.

The fair value of each major category of plan assets for PLC’s postretirement life insurance plan is as follows

	Successor Company
	As of December 31,
Category of Investment	2016	2015
	(Dollars In Thousands)

Money market fund	$5,362	$5,653

Investments are stated at fair value and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. The money market funds are valued based on historical cost, which represents fair value, at year end. This method of valuation may produce a fair value calculation that may not be reflective of future fair values. Furthermore, while PLC believes its valuation method is appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine fair value could result in a different fair value measurement at the reporting date.

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2016 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,362	$—	$—	$5,362

The following table sets forth by level, within the fair value hierarchy, the Plan’s assets at fair value as of December 31, 2015 (Successor Company):

	Level 1	Level 2	Level 3	Total
	(Dollars In Thousands)
Money market fund	$5,653	$—	$—	$5,653

For the year ended December 31, 2016 and 2015 (Successor Company), there were no transfers between levels.

Investments are exposed to various risks, such as interest rate and credit risks. Due to the level of risk associated with investments and the level of uncertainty related to credit risks, it is at least reasonably possible that changes in risk in the near term could materially affect the amounts reported.

401(k) Plan

PLC sponsors a 401(k) Plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code or as after-tax “Roth” contributions. Employees may contribute up to 25% of their eligible annual compensation to the 401(k) Plan, limited to a maximum annual amount as set periodically by the Internal Revenue Service ($18,000 for 2016). The Plan also provides a “catch-up” contribution provision which permits eligible participants (age 50 or over at the end of the calendar year), to make additional contributions that exceed the regular annual contribution limits up to a limit periodically set by the Internal Revenue Service ($6,000 for 2016). PLC matches the sum of all employee contributions dollar for dollar up to a maximum of 4% of an employee’s pay per year per person. All matching contributions vest immediately.

Prior to 2009, employee contributions to PLC’s 401(k) Plan were matched through use of an ESOP established by PLC. Beginning in 2009, PLC adopted a cash match for employee contributions to the 401(k) plan. For the year ended December 31, 2016 (Successor Company) and for the period of February 1, 2015 to December 31, 2015 (Successor Company), PLC recorded an expense of $7.5 million and $6.3 million, respectively.

Effective as of January 1, 2005, PLC adopted a supplemental matching contribution program, which is a nonqualified plan that provides supplemental matching contributions in excess of the limits imposed on qualified defined contribution plans by federal tax law. The first allocations under this program were made in early 2006, with respect to the 2005 plan year. The expense recorded by PLC for this employee benefit was $0.6 million, $0.5 million, and $0.4 million, respectively, in 2016, 2015, and 2014.

Prior to the Merger date of February 1, 2015, PLC’s outstanding and publicly traded common stock was a component of the investment options allowed to participants in the 401(k) Plan.

Deferred Compensation Plan

On February 1, 2015, PLC became a wholly owned subsidiary of Dai-ichi Life and PLC stock ceased to be publicly traded. Thus, any common stock equivalents within the plans converted into rights to receive the merger consideration of $70.00 per common stock equivalent.

As of February 1, 2015, PLC has continued the deferred compensation plans for officers and others. Compensation deferred was credited to the participants in cash, mutual funds, or a combination thereof. As of December 31, 2015 (Successor Company), PLC’s obligations related to its deferred compensation plans are reported in other liabilities.

20.          ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

The following table summarizes the changes in the accumulated balances for each component of AOCI as of December 31, 2016 and 2015 (Successor Company), January 31, 2015 (Predecessor Company), and December 31, 2014 (Predecessor Company).

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)
Other comprehensive income (loss) before reclassifications	606,848	688	607,536
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(6,782)	—	(6,782)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(9,442)	39	(9,403)
Net current-period other comprehensive income (loss)	590,624	727	591,351
Ending Balance, December 31, 2016	$(655,767)	$727	$(655,040)

(1)              See Reclassification table below for details.

(2)              As of December 31, 2015 (Successor Company) and December 31, 2016 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million and $424.1 million, respectively, due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Successor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, February 1, 2015	$—	$—	$—
Other comprehensive income (loss) before reclassifications	(1,263,367)	(86)	(1,263,453)
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(393)	—	(393)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	17,369	86	17,455
Net current-period other comprehensive income (loss)	(1,246,391)	—	(1,246,391)
Ending Balance, December 31, 2015	$(1,246,391)	$—	$(1,246,391)

(1)              See Reclassification table below for details.

(2)              As of December 31, 2015 (Successor Company), net unrealized losses reported in AOCI were offset by $623.0 million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211
Other comprehensive income (loss) before reclassifications	482,143	9	482,152
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	(243)	—	(243)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(4,166)	23	(4,143)
Net current-period other comprehensive income (loss)	477,734	32	477,766
Ending Balance, January 31, 2015	$1,961,027	$(50)	$1,960,977

(1)         See Reclassification table below for details.

(2)         As of January 31, 2015 and December 31, 2014, net unrealized losses reported in AOCI were offset by $(492.6) million and $(504.4) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

Changes in Accumulated Other Comprehensive Income (Loss) by Component

Predecessor Company	Unrealized Gains and Losses on Investments(2)	Accumulated Gain and Loss Derivatives	Total Accumulated Other Comprehensive Income (Loss)
	(Dollars In Thousands, Net of Tax)
Beginning Balance, December 31, 2013	$540,201	$(1,235)	$538,966
Other comprehensive income (loss) before reclassifications	983,985	(2)	983,983
Other comprehensive income (loss) relating to other-than-temporary impaired investments for which a portion has been recognized in earnings	3,498	—	3,498
Amounts reclassified from accumulated other comprehensive income (loss)(1)	(44,391)	1,155	(43,236)
Net current-period other comprehensive income (loss)	943,092	1,153	944,245
Ending Balance, December 31, 2014	$1,483,293	$(82)	$1,483,211

(1)         See Reclassification table below for details.

(2)         As of December 31, 2014 and 2013, net unrealized losses reported in AOCI were offset by $(504.4) million and $(189.8) million due to the impact those net unrealized losses would have had on certain of the Company’s insurance assets and liabilities if the net unrealized losses had been recognized in net income.

The following table summarizes the reclassifications amounts out of AOCI for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(60)	Benefits and settlement expenses, net of reinsurance ceded
	(60)	Total before tax
	21	Tax (expense) or benefit
	$(39)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$32,275	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(17,748)	Net impairment losses recognized in earnings
	14,527	Total before tax
	(5,085)	Tax (expense) or benefit
	$9,442	Net of tax

(1)   See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Successor Company
February 1, 2015 to December 31, 2015
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(131)	Benefits and settlement expenses, net of reinsurance ceded
	(131)	Total before tax
	45	Tax (expense) or benefit
	$(86)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$271	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(26,992)	Net impairment losses recognized in earnings
	(26,721)	Total before tax
	9,352	Tax (expense) or benefit
	$(17,369)	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(36)	Benefits and settlement expenses, net of reinsurance ceded
	(36)	Total before tax
	13	Tax (expense) or benefit
	$(23)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$6,891	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(481)	Net impairment losses recognized in earnings
	6,410	Total before tax
	(2,244)	Tax (expense) or benefit
	$4,166	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

Reclassifications Out of Accumulated Other Comprehensive Income (Loss)

	Amount Reclassified from Accumulated Other Comprehensive Income (Loss)	Affected Line Item in the Consolidated Statements of Income
(Dollars In Thousands)
Predecessor Company
For The Year Ended December 31, 2014
Gains and losses on derivative instruments
Net settlement (expense)/benefit(1)	$(1,777)	Benefits and settlement expenses, net of reinsurance ceded
	(1,777)	Total before tax
	622	Tax (expense) or benefit
	$(1,155)	Net of tax

Unrealized gains and losses on available-for-sale securities
Net investment gains/losses	$75,569	Realized investment gains (losses): All other investments
Impairments recognized in earnings	(7,275)	Net impairment losses recognized in earnings
	68,294	Total before tax
	(23,903)	Tax (expense) or benefit
	$44,391	Net of tax

(1)         See Note 8, Derivative Financial Instruments for additional information.

21.                             INCOME TAXES

The Company’s effective income tax rate related to continuing operations varied from the maximum federal income tax rate as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
Statutory federal income tax rate applied to pre-tax income	35.0%	35.0%	35.0%	35.0%
State income taxes	0.6	1.4	0.5	0.5
Investment income not subject to tax	(3.1)	(6.8)	(2.8)	(2.7)
Uncertain tax positions	0.3	—	—	0.5
Other	(0.3)	(0.3)	0.7	0.1
	32.5%	29.3%	33.4%	33.4%

The annual provision for federal income tax in these financial statements differs from the annual amounts of income tax expense reported in the respective income tax returns. Certain significant revenues and expenses are appropriately reported in different years with respect to the financial statements and the tax returns.

The components of the Company’s income tax are as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Current income tax expense:
Federal	$(41,244)	$50,722	$(48,469)	$176,238
State	2,581	(4,000)	1,085	5,525
Total current	$(38,663)	$46,722	$(47,384)	$181,763
Deferred income tax expense:
Federal	$204,810	$18,880	$90,774	$65,566
State	3,926	8,889	935	(491)
Total deferred	$208,736	$27,769	$91,709	$65,075

The components of the Company’s net deferred income tax liability are as follows:

	Successor Company
	As of December 31,
	2016	2015
	(Dollars In Thousands)
Deferred income tax assets:
Loss and credit carryforwards	$510,886	$115,667
Deferred compensation	101,626	108,416
Deferred policy acquisition costs	155,009	267,542
Premium on non-recourse funding obligations	4,482	13,872
Net unrealized loss on investments	353,149	671,176
Other	—	6,605
Valuation allowance	(5,039)	(3,466)
	1,120,113	1,179,812
Deferred income tax liabilities:
Premium receivables and policy liabilities	819,476	202,753
VOBA and other intangibles	720,878	632,176
Invested assets (other than unrealized gains (losses))	1,340,688	1,560,063
Other	30,032	—
	2,911,074	2,394,992
Net deferred income tax liability	$(1,790,961)	$(1,215,180)

The Company’s income tax returns, except for MONY which files separately, are included in PLC’s consolidated U.S. income tax return.

The deferred tax assets reported above include certain deferred tax assets related to nonqualified deferred compensation and other employee benefit liabilities. These liabilities were assumed by AXA and they were not acquired by the Company in connection with the acquisition of MONY. The future tax deductions stemming from these liabilities will be claimed by the Company on MONY’s tax returns in its post-acquisition periods. These deferred tax assets have been estimated as of the MONY Acquisition date (and through the December 31, 2016 reporting date) based on all available information. However, it is possible that these estimates may be adjusted in future reporting periods based on actuarial changes to the projected future payments associated with these liabilities. Any such adjustments will be recognized by the Company as an adjustment to income tax expense during the period in which they are realized.

In management’s judgment, the gross deferred income tax asset as of December 31, 2016 (Successor Company) will more likely than not be fully realized. The Company has recognized a valuation allowance of $7.8 million and $5.3 million as of December 31, 2016 and 2015 (Successor Company), respectively, related to state-based loss carryforwards that it has determined are more likely than not to expire unutilized. This resulting unfavorable change of $2.5 million, before federal income taxes, increased state income tax expense in 2016 by the same amount.

During the twelve months ended December 31, 2016 (Successor Company), the Company entered into a reinsurance transaction, as discussed in Note 3, Significant Transactions. This transaction is expected to generate an operating loss on the

Company’s consolidated 2016 U.S. income tax return. The Company has evaluated its ability to carry this loss back to receive funds of previously-paid taxes, plus utilize the remaining loss in future years. The Company expects to receive refunds for substantially all of the U.S. income taxes that it paid in 2014 and 2015, as well as fully utilize the remaining operating loss carryforward during the carryforward period. Based on the Company’s current assessment of future taxable income, including available tax planning opportunities, the Company anticipates that it is more likely than not that it will generate sufficient taxable income to realize all of its material deferred tax assets. The Company did not record a valuation allowance against its material deferred tax assets as of December 31, 2016 (Successor Company).

The Company has life net operating loss carryforwards for federal income tax purposes of $1,021.5 million which are available to offset both future life group taxable income and non-life group taxable income through 2031. Foreign tax credits of $5.6 million are available to offset both future life group income tax and non-life group income tax and will begin to expire in 2024. In addition, included in the deferred income tax assets above are approximately $14.0 million in state net operating loss carryforwards attributable to certain jurisdictions, which are available to offset future taxable income in the respective state jurisdictions, expiring between 2017 and 2036.

As of December 31, 2016 and 2015 (Successor Company), some of the Company’s fixed maturities were reported at an unrealized loss. If the Company were to realize a tax-basis net capital loss for a year, then such loss could not be deducted against that year’s other taxable income. However, such a loss could be carried back and forward against any prior year or future year tax-basis net capital gains. Therefore, the Company has relied upon a prudent and feasible tax-planning strategy regarding its fixed maturities that were reported at an unrealized loss. The Company has the ability and the intent to either hold such fixed maturities to maturity, thereby avoiding a realized loss, or to generate an offsetting realized gain from unrealized gain fixed maturities if such unrealized loss fixed maturities are sold at a loss prior to maturity.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Balance, beginning of period	$8,937	$105,850	$168,076	$85,846
Additions for tax positions of the current year	2,122	2,213	(5,010)	57,392
Additions for tax positions of prior years	1,318	1,812	1,149	34,371
Reductions of tax positions of prior years:
Changes in judgment	(975)	(644)	(58,365)	(9,533)
Settlements during the period	(1,546)	(100,294)	—	—
Lapses of applicable statute of limitations	—	—	—	—
Balance, end of period	$9,856	$8,937	$105,850	$168,076

Included in the end of period balance above, as of December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 (Predecessor Company), are approximately $0.7 million, $1.4 million, $94.9 million, and $157.3 million of unrecognized tax benefits, respectively, for which the ultimate deductibility is certain but for which there is uncertainty about the timing of such deductions. Other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective income tax rate but would accelerate to an earlier period the payment of cash to the taxing authority. The total amount of unrecognized tax benefits, if recognized, that would affect the effective income tax rate is approximately $9.2 million, $7.5 million, $11.0 million, and $10.7 million as of December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and as of December 31, 2014 (Predecessor Company), respectively.

Any accrued interest related to the unrecognized tax benefits and other accrued income taxes have been included in income tax expense. There were no amounts included in any period ending in 2016, 2015, or 2014, as the parent company maintains responsibility for the interest on unrecognized tax benefits. The Company has no accrued interest associated with unrecognized tax benefits as of any balance sheet date ending in 2016, 2015, or 2014.

In June 2012, the IRS proposed favorable and unfavorable adjustments to the Company’s 2003 through 2007 reported taxable incomes. The Company protested certain unfavorable adjustments and sought resolution at the IRS’ Appeals Division. In October 2015, Appeals accepted the Company’s earlier proposed settlement offer. In September 2015, the IRS proposed favorable and unfavorable adjustments to the Company’s 2008 through 2011 reported taxable income. The Company agreed to these adjustments.

The resulting net adjustment to the Company’s current income taxes for the years 2003 through 2011 will not materially affect the Company or its effective tax rate.

In July 2016, the IRS proposed favorable and unfavorable adjustments to the Company’s 2012 and 2013 reported taxable income. The Company agreed to these adjustments. The resulting settlement paid in September 2016 did not materially impact the Company or its effective tax rate.

These agreements with the IRS are the primary cause for the reductions of unrecognized tax benefits shown in the chart above. The Company believes that in the next 12 months, none of these unrecognized tax benefits will be significantly increased or reduced. In general, the Company is no longer subject to income tax examinations by taxing authorities for tax years that began before 2014. Nevertheless, certain of these pre-2014 years have pending U.S. tax refunds. Due to their size, these refunds are being reviewed by Congress’ Joint Committee on Taxation. Furthermore, due to the afore-mentioned IRS adjustments to the Company’s pre-2014 taxable income, the Company is amending certain of its 2003 through 2013 state income tax returns. Such amendments will cause such years to remain open, pending the states’ acceptances of the returns. At this time, the Company believes that the Joint Committee’s review of its U.S. tax refunds and the states’ acceptance of its amending returns will be completed this year. The underlying statutes of limitations are expected to close in due course on or before December 31, 2017.

During the year ended December 31, 2016 (Successor Company), the Company filed a non-automatic tax accounting method change related to income recognition for unearned premium reserve and discounted loss reserve for claims incurred and is awaiting acceptance by the IRS. If the Company’s request for the non-automatic tax accounting method change is accepted as filed, the Company anticipates an overall increase to current tax expense of approximately $1.5 million which will be reflected on tax returns for the years ended December 31, 2016 through December 31, 2019. Of this total amount, a $2.9 million tax benefit will be reflected on the federal tax return for the year ended December 31, 2016 (Successor Company). This change, if approved, is not expected to have a material impact on our effective tax rate.

22.                               SUPPLEMENTAL CASH FLOW INFORMATION

The following table sets forth supplemental cash flow information:

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Cash paid / (received) during the year:
Interest expense	$142,463	$98,232	$21,567	$117,776
Income taxes	127,615	(75,869)	(1)	159,724

23.                               RELATED PARTY TRANSACTIONS

The Company leases furnished office space and computers to affiliates. Lease revenues were $5.8 million, $4.6 million, $0.4 million, and $4.9 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $258.0 million, $214.8 million, $19.0 million, and $206.3 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2016 and 2015 of $14.9 million and $22.5 million, respectively. There was no intercompany receivable with affiliates balance as of December 31, 2016 or 2015 (Successor Company).

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts totaled $7.2 million, $45.3 million, $2.6 million, and $33.4 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $8.6 million, $10.0 million, $0.8 million, and $16.5 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

Prior to the Merger, PLC and the Company had no related party transactions with Dai-ichi Life. During the period ending December 31, 2016 (Successor Company), PLC paid a management fee to Dai-ichi Life of $6.4 million for certain services provided to the company.

PLC has guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC has also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In addition, as of December 31, 2016 (Successor Company), PLC was the sole holder of the $800 million balance of outstanding surplus notes issued by one such wholly owned captive insurance company, Golden Gate. During 2016, these notes were contributed, ultimately, to Golden Gate and extinguished.

As of February 1, 2000, PLC guaranteed the obligations of the Company under a synthetic lease entered into by the Company, as lessee, with a non-affiliated third party, as lessor. Under the terms of the synthetic lease, financing of $75 million was available to the Company for construction of an office building and parking deck which was completed on February 1, 2000.

The synthetic lease was amended and restated as of December 19, 2013, wherein as of December 31, 2016, PLC continued to guarantee the obligations of the Company thereunder.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured GLWB and GMDB riders related to our variable annuity contracts to Shades Creek, a wholly owned insurance subsidiary of PLC. Also during 2012, PLC entered into an intercompany capital support agreement with Shades Creek which provides through a guarantee that PLC will contribute assets or purchase surplus notes (or cause an affiliate or third party to contribute assets or purchase surplus notes) in amounts necessary for Shades Creek’s regulatory capital levels to equal or exceed minimum thresholds as defined by the agreement. In accordance with this agreement, $50 million of additional capital was provided to Shades Creek by PLC through cash contributions during the year ended December 31, 2016 (Successor Company). As of December 31, 2016 (Successor Company), Shades Creek maintained capital levels in excess of the required minimum thresholds. The maximum potential future payment amount which could be required under the capital support agreement will be dependent on numerous factors, including the performance of equity markets, the level of interest rates, performance of associated hedges, and related policyholder behavior.

24.                               STATUTORY REPORTING PRACTICES AND OTHER REGULATORY MATTERS

The Company and its insurance subsidiaries prepare statutory financial statements for regulatory purposes in accordance with accounting practices prescribed by the NAIC and the applicable state insurance department laws and regulations. These financial statements vary materially from GAAP. Statutory accounting practices include publications of the NAIC, state laws, regulations, general administrative rules as well as certain permitted accounting practices granted by the respective state insurance department. Generally, the most significant differences are that statutory financial statements do not reflect 1) deferred acquisition costs and VOBA, 2) benefit liabilities that are calculated using Company estimates of expected mortality, interest, and withdrawals, 3) deferred income taxes that are not subject to statutory limits, 4) recognition of realized gains and losses on the sale of securities in the period they are sold, and 5) fixed maturities recorded at fair values, but instead at amortized cost.

Statutory net income (loss) for the Company was $(391.6) million, $440.0 million, and $554.2 million for the year ended December 31, 2016, 2015, and 2014, respectively. Statutory capital and surplus for the Company was $4.2 billion and $3.8 billion as of December 31, 2016 and 2015, respectively. The Statutory net loss incurred by the Company for the year ended December 31, 2016 was caused by the required Statutory accounting treatment of the initial gain recognized on the retrocession of the term business assumed from Genworth Life and Annuity Insurance Company to Golden Gate Captive Insurance Company, which resulted in approximately a $1.2 billion gain being included as a component of surplus, rather than reflected in Statutory net income as of the January 15, 2016 cession date.

The Company and its insurance subsidiaries are subject to various state statutory and regulatory restrictions on the insurance subsidiaries’ ability to pay dividends to Protective Life Corporation. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger amounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to the Company from our insurance subsidiaries in 2017 is approximately $201.8 million. Additionally, as of December 31, 2016, approximately $1.4 billion of consolidated shareowner’s equity, excluding net unrealized gains on investments, represented restricted net assets of the Company’s insurance subsidiaries needed to maintain the minimum capital required by the insurance subsidiaries’ respective state insurance departments.

State insurance regulators and the National Association of Insurance Commissioners (“NAIC”) have adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.

A company’s risk-based statutory surplus is calculated by applying factors and performing calculations relating to various asset, premium, claim, expense and reserve items. Regulators can then measure the adequacy of a company’s statutory surplus by comparing it to the RBC. Under specific RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the insurance regulators, to its company action level of RBC (known as the RBC ratio), also as defined by insurance regulators. As of December 31, 2016, the Company’s total adjusted capital and company action level RBC were approximately $4.5 billion and $731.0 million, respectively, providing an RBC ratio of approximately 619%.

Additionally, the Company has certain assets that are on deposit with state regulatory authorities and restricted from use. As of December 31, 2016, the Company and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a fair value of approximately $43.4 million.

The states of domicile of the Company and its insurance subsidiaries have adopted prescribed accounting practices that differ from the required accounting outlined in NAIC Statutory Accounting Principles (“SAP”). The insurance subsidiaries also have certain accounting practices permitted by the states of domicile that differ from those found in NAIC SAP.

Certain prescribed and permitted practices impact the statutory surplus of the Company. These practices include the non-admission of goodwill as an asset for statutory reporting and the reporting of Bank Owned Life Insurance (“BOLI”) separate account amounts at book value rather than at fair value.

The favorable (unfavorable) effects of the Company and its statutory surplus, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2016	2015
	(Dollars In Millions)
Non-admission of goodwill	$(257)	$(295)
Total (net)	$(257)	$(295)

The Company also has certain prescribed and permitted practices which are applied at the subsidiary level and do not have a direct impact on the statutory surplus of the Company. These practices include permission to follow the actuarial guidelines of the domiciliary state of the ceding insurer for certain captive reinsurers, accounting for the face amount of all issued and outstanding letters of credit, and a note issued by an affiliate as an asset in the statutory financial statements of certain wholly owned subsidiaries that are considered “Special Purpose Financial Captives,” and a reserve difference related to a captive insurance company.

The favorable (unfavorable) effects on the statutory surplus of the Company’s insurance subsidiaries, compared to NAIC statutory surplus, from the use of these prescribed and permitted practices were as follows:

	As of December 31,
	2016	2015
	(Dollars In Millions)
Accounting for Letters of Credit as admitted assets	$1,720	$1,715
Accounting for certain notes as admitted assets	$2,681	$500
Reserving based on state specific actuarial practices	$120	$117

25.                               OPERATING SEGMENTS

The Company has several operating segments, each having a strategic focus. An operating segment is distinguished by products, channels of distribution, and/or other strategic distinctions. The Company periodically evaluates its operating segments and makes adjustments to its segment reporting as needed. There were no changes to the Company’s operating segments made or required to be made as a result of the Merger on February 1, 2015. A brief description of each segment follows.

•                                          The Life Marketing segment markets fixed UL, IUL, VUL, BOLI, and level premium term insurance (“traditional”) products on a national basis primarily through networks of independent insurance agents and brokers, broker-dealers, financial institutions, independent marketing organizations, and affinity groups.

•                                          The Acquisitions segment focuses on acquiring, converting, and/or servicing policies and contracts acquired from other companies. The segment’s primary focus is on life insurance policies and annuity products that were sold to individuals. The level of the segment’s acquisition activity is predicated upon many factors, including available capital, operating capacity, potential return on capital, and market dynamics. Policies acquired through the Acquisitions segment are typically blocks of business where no new policies are being marketed. Therefore earnings and account values are expected to decline as the result of lapses, deaths, and other terminations of coverage unless new acquisitions are made.

•                                          The Annuities segment markets fixed and VA products. These products are primarily sold through broker-dealers, financial institutions, and independent agents and brokers.

•                                          The Stable Value Products segment sells fixed and floating rate funding agreements directly to the trustees of municipal bond proceeds, money market funds, bank trust departments, and other institutional investors. This segment also issues funding agreements to the FHLB, and markets GICs to 401(k) and other qualified retirement savings plans. The Company also has an unregistered funding agreement-backed notes program which provides for offers of notes to both domestic and international institutional investors.

•                                          The Asset Protection segment markets extended service contracts, GAP products, credit life and disability insurance, and specialized ancillary products to protect consumers’ investments in automobiles and recreational vehicles. GAP covers the difference between the loan pay-off amount and an asset’s actual cash value in the case of a total loss. Each type of specialized ancillary product protects against damage or other loss to a particular aspect of the underlying asset.

•                                          The Corporate and Other segment primarily consists of net investment income on assets supporting our equity capital, unallocated corporate overhead and expenses not attributable to the segments above. This segment includes earnings from several non-strategic or runoff lines of business, various financing and investment related transactions, and the operations of several small subsidiaries.

The Company’s management and Board of Directors analyzes and assesses the operating performance of each segment using “pre-tax adjusted operating income (loss)” and “after-tax adjusted operating income (loss)”. Consistent with GAAP accounting guidance for segment reporting, pre-tax adjusted operating income (loss) is the Company’s measure of segment performance. Pre-tax adjusted operating income (loss) is calculated by adjusting “income (loss) before income tax”, by excluding the following items:

•                                          realized gains and losses on investments and derivatives,

•                                          changes in the GLWB embedded derivatives exclusive of the portion attributable to the economic cost of the GLWB,

•                                          actual GLWB incurred claims, and the amortization of DAC, VOBA, and certain policy liabilities that is impacted by the exclusion of these items.

The items excluded from adjusted operating income (loss) are important to understanding the overall results of operations. Pre-tax adjusted operating income (loss) and after-tax adjusted operating income (loss) are not substitutes for income before income taxes or net income (loss), respectively. These measures may not be comparable to similarly titled measures reported by other companies. The Company believes that pre-tax and after-tax adjusted operating income (loss) enhances management’s and the Board of Directors’ understanding of the ongoing operations, the underlying profitability of each segment, and helps facilitate the allocation of resources.

In determining the components of the pre-tax adjusted operating income (loss) for each segment, premiums and policy fees, other income, benefits and settlement expenses, and amortization of DAC and VOBA are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner that most appropriately reflects the operations of that segment. Investments and other assets are allocated based on statutory policy liabilities net of associated statutory policy assets, while DAC/VOBA and goodwill are shown in the segments to which they are attributable.

In previous filings, the Company referred to “Pre-tax adjusted operating income (loss)” as “Pre-tax operating income,” “Operating income before tax,” or “Segment operating income.” In addition, we previously referred to “After-tax adjusted operating income (loss)” as “After-tax operating income” or “Operating earnings”. The definition of these labels remains unchanged, but the Company has modified the labels to provide further clarity that these measures are non-GAAP measures.

There were no significant intersegment transactions during the year ended December 31, 2016 (Successor Company), the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company).

The following tables present a summary of results and reconciles pre-tax adjusted operating income (loss) to consolidated income before income tax and net income (Predecessor and Successor period are not comparable):

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Revenues
Life Marketing	$1,517,542	$1,316,832	$133,361	$1,421,795
Acquisitions	1,676,017	1,333,430	139,761	1,720,179
Annuities	547,512	396,651	130,918	785,176
Stable Value Products	114,580	79,670	8,181	127,708
Asset Protection	306,237	294,657	24,566	305,396
Corporate and Other	131,821	65,802	22,859	103,953
Total revenues	$4,293,709	$3,487,042	$459,646	$4,464,207
Adjusted Operating Income (Loss)
Life Marketing	$41,457	$54,864	$(2,271)	$116,875
Acquisitions	260,511	194,654	20,134	254,021
Annuities	174,362	146,828	11,363	204,015
Stable Value Products	61,294	56,581	4,529	73,354
Asset Protection	11,309	17,632	1,907	26,274
Corporate and Other	(161,820)	(118,832)	(16,662)	(99,048)
Pre-tax adjusted operating income	387,113	351,727	19,000	575,491
Realized investment (losses) gains - investments(1)	48,522	(185,202)	89,414	151,035
Realized investment (losses) gains - derivatives	87,046	87,663	24,433	12,263
Income before income tax	522,681	254,188	132,847	738,789
Income tax expense	(170,073)	(74,491)	(44,325)	(246,838)
Net income	$352,608	$179,697	$88,522	$491,951

Pre-tax adjusted operating income	$387,113	$351,727	$19,000	$575,491
Adjusted operating income tax (expense) benefit	(122,624)	(108,629)	(4,479)	(189,684)
After-tax adjusted operating income	264,489	243,098	14,521	385,807
Realized investment gains (losses)—investments(1)	48,522	(185,202)	89,414	151,035
Realized investment gains (losses)— derivatives	87,046	87,663	24,433	12,263
Income tax (expense) benefit on adjustments	(47,449)	34,138	(39,846)	(57,154)
Net income	$352,608	$179,697	$88,522	$491,951

Investment gains (losses)	$72,882	$(193,928)	$80,672	$198,027
Less: amortization related to DAC/VOBA and benefits and settlement expenses	24,360	(8,726)	(8,742)	46,992
Realized investment gains (losses)- investments	$48,522	$(185,202)	$89,414	$151,035

Derivative gains (losses)	$49,790	$58,436	$22,031	$(13,492)
Less: VA GLWB economic cost	(37,256)	(29,227)	(2,402)	(25,755)
Realized investment gains (losses)- derivatives	$87,046	$87,663	$24,433	$12,263

(1)         Includes credit related other-than-temporary impairments of $17.7 million, $27.0 million, $0.5 million, and $7.3 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), for the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

	Successor Company		Predecessor Company
	For The Year Ended December 31, 2016	February 1, 2015 to December 31, 2015	January 1, 2015 to January 31, 2015	For The Year Ended December 31, 2014
	(Dollars In Thousands)		(Dollars In Thousands)
Net investment income
Life Marketing	$523,989	$446,518	$47,622	$553,006
Acquisitions	764,571	639,422	71,088	874,653
Annuities	318,511	296,839	37,189	465,849
Stable Value Products	107,010	78,459	6,888	107,170
Asset Protection	17,591	14,042	1,540	18,830
Corporate and Other	91,791	57,516	278	78,505
Total net investment income	$1,823,463	$1,532,796	$164,605	$2,098,013

Amortization of DAC and VOBA
Life Marketing	$130,708	$107,811	$4,813	$175,807
Acquisitions	8,178	2,035	5,033	60,031
Annuities	(11,031)	(41,071)	(6,999)	47,448
Stable Value Products	1,176	43	25	380
Asset Protection	21,267	26,219	1,858	24,169
Corporate and Other	—	27	87	485
Total amortization of DAC and VOBA	$150,298	$95,064	$4,817	$308,320

Successor Company

	Operating Segment Assets As of December 31, 2016
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$14,050,905	$19,679,690	$20,076,818	$3,373,646
Deferred policy acquisition costs and value of business acquired	1,218,944	106,532	655,618	5,455
Other intangibles	300,664	37,103	183,449	8,722
Goodwill	200,274	14,524	336,677	113,813
Total assets	$15,770,787	$19,837,849	$21,252,562	$3,501,636

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$858,648	$12,920,083	$70,959,790
Deferred policy acquisition costs and value of business acquired	37,975	—	2,024,524
Other intangibles	143,865	13,545	687,348
Goodwill	128,182	—	793,470
Total assets	$1,168,670	$12,933,628	$74,465,132

Successor Company

	Operating Segment Assets As of December 31, 2015
	(Dollars In Thousands)
	Life Marketing	Acquisitions	Annuities	Stable Value Products
Investments and other assets	$13,258,639	$19,879,988	$19,715,901	$2,006,263
Deferred policy acquisition costs and value of business acquired	1,119,515	(178,662)	578,742	2,357
Other intangibles	319,623	39,658	196,780	9,389
Goodwill	200,274	14,524	336,677	113,813
Total assets	$14,898,051	$19,755,508	$20,828,100	$2,131,822

	Asset Protection	Corporate and Other	Total Consolidated
Investments and other assets	$766,294	$9,464,906	$65,091,991
Deferred policy acquisition costs and value of business acquired	40,421	—	1,562,373
Other intangibles	79,681	—	645,131
Goodwill	67,155	—	732,443
Total assets	$953,551	$9,464,906	$68,031,938

26.                               CONSOLIDATED QUARTERLY RESULTS — UNAUDITED

The Company’s unaudited consolidated quarterly operating data for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), and for the period of January 1, 2015 to January 31, 2015 (Predecessor Company) is presented below. In the opinion of management, all adjustments (consisting only of normal recurring items) necessary for a fair statement of quarterly results have been reflected in the following data. It is also management’s opinion, however, that quarterly operating data for insurance enterprises are not necessarily indicative of results that may be expected in succeeding quarters or years. In order to obtain a more accurate indication of performance, there should be a review of operating results, changes in shareowner’s equity, and cash flows for a period of several quarters.

Successor Company For The Year Ended December 31, 2016	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$848,369	$853,351	$829,835	$857,864
Reinsurance ceded	(314,874)	(340,594)	(325,373)	(349,882)
Net of reinsurance ceded	533,495	512,757	504,462	507,982
Net investment income	448,229	458,783	451,818	464,633
Realized investment gains (losses)	111,000	131,364	21,376	(141,068)
Other income	67,178	71,938	76,132	73,630
Total revenues	1,159,902	1,174,842	1,053,788	905,177
Total benefits and expenses	924,923	914,262	959,521	972,322
Income before income tax	234,979	260,580	94,267	(67,145)
Income tax expense	76,362	87,787	20,965	(15,041)
Net income	$158,617	$172,793	$73,302	$(52,104)

Successor Company February 1, 2015 to December 31, 2015	First Quarter(1)	Second Quarter	Third Quarter	Fourth Quarter
	(Dollars In Thousands)
Premiums and policy fees	$506,386	$828,058	$793,572	$864,806
Reinsurance ceded	(146,813)	(351,196)	(312,256)	(364,606)
Net of reinsurance ceded	359,573	476,862	481,316	500,200
Net investment income	272,211	408,147	413,544	438,894
Realized investment gains (losses)	(40,004)	(97,515)	37,140	(35,113)
Other income	49,181	75,459	74,671	72,476
Total revenues	640,961	862,953	1,006,671	976,457
Total benefits and expenses	616,425	898,520	850,550	867,359
Income before income tax	24,536	(35,567)	156,121	109,098
Income tax expense	8,116	(9,991)	42,542	33,824
Net income	$16,420	$(25,576)	$113,579	$75,274

(1) First quarter includes February 1, 2015 to March 31, 2015

Predecessor Company	January 1, 2015 to January 31, 2015
(Dollars In Thousands)
Premiums and policy fees	$260,582
Reinsurance ceded	(91,632)
Net of reinsurance ceded	168,950
Net investment income	164,605
Realized investment gains (losses)	102,703
Other income	23,388
Total revenues	459,646
Total benefits and expenses	326,799
Income before income tax	132,847
Income tax expense	44,325
Net income	$88,522

27.          SUBSEQUENT EVENTS

The Company has evaluated the effects of events subsequent to December 31, 2016 (Successor Company), and through the date we filed our consolidated financial statements with the United States Securities and Exchange Commission. All accounting and disclosure requirements related to subsequent events are included in our consolidated financial statements.

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

Segment	Deferred Policy Acquisition Costs and Value of Businesses Acquired	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income (1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Successor Company
For The Year Ended December 31, 2016
Life Marketing	$1,218,944	$14,595,370	$119	$426,422	$972,247	$523,989	$1,267,844	$130,708	$65,480	$122
Acquisitions	106,532	14,693,744	2,734	4,247,081	832,083	764,571	1,232,141	8,178	118,056	18,818
Annuities	655,618	1,097,973	—	7,059,060	66,214	318,511	212,735	(11,031)	137,617	—
Stable Value Products	5,455	—	—	3,501,636	—	107,010	41,736	1,176	3,033	—
Asset Protection	37,975	59,947	758,361	—	174,412	17,591	104,327	21,267	169,334	167,544
Corporate and Other	—	63,208	723	75,301	13,740	91,791	17,943	—	250,484	13,689
Total	$2,024,524	$30,510,242	$761,937	$15,309,500	$2,058,696	$1,823,463	$2,876,726	$150,298	$744,004	$200,173
February 1, 2015 to December 31, 2015
Life Marketing	$1,119,515	$13,869,102	$134	$371,618	$882,171	$446,518	$1,109,840	$107,811	$58,609	$148
Acquisitions	(178,662)	14,508,877	3,082	4,254,579	690,741	639,422	1,067,482	2,035	89,960	32,134
Annuities	578,742	1,196,131	—	7,090,171	62,583	296,839	224,934	(41,071)	123,585	—
Stable Value Products	2,357	—	—	2,131,822	—	78,459	19,348	43	2,620	—
Asset Protection	40,421	60,585	647,186	—	168,780	14,042	99,216	26,219	151,590	161,869
Corporate and Other	—	68,495	803	73,066	13,676	57,516	14,568	27	176,038	13,583
Total	$1,562,373	$29,703,190	$651,205	$13,921,256	$1,817,951	$1,532,796	$2,535,388	$95,064	$602,402	$207,734

Predecessor Company
For The Year Ended December 31, 2014
Life Marketing	$1,973,156	$14,077,360	$772,880	$349,698	$854,186	$553,006	$1,075,386	$175,807	$47,688	$151
Acquisitions	600,482	14,740,562	3,473	4,770,181	772,020	874,653	1,247,836	60,031	122,349	35,857
Annuities	539,965	1,015,928	120,850	7,190,908	75,446	465,849	314,488	47,448	115,643	—
Stable Value Products	621	—	—	1,959,488	—	107,170	35,559	380	1,413	—
Asset Protection	40,503	46,963	616,908	—	169,212	18,830	93,193	24,169	161,760	160,948
Corporate and Other	319	63,664	890	70,267	16,462	78,505	20,001	485	181,782	16,388
Total	$3,155,046	$29,944,477	$1,515,001	$14,340,542	$1,887,326	$2,098,013	$2,786,463	$308,320	$630,635	$213,344

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)	Excludes Life Insurance.

SCHEDULE III SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE CORPORATION AND SUBSIDIARIES

(continued)

Segment	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs and Value of Businesses Acquired	Other Operating Expenses(1)	Premiums Written(2)
	(Dollars In Thousands)
Predecessor Company
January 1, 2015 to January 31, 2015
Life Marketing	$84,926	$47,622	$123,179	$4,813	$7,124	$12
Acquisitions	62,343	71,088	101,926	5,033	9,041	2,134
Annuities	6,355	37,189	30,047	(6,999)	9,333	—
Stable Value Products	—	6,888	2,255	25	79	—
Asset Protection	13,983	1,540	7,447	1,858	13,354	13,330
Corporate and Other	1,343	278	1,721	87	16,476	1,345
Total	$168,950	$164,605	$266,575	$4,817	$55,407	$16,821

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Excludes Life Insurance

SCHEDULE IV - REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
For The Year Ended December 31, 2016:
Life insurance in-force	$739,248,680	$(348,994,650)	$116,265,430	$506,519,460		23.0%
Premiums and policy fees:
Life insurance	$2,610,682	$(1,207,159)	$454,999	$1,858,522	(1)	24.5%
Accident/health insurance	58,076	(36,935)	17,439	38,580		45.2
Property and liability insurance	242,517	(86,629)	5,706	161,594		3.5
Total	$2,911,275	$(1,330,723)	$478,144	$2,058,696
February 1, 2015 to December 31, 2015
Life insurance in-force	$727,705,256	$(368,142,294)	$39,546,742	$399,109,704		9.9%
Premiums and policy fees:
Life insurance	$2,360,643	$(1,058,706)	$308,280	$1,610,217	(1)	19.1%
Accident/health insurance	70,243	(36,871)	18,252	51,624		35.4
Property and liability insurance	228,500	(79,294)	6,904	156,110		4.4
Total	$2,659,386	$(1,174,871)	$333,436	$1,817,951

	Predecessor Company
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount		Percentage of Amount Assumed to Net
	(Dollars In Thousands)
January 1, 2015 to January 31, 2015(2)
Premiums and policy fees:
Life insurance	$204,185	$(80,657)	$28,601	$152,129	(1)	18.8%
Accident/health insurance	6,846	(4,621)	1,809	4,034		44.8
Property and liability insurance	18,475	(6,354)	666	12,787		5.2
Total	$229,506	$(91,632)	$31,076	$168,950
For The Year Ended December 31, 2014:
Life insurance in-force	$721,036,332	$(388,890,060)	$43,237,358	$375,383,630		11.5%
Premiums and policy fees:
Life insurance	$2,603,956	$(1,279,908)	$349,934	$1,673,982	(1)	20.9%
Accident/health insurance	81,037	(42,741)	20,804	59,100		35.2
Property and liability insurance	218,663	(73,094)	8,675	154,244		5.6
Total	$2,903,656	$(1,395,743)	$379,413	$1,887,326

(1)

Includes annuity policy fees of $80.1 million, $77.2 million $7.7 million, and $92.8 million for the year ended December 31, 2016 (Successor Company), for the period of February 1, 2015 to December 31, 2015 (Successor Company), the period of January 1, 2015 to January 31, 2015 (Predecessor Company), and for the year ended December 31, 2014 (Predecessor Company), respectively.

(2)

January 31, 2015 (Predecessor Company) balance sheet information is not presented in our consolidated financial statements, therefore January 31, 2015 Life Insurance In-Force has been omitted from this schedule.

SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

	Successor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of December 31, 2016
Allowance for losses on commercial mortgage loans	$—	$(4,682)	$—	$5,406	$724
As of December 31, 2015
Allowance for losses on commercial mortgage loans	$—	$2,561	$—	$(2,561)	$—

	Predecessor Company
		Additions
Description	Balance at beginning of period	Charged to costs and expenses	Charges to other accounts	Deductions	Balance at end of period
	(Dollars In Thousands)
As of January 31, 2015
Allowance for losses on commercial mortgage loans	$5,720	$(2,359)	$—	$(861)	$2,500

PART C:

OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements

  All required financial statements are included in Part B of this Registration Statement.

(b)  Exhibits

  1.  Resolution of the Board of Directors of United Investors Life Insurance Company ("United Investors")   authorizing establishment of the United Investors Annuity Variable Account(1)

  2.  Custody Agreements: Not Applicable

  3.  (a)  Sterne Agee Financial Services, Inc. Agreements:

      (1)  Principal Underwriting Agreement(4)

        (a)  Amendment to Principal Underwriting Agreement(13)

        (b)  Second Amendment to Principal Underwriting Agreement(12)

        (c)  Third Amendment to Principal Underwriting Agreement(13)

        (d)  Fourth Amendment to Principal Underwriting Agreement(14)

      (2)  Limited Selling Agreement(9)

    (b)  Comerica Securities, Inc. Agreement:

      (1)  Principal Underwriting Agreement(14)

    (c)  Investment Distributors, Inc. Agreement:

      (1)  Distribution Agreement(16)

        (a)  Revised Schedule 1 of Distribution Agreement(16)

        (b)  Second Amended Distribution Agreement between Investment Distributors, Inc. and Protective Life Insurance Company(17)

  4.  (a)  Annuity Policy, Form VA92(3)

    (b)  Annuity Policy, Form VA87(7)

    (c)  Death Benefit Endorsement, Form DBEND(5)

    (d)  Variable Annuity Endorsement, Form ENDVA(5)

    (e)  Fixed Account Rider, Form FA95(6)

    (f)  Death Benefit and Withdrawals Endorsement, Form VE98(7)

    (g)  Death Benefit and Withdrawals Endorsement, Form VE02(11)

    (h)  Waiver of Withdrawal Charges Rider, Form VAWR(11)

    (i)  Individual Retirement Annuity Endorsement, Form IRAA02(10)

    (j)  Roth Individual Retirement Annuity Endorsement, Form RIRA02(10)

  5.  Application(2)

  6.  (a)  Amended and Restated Articles of Incorporation of United Investors(15)

    (b)  Amended and Restated By-Laws of United Investors(15)

    (c)  2011 Amended and Restated Charter of Protective Life Insurance Company(16)

    (d)  2011 Amended and Restated By-Laws of Protective Life Insurance Company(16)

    (e)  2011 Certificate of Amended and Restated Charter for Protective Life Insurance Company(16)

    (f)  Agreement and Plan of Merger (Protective Life Insurance Company and United Investors Life Insurance Company)(16)

    (g)  Articles of Merger of United Investors Life Insurance Company with and into Protective Life Insurance Company(16)

  7.  Reinsurance Contracts: Not Applicable

  8.  (a)  (1)  Participation Agreement for W&R Target Funds, Inc.(8)

        (a)  First Amendment of Participation Agreement(8)

        (b)  Second Amendment of Participation Agreement(8)

      (2)  Participation Agreement for Ivy Funds Variable Insurance Portfolios(16)

        (a)  First Amendment to Participation Agreement(18)

    (b)  Form of Administration Agreement: Not Applicable

    (c)  Rule 22c-2 Shareholder Information Agreement(13)

    (d)  Amended Rule 22c-2 Shareholder Information Agreement(16)

  9.  Opinion and consent of Max Berueffy, Esquire(16)

  10.  (a)  Consent of Eversheds Sutherland (US) LLP(18)

    (b)  Independent Registered Public Accounting Firm:

      (1)  Consent of PricewaterhouseCoopers LLP(18)

  11.  Financial statements omitted from Item 23: Not Applicable

  12.  Agreements/understandings for providing initial capital: Not Applicable

  13.  Performance Data Calculations(6)

  14.  Power of Attorney(18)

(1)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on February 13, 1987 as an Exhibit to initial Form N-4 Registration Statement, File No. 33-12000).

(2)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on May 27, 1987 as an Exhibit to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 33-12000).

(3)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 15, 1992 as an Exhibit to Post-Effective Amendment No. 6 to Form N-4 Registration Statement, File No. 33-12000).

(4)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 2 to Form N-4 Registration Statement, File No. 333-89797, filed on April 30, 2001.

(5)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 14 to Form N-4 Registration Statement, File No. 33-12000, filed on April 29, 1998 (previously filed on April 26, 1994 as an Exhibit to Post-Effective Amendment No. 9 to Form N-4 Registration Statement, File No. 33-12000).

(6)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 11 to Form N-4 Registration Statement, File No. 33-12000, filed on February 27, 1996.

(7)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 15 to Form N-4 Registration Statement, File No. 33-12000, filed on February 24, 1999.

(8)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 1 to Form N-4 Registration Statement, File No. 333-89797, filed April 26, 2000.

(9)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-89797, filed April 29, 2002.

(10)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 3 to Form N-4 Registration Statement, File No. 333-43022, filed April 30, 2003.

(11)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 20 to Form N-4 Registration Statement, File No. 33-12000, filed April 30, 2003.

(12)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 9 to Form N-6 Registration Statement, File No. 333-26505, filed April 30, 2004.

(13)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 12 to Form N-6 Registration Statement, File No. 333-26505, filed April 27, 2007.

(14)  Incorporated herein by reference to the Exhibit filed with Post-Effective Amendment No. 15 to Form N-6 Registration Statement, File No. 333-26505, filed April 30, 2010.

(15)  Incorporated herein by reference to the Exhibit filed electronically with Post-Effective Amendment No. 16 to Form N-6 Registration Statement, File No. 333-26505, filed on April 29, 2011.

(16)  Incorporated herein by reference to the Exhibit filed electronically with the Initial Form N-4 Registration Statement, File No. 333-182483, filed on July 2, 2012.

(17)  Incorporated herein by reference to the exhibit filed electronically with Post-Effective Amendment No. 2 to the Form N-4 Registration Statement, File No. 333-190294, filed on April 25, 2014.

(18)  Filed herewith.

Item 25.  Directors and Officers of the Depositor

Name and Principal Business Address *	Position and Offices with Depositor
Adams, D. Scott	Chief Administrative Officer Executive Vice President
Bedwell, Robert R. III	Senior Vice President, Mortgage Loans
Bielen, Richard J.	Chief Operating Officer Director Executive Committee President
Black, Lance P.	Senior Vice President Treasurer
Callaway, Steve M.	Assistant Secretary Chief Compliance Officer Senior Associate Counsel Senior Vice President
Cirulli, Vincent	Senior Vice President, Derivatives and VA Hedging
Cyphert, Mark	Chief Information and Operations Officer Senior Vice President
Drew, Mark L.	Executive Vice President General Counsel
Evesque, Wendy L.	Chief Human Resources Officer Senior Vice President
Goyer, Stephane	Head of Insurance Risk Senior Vice President
Harrison, Wade V.	Senior Vice President, Chief Product Actuary
Herring, Derry W	Chief Auditor Senior Vice President
Johns, John D.	Chairman of the Board Chief Executive Officer Director Executive Committee
Kohler, Matthew	Chief Technology Officer Senior Vice President
Long, Deborah J.	Chief Legal Officer Executive Vice President Secretary
Loper, David M	Senior Associate Counsel Senior Vice President
Martinez, Benjamin	Managing Director of Operations
Moloney, Michelle	Chief Risk Officer Senior Vice President
Passafiume, Philip E.	Senior Vice President, Director of Fixed Income
Riebel, Matthew A.	Senior Vice President, Life Sales
Sawyer, John Robert	Life and Annuity Executive Senior Vice President
Seurkamp, Aaron C.	Senior Vice President, Chief Sales Officer
Sottosanti, Frank	Chief Marketing Officer Senior Vice President
Stokes, Barrie Balzli	Senior Associate Counsel Senior Vice President, Government Affairs
Stuenkel, Wayne E.	Chief Actuary Senior Vice President
Temple, Michael G.	Executive Vice President, Finance and Risk
Thigpen, Carl S.	Chief Investment Officer Director Executive Vice President
Wagner, James	Senior Vice President, Annuity Sales

Name and Principal Business Address *	Position and Offices with Depositor
Walker, Steven G.	Chief Financial Officer Executive Vice President
Wells, Paul R.	Chief Accounting Officer Controller Senior Vice President
Whitcomb, John	Senior Vice President, Emerging Business
Williams, Lucinda S.	Senior Vice President, Customer Experience
Wooden, Cynthia	Director of Regulatory Administration, APD

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 26.  Persons Controlled by or Under Common Control with the Depositor or Registrant

The registrant is a segregated asset account of the Company and is therefore owned and controlled by the Company. All of the Company's outstanding voting common stock is owned by Protective Life Corporation, a subsidiary of Dai-ichi Life Insurance Company, Limited. Protective Life Corporation is described more fully in the prospectus included in this registration statement. Various companies and other entities controlled by Protective Life Corporation may therefore be considered to be under common control with the registrant or the Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth in Exhibit 21 to Form 10-K of Protective Life Corporation for the fiscal year ended December 31, 2016 (File No. 1-11339) filed with the Commission on February 24, 2017.

Item 27.  Number of Policy Owners

As of March 31, 2017, there were 5,482 owners of the Policies.

Item 28.  Indemnification

Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters

(a)  As of July 1, 2012, Investment Distributors, Inc. is the principal underwriter of the policies as defined in the Investment Company Act of 1940 (the "1940 Act"). From February 1, 2010 until June 30, 2012, Comerica Securities, Inc. was principal underwriter of the policies. Prior to February 1, 2010, Sterne Agee Financial Services, Inc. was the principal underwriter of the policies. Its principal underwriting agreement terminated as of January 31, 2010.

(b)  The following table provides certain information with respect to the principal officers and directors of Investment Distributors, Inc.

Name and Principal Business Address*	Position and Offices	Position and Offices with Registrant
Brown, Barry K.	Assistant Secretary	Assistant Vice President, LLC Commissions
Caldwell, Edwin V. II	Director President	Vice President, New Business Operations, Life and Annuity Divisions
Callaway, Steve M.	Director Chief Compliance Officer Secretary	None
Debnar, Lawrence J.	Assistant Financial Officer	Vice President, Financial Reporting
Gilmer, Joseph F.	Director Assistant Financial Officer	Assistant Vice President — Annuity Financial Reporting
Johnson, Julena G.	Assistant Compliance Officer	Senior Compliance Analyst II, Life and Annuity Division
Majewski, Carol L.	Assistant Compliance Officer	Director II, Compliance Officer
Morsch, Letitia	Assistant Secretary	Second Vice President, Annuity and VUL Administration
Tennent, Rayburn	Chief Financial Officer	None

*  Unless otherwise indicated, principal business address is 2801 Highway 280 South, Birmingham, Alabama 35223.

(c)  Compensation from the Registrant. The following commissions and other compensation were received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year ended December 31, 2016:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation
Investment Distributors, Inc.	$133,017.81	None	N/A	None

Item 30.  Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by Protective Life Insurance Company at 2801 Highway 280 South, Birmingham, Alabama 35223.

Item 31.  Management Services

All management contracts are discussed in Part A or Part B.

Item 32.  Undertakings

(a)  Registrant undertakes that it will file a Post-Effective Amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b)  Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c)  Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Protective Life at the address or phone number listed in the Prospectus.

(d)  Protective Life Insurance Company represents that the fees and charges deducted under the annuity policy form, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Protective Life.

STATEMENT PURSUANT TO RULE 6c-7

Protective Life and the Variable Account rely on 17 C.F.R. Sections 270.6c-7 and represent that the provisions of that Rule have been or will be complied with. Accordingly, Protective Life and the Variable Account are exempt from the provisions of Sections 22(e), 27(c)(1) and 27(d) of the Investment Company Act of 1940 with respect to any variable annuity contract participating in such account to the extent necessary to permit compliance with the Texas Optional Retirement Program.

SECTION 403(b) REPRESENTATIONS

Protective Life represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant of this Registration Statement certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement of Form N-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama, on April 28, 2017.

UNITED INVESTORS ANNUITY VARIABLE ACCOUNT (REGISTRANT)

BY:  *

  John D. Johns President

BY:  PROTECTIVE LIFE INSURANCE COMPANY (DEPOSITOR)

BY:  *

  John D. Johns President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
* John D. Johns	Chairman of the Board, Chief Executive Officer and Director	April 28, 2017
* Richard J. Bielen	President, Chief Operating Officer and Director	April 28, 2017
* Steven G. Walker	Executive Vice President, Chief Financial Officer and Controller	April 28, 2017
* Carl S. Thigpen	Executive Vice President, Chief Investment Officer and Director	April 28, 2017
*BY: /S/ MAX BERUEFFY Max Berueffy Attorney-in-Fact		April 28, 2017

EXHIBIT INDEX

  2 (a)  First Amendment to Participation Agreement

  10 (a)   Consent of Eversheds Sutherland (US) LLP

  10 (b)(1)  Consent of PricewaterhouseCoopers LLP

  14    Power of Attorney